UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-00558
THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: October 31st
Date of reporting period: November 1, 2008 – April 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Growth Fund

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(1,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Growth A#	6/08/49	-33.47%	-3.33%	-1.30%	9.94%
Growth A##	6/08/49	-37.13%	-4.42%	-1.85%	9.84%
Growth B#	11/14/94	-33.76%	-4.00%	NA *	NA *
Growth B##	11/14/94	-37.07%	-4.32%	NA *	NA *
Growth C#	11/14/94	-33.96%	-3.99%	-1.99%	4.49%
Growth C##	11/14/94	-34.62%	-3.99%	-1.99%	4.49%
Growth I#	2/19/02	-33.20%	-3.14%	NA	-0.85%
Growth L#	6/08/49	-33.30%	-3.07%	-1.11%	9.98%
Growth L##	6/08/49	-36.46%	-4.01%	-1.59%	9.89%
Growth R3#	2/19/02	-33.63%	-3.18%	NA	-1.06%
Growth R4#	2/19/02	-33.41%	-3.02%	NA	-0.95%
Growth R5#	2/19/02	-33.22%	-2.90%	NA	-0.86%
Growth Y#	2/19/02	-33.15%	-2.84%	NA	-0.82%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner	Director, Partner
How did the Fund perform?
The Class A shares of The Hartford Growth Fund returned 0.17%, before sales charge, for the six-month period ended April 30, 2009, outperforming its benchmark, the Russell 1000 Growth Index, which returned -1.52% for the same period. The Fund also outperformed the -1.99% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of April stocks rallied as investors came to believe that a Depression-like scenario was less likely.

2

Sector returns diverged widely in this environment, with weakness in Financials (-11%), Energy (-9%), and Consumer Staples (-8%) overshadowing relative strength in Materials (+8%), Consumer Discretionary (+7%), and Information Technology (+5%). Growth stocks (-2%) significantly outperformed Value stocks (-13%), as measured by the Russell 1000 Growth and Russell 1000 Value indices.
The Fund’s outperformance versus its benchmark was driven by both stock selection and sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Security selection was strongest in Industrials, Financials, and Energy, more than offsetting weaker security results in Materials, Consumer Discretionary, and Health Care. In addition, relative (i.e. performance of the Fund as measured against the benchmark) returns were helped by our below-benchmark weights in Consumer Staples and Health Care.
Top contributors to absolute (i.e. total return) and benchmark-relative returns were Goldman Sachs (Financials), BMC Software (Information Technology), and Coach (Consumer Discretionary). Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Shares of BMC Software, a designer of system and service management solutions for large enterprises, rose during the quarter, as the company reported strong fiscal second quarter results, helped by improving operating margins. Retailer Coach’s shares rose after the company reported better-than-expected earnings results and an improvement in sales from the prior quarter.
Focus Media (Consumer Discretionary), Covidien (Health Care), and Wells Fargo (Financials) were the top detractors from relative performance during the period. Shares of China-based digital advertising and media company Focus Media fell after the company released disappointing quarterly results and reduced guidance, citing a shortfall in mobile advertising revenue. We eliminated the position during the period. Covidien is transitioning into a stand-alone global healthcare products company following its spinout from Tyco, providing health care products for use in clinical and home settings. Its stock price suffered during the period due to concerns that foreign exchange volatility would hurt earnings. Shares of diversified financial services company Wells Fargo fell sharply as investors became concerned about the potential impact of worsening credit trends and the possibility that Wells Fargo may have to raise additional equity. Insurer MetLife (Financials) was a top detractor in absolute terms.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the recent stock market rally. Unemployment is rising sharply, the housing slowdown continues, and consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures and, while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s fundamentals and valuation. As a result of this bottom up stock selection, our largest sector weights relative to the benchmark at the end of the period were in Information Technology, Industrials, and Financials. At the end of the period, we were most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Consumer Staples, Health Care, and Utilities sectors.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	0.3%
Capital Goods	16.8
Consumer Durables & Apparel	1.9
Consumer Services	2.5
Diversified Financials	2.6
Energy	9.2
Food & Staples Retailing	1.0
Food, Beverage & Tobacco	2.4
Health Care Equipment & Services	5.5
Insurance	3.0
Materials	3.3
Media	1.4
Pharmaceuticals, Biotechnology & Life Sciences	3.0
Retailing	5.5
Semiconductors & Semiconductor Equipment	4.1
Software & Services	20.4
Technology Hardware & Equipment	15.1
Telecommunication Services	1.3
Short-Term Investments	1.9
Other Assets and Liabilities	(1.2)

Total	100.0%

3

The Hartford Growth Fund

Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 99.3%
	Banks - 0.3%
147	Itau Unibanco Banco Multiplo S.A. ADR	$2,023

	Capital Goods - 16.8%
402	ABB Ltd. ADR	5,720
203	Caterpillar, Inc.	7,220
198	Cummins, Inc.	6,742
242	Deere & Co.	9,997
95	Eaton Corp.	4,157
128	Emerson Electric Co.	4,356
181	General Dynamics Corp.	9,351
222	Honeywell International, Inc.	6,914
189	Illinois Tool Works, Inc.	6,201
178	Lockheed Martin Corp.	13,941
138	Precision Castparts Corp.	10,307
313	Raytheon Co.	14,177
82	Siemens AG ADR	5,486
96	Vestas Wind Systems A/S •	6,235

		110,804

	Consumer Durables & Apparel - 1.9%
297	Coach, Inc. •	7,272
102	NIKE, Inc. Class B	5,346

		12,618

	Consumer Services - 2.5%
261	Apollo Group, Inc. Class A •	16,436

	Diversified Financials - 2.6%
69	Goldman Sachs Group, Inc.	8,850
292	Moody’s Corp.	8,627

		17,477

	Energy - 9.2%
400	Halliburton Co.	8,094
101	Hess Corp.	5,545
284	National Oilwell Varco, Inc. •	8,596
205	Occidental Petroleum Corp.	11,528
123	Petroleo Brasileiro S.A. ADR	4,117
319	Schlumberger Ltd.	15,626
111	Transocean, Inc. •	7,519

		61,025

	Food & Staples Retailing - 1.0%
420	Supervalu, Inc.	6,860

	Food, Beverage & Tobacco - 2.4%
355	Nestle S.A.	11,558
79	PepsiCo, Inc.	3,955

		15,513

	Health Care Equipment & Services - 5.5%
269	Covidien Ltd.	8,887
292	Medtronic, Inc.	9,360
255	St. Jude Medical, Inc. •	8,535
402	UnitedHealth Group, Inc.	9,454

		36,236

	Insurance - 3.0%
212	AON Corp.	8,948
506	Marsh & McLennan Cos., Inc.	10,663

		19,611

	Materials - 3.3%
64	BHP Billiton Ltd. ADR	3,058
117	Monsanto Co.	9,962
88	Mosaic Co.	3,569
113	Newmont Mining Corp.	4,539

		21,128

	Media - 1.4%
126	DirecTV Group, Inc. •	3,118
308	Viacom, Inc. Class B •	5,931

		9,049

	Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
206	Abbott Laboratories	8,606
255	Teva Pharmaceutical Industries Ltd. ADR	11,206

		19,812

	Retailing - 5.5%
613	Staples, Inc.	12,637
292	Target Corp.	12,057
412	TJX Cos., Inc.	11,510

		36,204

	Semiconductors & Semiconductor Equipment - 4.1%
463	Altera Corp.	7,558
295	Analog Devices, Inc.	6,271
550	Texas Instruments, Inc.	9,936
159	Xilinx, Inc.	3,258

		27,023

	Software & Services - 20.4%
329	Accenture Ltd. Class A	9,692
62	Adobe Systems, Inc. •	1,704
76	Automatic Data Processing, Inc.	2,672
313	BMC Software, Inc. •	10,859
20	Google, Inc. •	8,003
38	Mastercard, Inc.	6,907
222	McAfee, Inc. •	8,326
1,080	Microsoft Corp.	21,882
24	Nintendo Co., Ltd.	6,420
1,278	Oracle Corp. •	24,723
360	VeriSign, Inc. •	7,407
158	Visa, Inc.	10,264
960	Western Union Co.	16,080

		134,939

	Technology Hardware & Equipment - 15.1%
25	Apple, Inc. •	3,206
1,103	Cisco Systems, Inc. •	21,317
570	Hewlett-Packard Co.	20,497
118	International Business Machines Corp.	12,193
266	Juniper Networks, Inc. •	5,768
696	NetApp, Inc. •	12,728
345	Qualcomm, Inc.	14,605
130	Research In Motion Ltd. •	9,014

		99,328

	Telecommunication Services - 1.3%
492	MetroPCS Communications, Inc. •	8,410

	Total common stocks (cost $731,326)	$654,496

	Total long-term investments (cost $731,326)	$654,496

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $2,890, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $2,948)
$2,890	0.18%, 04/30/2009		$2,890

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $3,459, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $3,528)

3,459	0.17%, 04/30/2009		3,459

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $4,833, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $4,929)

4,833	0.17%, 04/30/2009		4,833
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $16, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $17)
16	0.14%, 04/30/2009		16

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,042, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $1,063)

1,042	0.16%, 04/30/2009		1,042

			12,240

	Total short-term investments (cost $12,240)		$12,240

	Total investments (cost $743,566) ▲	101.2%	$666,736
	Other assets and liabilities	(1.2)%	(7,737)

	Total net assets	100.0%	$658,999

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.07% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $749,521 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,608
Unrealized Depreciation	(115,393)

Net Unrealized Depreciation	$(82,785)

•	Currently non-income producing.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$630,282
Investment in securities — Level 2	36,454

Total	$666,736

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $743,566)	$666,736
Cash	—
Receivables:
Investment securities sold	1,291
Fund shares sold	609
Dividends and interest	1,151
Other assets	202

Total assets	669,989

Liabilities:
Payables:
Investment securities purchased	9,907
Fund shares redeemed	702
Investment management fees	81
Distribution fees	28
Accrued expenses	272

Total liabilities	10,990

Net assets	$658,999

Summary of Net Assets:
Capital stock and paid-in-capital	887,798
Accumulated undistributed net investment income	1,589
Accumulated net realized loss on investments and foreign currency transactions	(153,551)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(76,837)

Net assets	$658,999

Shares authorized	27,000,000

Par value	$0.0001

Class A: Net asset value per share/Maximum offering price per share	$11.61/$12.28

Shares outstanding	25,849

Net assets	$300,192

Class B: Net asset value per share	$9.83

Shares outstanding	1,839

Net assets	$18,073

Class C: Net asset value per share	$9.84

Shares outstanding	4,243

Net assets	$41,744

Class I: Net asset value per share	$11.73

Shares outstanding	3,641

Net assets	$42,697

Class L: Net asset value per share/Maximum offering price per share	$11.86/$12.45

Shares outstanding	13,374

Net assets	$158,550

Class R3: Net asset value per share	$11.86

Shares outstanding	8

Net assets	$100

Class R4: Net asset value per share	$11.96

Shares outstanding	156

Net assets	$1,864

Class R5: Net asset value per share	$12.04

Shares outstanding	5

Net assets	$63

Class Y: Net asset value per share	$12.08

Shares outstanding	7,925

Net assets	$95,716

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5,177
Interest	14
Securities lending	43
Less: Foreign tax withheld	(136)

Total investment income	5,098

Expenses:
Investment management fees	2,295
Transfer agent fees	679
Distribution fees
Class A	322
Class B	87
Class C	200
Class L	187
Class R3	—
Class R4	2
Custodian fees	7
Accounting services	36
Registration and filing fees	66
Board of Directors’ fees	10
Interest and dividend expense	—
Audit fees	12
Other expenses	168

Total expenses (before waivers and fees paid indirectly)	4,071
Expense waivers	(352)
Transfer agent fee waivers	(189)
Commission recapture	(21)
Custodian fee offset	—

Total waivers and fees paid indirectly	(562)

Total expenses, net	3,509

Net investment income	1,589

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(126,337)
Net realized gain on foreign currency transactions	1

Net Realized Loss on Investments and Foreign Currency Transactions	(126,336)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	123,650
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	123,644

Net Loss on Investments and Foreign Currency Transactions	(2,692)

Net Decrease in Net Assets Resulting from Operations	$(1,103)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$1,589	$(2,106)
Net realized loss on investments and foreign currency transactions	(126,336)	(25,396)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	123,644	(446,193)

Net decrease in net assets resulting from operations	(1,103)	(473,695)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(46,494)
Class B	—	(3,520)
Class C	—	(7,327)
Class I	—	(2,683)
Class L	—	(23,556)
Class R3	—	(1)
Class R4	—	(21)
Class R5	—	(5)
Class Y	—	(7,436)

Total distributions	—	(91,043)

Capital Share Transactions:
Class A	5,156	(60,581)
Class B	(1,662)	(2,634)
Class C	(4,308)	3,207
Class I	(5,023)	35,310
Class L	(10,970)	(7,346)
Class R3	39	67
Class R4	428	1,850
Class R5	11	31
Class Y	(18,493)	72,600

Net increase (decrease) from capital share transactions	(34,822)	42,504

Net decrease in net assets	(35,925)	(522,234)
Net Assets:
Beginning of period	694,924	1,217,158

End of period	$658,999	$694,924

Accumulated undistributed net investment income (loss)	$1,589	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of six portfolios. Financial statements for The Hartford Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

9

The Hartford Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on

10

a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in

11

The Hartford Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 - Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining

12

whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$9,424	$—
Long-Term Capital Gains *	81,619	86,489

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(21,260)
Unrealized Depreciation†	$(206,436)

Total Accumulated Deficit	$(227,696)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

13

The Hartford Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $2,106, increase accumulated net realized gain by $102, and decrease paid in capital by $2,208.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$21,260

Total	$21,260

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.9000%
On next $150 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

14

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.42%	1.55%	1.25%	0.95%	0.95%
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.18%	1.27%	1.27%		1.31%	1.31%	1.43%
Class B Shares	1.61	1.91	2.08		2.08	2.13	2.13
Class C Shares	2.05	1.97	1.98		2.00	2.03	2.05
Class I Shares	0.98	0.89	0.90		0.91 *
Class L Shares	1.09	1.03	1.04		1.03	1.04	1.05
Class R3 Shares	1.55	1.55	1.57	†
Class R4 Shares	1.25	1.20	1.18	‡
Class R5 Shares	0.95	0.92	0.91	§
Class Y Shares	0.85	0.80	0.81		0.81	0.83	0.85

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $199 and contingent deferred sales charges of $29 from the Fund.

15

The Hartford Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $41. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $527 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	23.90%
Class B	0.01	23.00
Class C	0.01	23.08
Class I	0.01	24.35
Class L	0.01	24.20
Class Y	0.01	24.50

16

5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$278,877
Sales Proceeds Excluding U.S. Government Obligations	283,908
6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	8,890	—	(8,246)	—	644	7,001	2,200	(13,530)	—	(4,329)
Amount	$91,405	$—	$(86,249)	$—	$5,156	$113,372	$40,350	$(214,303)	$—	$(60,581)
Class B
Shares	110	—	(299)	—	(189)	171	209	(602)	—	(222)
Amount	$985	$—	$(2,647)	$—	$(1,662)	$2,467	$3,267	$(8,368)	$—	$(2,634)
Class C
Shares	426	—	(925)	—	(499)	924	383	(1,189)	—	118
Amount	$3,881	$—	$(8,189)	$—	$(4,308)	$13,449	$6,019	$(16,261)	$—	$3,207
Class I
Shares	475	—	(955)	—	(480)	3,121	143	(812)	—	2,452
Amount	$5,062	$—	$(10,085)	$—	$(5,023)	$45,587	$2,621	$(12,898)	$—	$35,310
Class L
Shares	166	—	(1,194)	—	(1,028)	286	1,205	(2,067)	—	(576)
Amount	$1,813	$—	$(12,783)	$—	$(10,970)	$4,837	$22,498	$(34,681)	$—	$(7,346)
Class R3
Shares	4	—	—	—	4	4	—	(1)	—	3
Amount	$44	$—	$(5)	$—	$39	$74	$1	$(8)	$—	$67
Class R4
Shares	44	—	(5)	—	39	118	1	(15)	—	104
Amount	$483	$—	$(55)	$—	$428	$2,068	$21	$(239)	$—	$1,850
Class R5
Shares	1	—	—	—	1	3	—	(2)	—	1
Amount	$12	$—	$(1)	$—	$11	$51	$4	$(24)	$—	$31
Class Y
Shares	430	—	(2,153)	—	(1,723)	5,427	392	(885)	—	4,934
Amount	$4,679	$—	$(23,172)	$—	$(18,493)	$78,920	$7,436	$(13,756)	$—	$72,600
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	26	$273
For the Year Ended October 31, 2008	39	$663

17

The Hartford Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

The Hartford Growth Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$11.59	$0.03	$—	$(0.01)	$0.02	$—	$—	$—	$—	$0.02	$11.61	0.17	%(e)	$300,192	1.52	%(f)	1.18	%(f)	1.18	%(f)	0.51	%(f)	46%
B	9.83	—	—	—	—	—	—	—	—	—	9.83	—	(e)	18,073	2.59	(f)	1.62	(f)	1.62	(f)	0.07	(f)	—
C	9.86	(0.02)	—	—	(0.02)	—	—	—	—	(0.02)	9.84	(0.20	)(e)	41,744	2.14	(f)	2.05	(f)	2.05	(f)	(0.36	)(f)	—
I	11.69	0.04	—	—	0.04	—	—	—	—	0.04	11.73	0.34	(e)	42,697	0.98	(f)	0.98	(f)	0.98	(f)	0.71	(f)	—
L	11.83	0.03	—	—	0.03	—	—	—	—	0.03	11.86	0.25	(e)	158,550	1.10	(f)	1.09	(f)	1.09	(f)	0.59	(f)	—
R3	11.86	0.01	—	(0.01)	—	—	—	—	—	—	11.86	—	(e)	100	1.83	(f)	1.55	(f)	1.55	(f)	0.19	(f)	—
R4	11.94	0.02	—	—	0.02	—	—	—	—	0.02	11.96	0.17	(e)	1,864	1.26	(f)	1.25	(f)	1.25	(f)	0.45	(f)	—
R5	12.00	0.04	—	—	0.04	—	—	—	—	0.04	12.04	0.33	(e)	63	0.99	(f)	0.95	(f)	0.95	(f)	0.76	(f)	—
Y	12.03	0.05	—	—	0.05	—	—	—	—	0.05	12.08	0.42	(e)	95,716	0.86	(f)	0.86	(f)	0.86	(f)	0.82	(f)	—
For the Year Ended October 3l, 2008(g)
A	21.25	(0.05)	—	(8.03)	(8.08)	—	(1.58)	—	(1.58)	(9.66)	11.59	(40.77)		292,129	1.27		1.27		1.27		(0.27)		106
B	18.39	(0.13)	—	(6.85)	(6.98)	—	(1.58)	—	(1.58)	(8.56)	9.83	(41.16)		19,936	2.24		1.91		1.91		(0.91)		—
C	18.45	(0.14)	—	(6.87)	(7.01)	—	(1.58)	—	(1.58)	(8.59)	9.86	(41.19)		46,757	1.97		1.97		1.97		(0.96)		—
I	21.34	0.02	—	(8.09)	(8.07)	—	(1.58)	—	(1.58)	(9.65)	11.69	(40.53)		48,174	0.89		0.89		0.89		0.14		—
L	21.60	—	—	(8.19)	(8.19)	—	(1.58)	—	(1.58)	(9.77)	11.83	(40.61)		170,321	1.05		1.03		1.03		(0.03)		—
R3	21.76	(0.08)	—	(8.24)	(8.32)	—	(1.58)	—	(1.58)	(9.90)	11.86	(40.93)		53	1.71		1.55		1.55		(0.51)		—
R4	21.82	(0.03)	—	(8.27)	(8.30)	—	(1.58)	—	(1.58)	(9.88)	11.94	(40.70)		1,394	1.20		1.20		1.20		(0.17)		—
R5	21.87	0.02	—	(8.31)	(8.29)	—	(1.58)	—	(1.58)	(9.87)	12.00	(40.56)		51	0.92		0.92		0.92		0.09		—
Y	21.90	0.04	—	(8.33)	(8.29)	—	(1.58)	—	(1.58)	(9.87)	12.03	(40.50)		116,109	0.80		0.80		0.80		0.21		—
For the Year Ended October 3l, 2007
A	18.45	(0.07)	—	4.17	4.10	—	(1.30)	—	(1.30)	2.80	21.25	23.92	(h)	627,677	1.27		1.27		1.27		(0.35)		89
B	16.25	(0.21)	—	3.65	3.44	—	(1.30)	—	(1.30)	2.14	18.39	23.02	(h)	41,359	2.22		2.09		2.09		(1.17)		—
C	16.29	(0.19)	—	3.65	3.46	—	(1.30)	—	(1.30)	2.16	18.45	23.10	(h)	85,303	1.98		1.98		1.98		(1.06)		—
I	18.46	—	—	4.18	4.18	—	(1.30)	—	(1.30)	2.88	21.34	24.37	(h)	35,626	0.91		0.91		0.91		0.02		—
L(i)	18.69	(0.05)	—	4.26	4.21	—	(1.30)	—	(1.30)	2.91	21.60	24.22	(h)	323,581	1.06		1.05		1.05		(0.27)		—
R3(j)	18.15	(0.08)	—	3.69	3.61	—	—	—	—	3.61	21.76	19.89	(e)	16	1.56	(f)	1.56	(f)	1.56	(f)	(0.67	)(f)	—
R4(k)	18.15	(0.01)	—	3.68	3.67	—	—	—	—	3.67	21.82	20.22	(e)	282	1.17	(f)	1.17	(f)	1.17	(f)	(0.28	)(f)	—
R5(l)	18.15	—	—	3.72	3.72	—	—	—	—	3.72	21.87	20.50	(e)	63	0.90	(f)	0.90	(f)	0.90	(f)	(0.01	)(f)	—
Y	18.89	0.02	—	4.29	4.31	—	(1.30)	—	(1.30)	3.01	21.90	24.52	(h)	103,251	0.81		0.81		0.81		0.10		—
For the Year Ended October 3l, 2006
A	17.32	(0.07)	—	1.20	1.13	—	—	—	—	1.13	18.45	6.52		707,000	1.34		1.33		1.33		(0.38)		92
B	15.38	(0.20)	—	1.07	0.87	—	—	—	—	0.87	16.25	5.66		44,064	2.22		2.09		2.09		(1.14)		—
C	15.40	(0.18)	—	1.07	0.89	—	—	—	—	0.89	16.29	5.78		85,469	2.02		2.02		2.02		(1.07)		—
I(m)	17.64	—	—	0.82	0.82	—	—	—	—	0.82	18.46	4.65	(e)	1,961	0.96	(f)	0.96	(f)	0.96	(f)	(0.52	)(f)	—
L	17.50	(0.02)	—	1.21	1.19	—	—	—	—	1.19	18.69	6.80		274,890	1.05		1.05		1.05		(0.10)		—
Y	17.65	0.01	—	1.23	1.24	—	—	—	—	1.24	18.89	7.03		130,594	0.83		0.83		0.83		0.08		—
For the Year Ended October 3l, 2005
A	16.19	(0.04)	—	1.17	1.13	—	—	—	—	1.13	17.32	6.98		635,057	1.40		1.33		1.33		(0.30)		77
B	14.49	(0.15)	—	1.04	0.89	—	—	—	—	0.89	15.38	6.14		46,251	2.27		2.15		2.15		(1.09)		—
C	14.50	(0.13)	—	1.03	0.90	—	—	—	—	0.90	15.40	6.21		82,481	2.05		2.05		2.05		(1.01)		—
L	16.32	0.01	—	1.17	1.18	—	—	—	—	1.18	17.50	7.23		295,731	1.06		1.06		1.06		0.05		—
Y	16.42	0.01	—	1.22	1.23	—	—	—	—	1.23	17.65	7.49		52,992	0.85		0.85		0.85		0.10		—
For the Year Ended October 3l, 2004
A	15.19	(0.08)	—	1.08	1.00	—	—	—	—	1.00	16.19	6.58		384,160	1.55		1.45		1.45		(0.84)		66
B	13.70	(0.15)	—	0.94	0.79	—	—	—	—	0.79	14.49	5.77		32,440	2.33		2.15		2.15		(1.54)		—
C	13.70	(0.12)	—	0.92	0.80	—	—	—	—	0.80	14.50	5.84		47,575	2.07		2.07		2.07		(1.45)		—
L	15.26	(0.08)	—	1.14	1.06	—	—	—	—	1.06	16.32	6.95		310,084	1.08		1.08		1.08		(0.48)		—
Y	15.31	—	—	1.11	1.11	—	—	—	—	1.11	16.42	7.25		11,926	0.87		0.87		0.87		(0.18)		—
See next page for footnotes to financial highlights.

19

The Hartford Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Classes H, M and N were merged into Class L on February 9, 2007.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

(m)	Commenced operations on August 31, 2006.

20

The Hartford Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Growth Fund

Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*     On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*     Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))

Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,001.72	$5.85	$1,000.00	$1,018.94	$5.90	1.18%	181	365
Class B	$1,000.00	$1,000.00	$8.03	$1,000.00	$1,016.76	$8.10	1.62	181	365
Class C	$1,000.00	$997.97	$10.15	$1,000.00	$1,014.62	$10.24	2.05	181	365
Class I	$1,000.00	$1,003.42	$4.86	$1,000.00	$1,019.93	$4.90	0.98	181	365
Class L	$1,000.00	$1,002.53	$5.41	$1,000.00	$1,019.38	$5.45	1.09	181	365
Class R3	$1,000.00	$1,000.00	$7.68	$1,000.00	$1,017.10	$7.75	1.55	181	365
Class R4	$1,000.00	$1,001.67	$6.20	$1,000.00	$1,018.59	$6.25	1.25	181	365
Class R5	$1,000.00	$1,003.33	$4.71	$1,000.00	$1,020.08	$4.75	0.95	181	365
Class Y	$1,000.00	$1,004.15	$4.27	$1,000.00	$1,020.52	$4.30	0.86	181	365

24

The Hartford Growth Opportunities Fund

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(1,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Growth Opp A#	3/31/63	-40.32%	0.09%	2.42%	11.38%
Growth Opp A##	3/31/63	-43.61%	-1.03%	1.84%	11.24%
Growth Opp B#	11/14/94	-40.72%	-0.67%	NA *	NA *
Growth Opp B##	11/14/94	-43.68%	-0.95%	NA *	NA *
Growth Opp C#	11/14/94	-40.76%	-0.63%	1.69%	5.86%
Growth Opp C##	11/14/94	-41.36%	-0.63%	1.69%	5.86%
Growth Opp I#	2/19/02	-40.12%	0.30%	NA	2.16%
Growth Opp L#	3/31/63	-40.17%	0.35%	2.62%	11.43%
Growth Opp L##	3/31/63	-43.01%	-0.62%	2.12%	11.31%
Growth Opp R3#	2/19/02	-40.48%	0.23%	NA	1.89%
Growth Opp R4#	2/19/02	-40.30%	0.40%	NA	2.01%
Growth Opp R5#	2/19/02	-40.07%	0.53%	NA	2.10%
Growth Opp Y#	2/19/02	-40.04%	0.57%	NA	2.13%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Opportunities Fund returned -6.83%, before sales charge, for the six-month period ended April 30, 2009, versus the returns of -1.68% for the Russell 3000 Growth Index and -1.52% for the Russell 1000 Growth Index. The Fund underperformed the -2.77% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Sharp increases in unemployment and uncertainty over the stimulus package got 2009 off to a weak start. However, recent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Fed in the capital markets led to increased investor risk appetite during March, despite continuing softness in demand for durable goods and a collapse in global trade.

2

In this environment, mid cap stocks (-0.2%) outperformed small (-8.4%) and large cap stocks (-8.5%) during the period, as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth (-2%) significantly outperformed Value (-13%), as measured by the Russell 3000 Growth and Russell 3000 Value indexes, respectively. Within the Russell 3000 Growth Index, Consumer Discretionary, Materials, Information Technology, and Telecommunication Services were the only sectors that posted positive returns while Financials and Energy lagged the most.
The Fund underperformed primarily due to weak security selection in Information Technology, Consumer Discretionary, Financials and Health Care. Sector weight positioning, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Financials and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Information Technology.
Top detractors from relative performance during the period included Hughes Telematics (Information Technology), General Electric (Industrials), and Focus Media (Consumer Discretionary). Shares of Hughes Telematics, an after-market provider of next generation telematics for the automobile industry, declined due to concerns over slowing industry sales. Shares of U.S. conglomerate General Electric fell following the company’s dividend cut and investors’ concern about the company’s financial services business. Shares of Focus Media, a Chinese digital advertising and media company, declined following disappointing quarterly profits. The company’s management reduced guidance due to the economic downturn and slowing online advertising spending trends. We eliminated our positions in General Electric and Focus Media during the period. Another notable detractor from absolute (i.e. total return) returns was State Street (Financials), a leading global custody provider to the financial services industry. Shares declined after management disclosed higher than expected unrealized losses, triggering concerns over capital adequacy. We eliminated our position in the stock during the period.
The largest contributors to relative and absolute performance included Goldman Sachs (Financials), Schering-Plough (Health Care) and BMC Software (Information Technology). Shares of Goldman Sachs, a U.S. bank holding company and investment bank, benefited from the firm’s relatively healthy balance sheet, strong trading results, and relief from fears of further dilutive equity raises. Global health care company Schering-Plough’s shares jumped after the company announced a definitive merger agreement with Merck. We trimmed our position following the announcement but continue to hold the stock given our favorable view of the company post-merger. Shares of software developer BMC Software increased following strong quarterly results due to the company’s healthy balance sheet, robust product line and competitive position.
Wireless broadband personal communication provider MetroPCS Communication (Telecommunication Services) was also a notable contributor to absolute performance. The company’s shares performed well as consumers preferred lower cost pre-pay wireless package options over higher cost plans with the major wireless carriers.
What is your outlook?
Investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit. The concern has shifted to focus on government involvement in private enterprise and the troubling trends of unemployment and corporate profits. We see investment opportunities across multiple sectors and continue to focus our research efforts on identifying stocks of companies whose future growth is underpriced. At the end of the period, our bottom-up decisions resulted in overweights in the Financials, Health Care, and Telecommunication Services sectors and underweights in the Information Technology, Consumer Staples, and Utilities sectors relative to the Russell 3000 Growth Index.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Banks	1.6%
Capital Goods	8.9
Commercial & Professional Services	1.1
Consumer Durables & Apparel	2.3
Consumer Services	1.0
Diversified Financials	3.0
Energy	8.1
Food & Staples Retailing	1.1
Food, Beverage & Tobacco	5.4
Health Care Equipment & Services	4.7
Household & Personal Products	1.9
Insurance	4.8
Materials	2.9
Media	2.3
Pharmaceuticals, Biotechnology & Life Sciences	11.1
Retailing	4.8
Semiconductors & Semiconductor Equipment	2.0
Software & Services	11.1
Technology Hardware & Equipment	10.0
Telecommunication Services	2.4
Transportation	1.5
Short-Term Investments	5.8
Other Assets and Liabilities	2.2

Total	100.0%

3

The Hartford Growth Opportunities Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 91.7%
	Banks - 1.6%
1,372	Itau Unibanco Banco Multiplo S.A. ADR	$18,836
428	Wells Fargo & Co.	8,573

		27,409

	Capital Goods - 8.9%
1,020	Aecom Technology Corp. •	26,239
117	First Solar, Inc. •	21,857
674	Illinois Tool Works, Inc.	22,120
222	Lockheed Martin Corp.	17,465
683	Pall Corp.	18,049
326	Parker-Hannifin Corp.	14,761
453	Raytheon Co.	20,507
220	Vestas Wind Systems A/S •	14,308

		155,306

	Commercial & Professional Services - 1.1%
309	Covanta Holding Corp. •	4,362
640	Tetra Tech, Inc. •	15,726

		20,088

	Consumer Durables & Apparel - 2.3%
1,358	Jarden Corp. •	27,301
378	Snap-On, Inc.	12,815

		40,116

	Consumer Services - 1.0%
277	Apollo Group, Inc. Class A •	17,437

	Diversified Financials - 3.0%
280	Deutsche Boerse AG	20,677
178	Goldman Sachs Group, Inc.	22,912
447	Nasdaq OMX Group, Inc. •	8,592

		52,181

	Energy - 8.1%
302	Canadian Natural Resources Ltd. ADR	13,939
292	EnCana Corp. ADR	13,340
244	EOG Resources, Inc.	15,483
481	Forest Oil Corp. •	7,702
200	Hess Corp.	10,980
304	Occidental Petroleum Corp.	17,095
378	Smith International, Inc.	9,779
727	Suncor Energy, Inc. ADR	18,442
361	Ultra Petroleum Corp. •	15,447
536	XTO Energy, Inc.	18,580

		140,787

	Food & Staples Retailing - 1.1%
849	Kroger Co.	18,355

	Food, Beverage & Tobacco - 5.4%
1,029	Altria Group, Inc.	16,808
1,010	Coca-Cola Enterprises, Inc.	17,229
881	Dr Pepper Snapple Group •	18,237
304	Fomento Economico Mexicano S.A.B. De C.V. ADR	8,592
523	Pepsi Bottling Group, Inc.	16,344
473	Philip Morris International, Inc.	17,112

		94,322

	Health Care Equipment & Services - 4.7%
628	Covidien Ltd.	20,708
478	Medtronic, Inc.	15,309
548	St. Jude Medical, Inc. •	18,379
836	UnitedHealth Group, Inc.	19,658
263	Varian Medical Systems, Inc. •	8,780

		82,834

	Household & Personal Products - 1.9%
320	Clorox Co.	17,930
403	Reckitt Benckiser Group plc	15,824

		33,754

	Insurance - 4.8%
512	ACE Ltd.	23,734
444	AON Corp.	18,750
1,039	Marsh & McLennan Cos., Inc.	21,904
454	Travelers Cos., Inc.	18,678

		83,066

	Materials - 2.9%
1,109	Companhia Vale do Rio Doce ADR	18,310
268	FMC Corp.	13,063
236	Potash Corp. of Saskatchewan, Inc.	20,411

		51,784

	Media - 2.3%
1,579	Comcast Corp. Class A	24,417
631	DreamWorks Animation SKG, Inc. •	15,160

		39,577

	Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
568	Alkermes, Inc. •	4,347
424	Amgen, Inc. •	20,556
845	Amylin Pharmaceuticals, Inc. •	9,239
554	Auxilium Pharmaceuticals, Inc. •	12,684
375	Cephalon, Inc. •	24,617
964	Daiichi Sankyo Co., Ltd.	16,114
666	Elan Corp. plc ADR •	3,935
1,190	Pfizer, Inc.	15,899
1,576	Schering-Plough Corp.	36,284
1,132	Shionogi & Co., Ltd.	19,480
705	Teva Pharmaceutical Industries Ltd. ADR	30,934

		194,089

	Retailing - 4.8%
356	Best Buy Co., Inc.	13,675
265	Dufry Group	7,056
1,150	Gap, Inc.	17,869
380	Kohl’s Corp. •	17,210
1,375	Staples, Inc.	28,349

		84,159

	Semiconductors & Semiconductor Equipment - 2.0%
746	Broadcom Corp. Class A •	17,304
955	Texas Instruments, Inc.	17,240

		34,544

	Software & Services - 11.1%
686	Accenture Ltd. Class A	20,201
568	Adobe Systems, Inc. •	15,529
881	BMC Software, Inc. •	30,558
31	Google, Inc. •	12,077
686	McAfee, Inc. •	25,750
1,354	Microsoft Corp.	27,422
1,360	Red Hat, Inc. •	23,479
281	Visa, Inc.	18,234
1,255	Western Union Co.	21,015

		194,265

	Technology Hardware & Equipment - 9.7%
172	Apple, Inc. •	21,618
1,863	Cisco Systems, Inc. •	35,993
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 91.7% — (continued)
	Technology Hardware & Equipment - 9.7% — (continued)
914	Corning, Inc.		$13,364
809	Dell, Inc. •		9,396
222	FLIR Systems, Inc. •		4,927
721	Hewlett-Packard Co.		25,956
481	Hughes Telematics Inc. •		2,007
1,021	NetApp, Inc. •		18,688
376	Qualcomm, Inc.		15,925
324	Research In Motion Ltd. •		22,546

			170,420

	Telecommunication Services - 2.4%
2,408	MetroPCS Communications, Inc. •		41,149

	Transportation - 1.5%
318	FedEx Corp.		17,807
322	Ryanair Holdings plc ADR •		8,817

			26,624

	Total common stocks (cost $1,708,369)		$1,602,266

PREFERRED STOCKS - 0.3%
	Technology Hardware & Equipment - 0.3%
1,600	Hughes Telematics ⌂†		$6,005

	Total preferred stocks (cost $16,000)		$6,005

	Total long-term investments (cost $1,724,369)		$1,608,271

SHORT-TERM INVESTMENTS - 5.8%
	Repurchase Agreements - 5.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $23,780, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $24,255)
$23,780	0.18%, 04/30/2009		$23,780

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $28,457, collateralized by FHLMC 4.50% - 6.50%, 2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $29,026)

28,457	0.17%, 04/30/2009		28,457

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $39,762, collateralized by FHLMC 4.00% - 7.00%, 2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $40,557)

39,762	0.17%, 04/30/2009		39,762
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $134, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $137)
134	0.14%, 04/30/2009		134

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $8,576, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $8,748)

8,576	0.16%, 04/30/2009		$8,576

			100,709

	Total short-term investments (cost $100,709)		$100,709

	Total investments (cost $1,825,078) ▲	97.8%	$1,708,980
	Other assets and liabilities	2.2%	38,621

	Total net assets	100.0%	$1,747,601

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.91% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $1,882,303 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$115,540
Unrealized Depreciation	(288,863)

Net Unrealized Depreciation	$(173,323)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $6,005, which represents 0.34% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

03/2009	1,600	Hughes Telematics — Reg D	$16,000
         The aggregate value of these securities at April 30, 2009 was $6,005 which represents 0.34% of total net assets.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Opportunities Fund

Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Japanese Yen (Sell)	$9,972	$10,169	05/01/09	$197

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$1,508,807
Investment in securities — Level 2	194,168
Investment in securities — Level 3	6,005

Total	$1,708,980

Other financial instruments — Level 2 *	197

Total	$197

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
	Securities:
	Balance as of October 31, 2008	$—
	Change in unrealized depreciation ♦	(9,678)
	Net purchases	15,683

	Balance as of April 30, 2009	$6,005

♦	Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(9,995)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Opportunities Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $1,825,078)	$1,708,980
Cash	1,856
Unrealized appreciation on forward foreign currency contracts	197
Receivables:
Investment securities sold	35,762
Fund shares sold	5,332
Dividends and interest	2,629
Other assets	394

Total assets	1,755,150

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Bank overdraft — foreign cash	—
Payables:
Investment securities purchased	2,842
Fund shares redeemed	3,699
Investment management fees	204
Distribution fees	84
Accrued expenses	720

Total liabilities	7,549

Net assets	$1,747,601

Summary of Net Assets:
Capital stock and paid-in-capital	2,885,012
Accumulated undistributed net investment income	3,804
Accumulated net realized loss on investments and foreign currency transactions	(1,025,135)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(116,080)

Net assets	$1,747,601

Shares authorized	23,750,000

Par value	$0.0001

Class A: Net asset value per share/Maximum offering price per share	$17.33/$18.33

Shares outstanding	50,794

Net assets	$880,120

Class B: Net asset value per share	$14.08

Shares outstanding	2,360

Net assets	$33,226

Class C: Net asset value per share	$14.11

Shares outstanding	11,872

Net assets	$167,487

Class I: Net asset value per share	$17.48

Shares outstanding	7,889

Net assets	$137,891

Class L: Net asset value per share/Maximum offering price per share	$17.74/$18.62

Shares outstanding	19,664

Net assets	$348,774

Class R3: Net asset value per share	$17.75

Shares outstanding	384

Net assets	$6,816

Class R4: Net asset value per share	$17.88

Shares outstanding	1,350

Net assets	$24,152

Class R5: Net asset value per share	$17.99

Shares outstanding	170

Net assets	$3,064

Class Y: Net asset value per share	$18.03

Shares outstanding	8,100

Net assets	$146,071

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Opportunities Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$14,801
Interest	54
Securities lending	155
Less: Foreign tax withheld	(265)

Total investment income	14,745

Expenses:
Investment management fees	6,465
Transfer agent fees	2,619
Distribution fees Class A	1,206
Class B	165
Class C	854
Class L	427
Class R3	14
Class R4	25
Custodian fees	18
Accounting services	108
Registration and filing fees	159
Board of Directors’ fees	20
Audit fees	22
Other expenses.	386

Total expenses (before waivers and fees paid indirectly)	12,488
Expense waivers	(723)
Transfer agent fee waivers	(760)
Commission recapture	(130)
Custodian fee offset	—

Total waivers and fees paid indirectly	(1,613)

Total expenses, net	10,875

Net investment income	3,870

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(634,235)
Net realized gain on foreign currency transactions	110

Net Realized Loss on Investments and Foreign Currency Transactions	(634,125)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	470,932
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(126)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	470,806

Net Loss on Investments and Foreign Currency Transactions	(163,319)

Net Decrease in Net Assets Resulting from Operations	$(159,449)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Opportunities Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income (loss)	$3,870	$(3,850)
Net realized loss on investments and foreign currency transactions	(634,125)	(390,240)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	470,806	(1,006,120)

Net decrease in net assets resulting from operations	(159,449)	(1,400,210)

Distributions to Shareholders:
Class I	—	(168)
Class L	—	(256)
Class R4	—	(8)
Class Y	—	(318)
From net realized gain on investments
Class A	—	(115,157)
Class B	—	(7,805)
Class C	—	(28,975)
Class I	—	(5,017)
Class L	—	(88,662)
Class R3	—	(36)
Class R4	—	(448)
Class R5	—	(10)
Class Y	—	(14,810)

Total distributions	—	(261,670)

Capital Share Transactions:
Class A	(172,704)	1,006,012
Class B	(1,997)	19,965
Class C	(17,522)	179,724
Class I.	27,264	153,306
Class L	(21,413)	29,100
Class R3	1,798	7,952
Class R4	6,201	26,514
Class R5	107	4,678
Class Y	22,694	77,306

Net increase (decrease) from capital share transactions	(155,572)	1,504,557

Net decrease in net assets	(315,021)	(157,323)
Net Assets:
Beginning of period	2,062,622	2,219,945

End of period	$1,747,601	$2,062,622

Accumulated undistributed (distribution in excess of) net investment income (loss)	$3,804	$(66)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Opportunities Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of six portfolios. Financial statements for The Hartford Growth Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

11

The Hartford Growth Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

12

close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

13

The Hartford Growth Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$161,438	$26,275
Long-Term Capital Gains *	100,232	63,092

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(333,785)
Unrealized Depreciation†	$(644,177)

Total Accumulated Deficit	$(977,962)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $4,268, increase accumulated net realized gain by $1,007, and decrease paid in capital by $5,275.

15

The Hartford Growth Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$333,785

Total	$333,785

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.9000%
On next $150 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.36%	2.11%	2.11%	1.11%	1.45%	1.61%%	1.31%	1.01%	0.80%

16

d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.21%	1.30%	1.31%		1.18%	1.30%	1.40%
Class B Shares	1.80	2.05	2.10		2.05	2.08	2.10
Class C Shares	2.05	1.92	1.97		2.05	2.07	2.06
Class I Shares	0.94	0.85	0.86		1.11 *
Class L Shares	1.03	1.00	1.03		1.04	1.02	1.03
Class R3 Shares	1.55	1.51	1.57	†
Class R4 Shares	1.19	1.18	1.23	‡
Class R5 Shares	0.92	0.93	0.92	§
Class Y Shares	0.79	0.77	0.79		0.81	0.82	0.77

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $763 and contingent deferred sales charges of $145 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of

17

The Hartford Growth Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $96. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $4. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $1,899 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	40.34%
Class B	0.04	39.24
Class C	0.04	39.35
Class I	0.03	40.84
Class L	0.03	40.72
Class Y	0.03	41.02
5.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,177,942
Sales Proceeds Excluding U.S. Government Obligations	1,359,442

18

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	16,012	—	(26,802)	—	(10,790)	55,432	2,211	(21,951)	—	35,692
Amount	$265,531	$—	$(438,235)	$—	$(172,704)	$1,510,495	$70,296	$(574,779)	$—	$1,006,012
Class B
Shares	217	—	(375)	—	(158)	1,044	268	(544)	—	768
Amount	$2,943	$—	$(4,940)	$—	$(1,997)	$24,914	$6,998	$(11,947)	$—	$19,965
Class C
Shares	2,003	—	(3,359)	—	(1,356)	9,446	731	(3,186)	—	6,991
Amount	$27,454	$—	$(44,976)	$—	$(17,522)	$228,725	$19,107	$(68,108)	$—	$179,724
Class I
Shares	4,429	—	(2,887)	—	1,542	7,590	140	(2,442)	—	5,288
Amount	$74,194	$—	$(46,930)	$—	$27,264	$209,392	$4,469	$(60,555)	$—	$153,306
Class L
Shares	234	—	(1,517)	—	(1,283)	369	2,666	(2,388)	—	647
Amount	$4,009	$—	$(25,422)	$—	$(21,413)	$10,537	$86,483	$(67,920)	$—	$29,100
Class R3
Shares	185	—	(83)	—	102	337	1	(64)	—	274
Amount	$3,204	$—	$(1,406)	$—	$1,798	$9,476	$36	$(1,560)	$—	$7,952
Class R4
Shares	439	—	(86)	—	353	961	14	(65)	—	910
Amount	$7,650	$—	$(1,449)	$—	$6,201	$27,725	$457	$(1,668)	$—	$26,514
Class R5
Shares	32	—	(26)	—	6	183	—	(21)	—	162
Amount	$546	$—	$(439)	$—	$107	$5,224	$11	$(557)	$—	$4,678
Class Y
Shares	2,784	—	(1,572)	—	1,212	3,868	428	(910)	—	3,386
Amount	$48,283	$—	$(25,589)	$—	$22,694	$91,223	$14,117	$(28,034)	$—	$77,306
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	14	$223
For the Year Ended October 31, 2008	35	$993
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Growth Opportunities Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000's)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$18.60	$0.04	$—	$(1.31)	$(1.27)	$—	$—	$—	$—	$(1.27)	$17.33	(6.83)	%(e)	$880,120	1.50	%(f)	1.22	%(f)	1.22	%(f)	0.44	%(f)	67%
B	15.16	(0.01)	—	(1.07)	(1.08)	—	—	—	—	(1.08)	14.08	(7.12	) (e)	33,226	2.41	(f)	1.81	(f)	1.81	(f)	(0.15	) (f)	—
C	15.21	(0.03)	—	(1.07)	(1.10)	—	—	—	—	(1.10)	14.11	(7.17	) (e)	167,487	2.06	(f)	2.06	(f)	2.06	(f)	(0.41	) (f)	—
I	18.74	0.05	—	(1.31)	(1.26)	—	—	—	—	(1.26)	17.48	(6.72	) (e)	137,891	0.95	(f)	0.95	(f)	0.95	(f)	0.71	(f)	—
L	19.02	0.05	—	(1.33)	(1.28)	—	—	—	—	(1.28)	17.74	(6.73	) (e)	348,774	1.05	(f)	1.03	(f)	1.03	(f)	0.62	(f)	—
R3	19.08	0.01	—	(1.34)	(1.33)	—	—	—	—	(1.33)	17.75	(6.97	) (e)	6,816	1.56	(f)	1.56	(f)	1.56	(f)	0.10	(f)	—
R4	19.19	0.03	—	(1.34)	(1.31)	—	—	—	—	(1.31)	17.88	(6.83	) (e)	24,152	1.20	(f)	1.20	(f)	1.20	(f)	0.46	(f)	—
R5	19.28	0.06	—	(1.35)	(1.29)	—	—	—	—	(1.29)	17.99	(6.69	) (e)	3,064	0.92	(f)	0.92	(f)	0.92	(f)	0.74	(f)	—
Y	19.31	0.07	—	(1.35)	(1.28)	—	—	—	—	(1.28)	18.03	(6.63	) (e)	146,071	0.80	(f)	0.80	(f)	0.80	(f)	0.86	(f)	—
For the Year Ended October 31, 2008 (g)
A	38.24	(0.05)	—	(15.21)	(15.26)	—	(4.38)	—	(4.38)	(19.64)	18.60	(44.66)		1,145,281	1.31		1.31		1.31		(0.19)		142
B	32.23	(0.22)	—	(12.47)	(12.69)	—	(4.38)	—	(4.38)	(17.07)	15.16	(45.07)		38,167	2.13		2.05		2.05		(0.93)		—
C	32.27	(0.19)	—	(12.49)	(12.68)	—	(4.38)	—	(4.38)	(17.06)	15.21	(44.97)		201,128	1.93		1.93		1.93		(0.81)		—
I	38.39	0.07	—	(15.25)	(15.18)	(0.09)	(4.38)	—	(4.47)	(19.65)	18.74	(44.35)		118,918	0.86		0.86		0.86		0.25		—
L	38.91	0.03	—	(15.53)	(15.50)	(0.01)	(4.38)	—	(4.39)	(19.89)	19.02	(44.50)		398,391	1.02		1.01		1.01		0.11		—
R3	39.18	(0.11)	—	(15.61)	(15.72)	—	(4.38)	—	(4.38)	(20.10)	19.08	(44.77)		5,391	1.52		1.52		1.52		(0.39)		—
R4	39.33	(0.02)	—	(15.68)	(15.70)	(0.06)	(4.38)	—	(4.44)	(20.14)	19.19	(44.60)		19,129	1.19		1.19		1.19		(0.08)		—
R5	39.39	0.06	—	(15.72)	(15.66)	(0.07)	(4.38)	—	(4.45)	(20.11)	19.28	(44.41)		3,169	0.93		0.93		0.93		0.22		—
Y	39.43	0.10	—	(15.76)	(15.66)	(0.08)	(4.38)	—	(4.46)	(20.12)	19.31	(44.38)		133,048	0.78		0.78		0.78		0.34		—
For the Year Ended October 31, 2007
A	29.33	(0.03)	0.01	11.05	11.03	—	(2.12)	—	(2.12)	8.91	38.24	40.39	(h)	989,969	1.42		1.31		1.31		(0.12)		120
B	25.23	(0.20)	0.01	9.31	9.12	—	(2.12)	—	(2.12)	7.00	32.23	39.29	(h)	56,396	2.18		2.11		2.11		(0.88)		—
C	25.24	(0.10)	—	9.25	9.15	—	(2.12)	—	(2.12)	7.03	32.27	39.40	(h)	201,274	1.98		1.98		1.98		(0.82)		—
I	29.34	0.01	—	11.16	11.17	—	(2.12)	—	(2.12)	9.05	38.39	40.89	(h)	40,678	0.86		0.86		0.86		0.09		—
L(i)	29.73	0.04	0.01	11.25	11.30	—	(2.12)	—	(2.12)	9.18	38.91	40.77	(h)	789,757	1.05		1.04		1.04		0.12		—
R3(j)	29.39	(0.08)	—	9.87	9.79	—	—	—	—	9.79	39.18	33.31	(e)	322	1.58	(f)	1.58	(f)	1.58	(f)	(0.69	) (f)	—
R4(k)	29.39	(0.01)	—	9.95	9.94	—	—	—	—	9.94	39.33	33.82	(e)	3,402	1.23	(f)	1.23	(f)	1.23	(f)	(0.18	) (f)	—
R5(l)	29.39	—	—	10.00	10.00	—	—	—	—	10.00	39.39	34.03	(e)	81	0.92	(f)	0.92	(f)	0.92	(f)	0.01	(f)	—
Y(i)	30.04	0.15	0.01	11.35	11.51	—	(2.12)	—	(2.12)	9.39	39.43	41.07	(h)	138,065	0.80		0.80		0.80		0.53		—
For the Year Ended October 31, 2006
A	27.84	(0.07)	—	3.59	3.52	—	(2.03)	—	(2.03)	1.49	29.33	13.35		420,220	1.60		1.20		1.20		(0.31)		131
B	24.42	(0.25)	—	3.09	2.84	—	(2.03)	—	(2.03)	0.81	25.23	12.36		33,670	2.26		2.08		2.08		(1.18)		—
C	24.42	(0.23)	—	3.08	2.85	—	(2.03)	—	(2.03)	0.82	25.24	12.40		47,366	2.09		2.07		2.07		(1.17)		—
I(m)	27.95	(0.01)	—	1.40	1.39	—	—	—	—	1.39	29.34	4.97	(e)	74	1.15	(f)	1.11	(f)	1.11	(f)	(0.43	) (f)	—
L	28.17	(0.06)	—	3.65	3.59	—	(2.03)	—	(2.03)	1.56	29.73	13.45		570,541	1.07		1.07		1.07		(0.18)		—
Y	28.37	0.02	—	3.68	3.70	—	(2.03)	—	(2.03)	1.67	30.04	13.76		73,685	0.85		0.83		0.83		0.08		—
For the Year Ended October 31, 2005
A	23.49	(0.06)	—	4.41	4.35	—	—	—	—	4.35	27.84	18.52		222,682	1.54		1.36		1.36		(0.45)		156
B	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57		20,002	2.39		2.15		2.15		(1.27)		—
C	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57		18,842	2.13		2.13		2.13		(1.26)		—
L	23.71	(0.06)	—	4.52	4.46	—	—	—	—	4.46	28.17	18.81		556,462	1.09		1.09		1.09		(0.22)		—
Y	23.82	—	—	4.55	4.55	—	—	—	—	4.55	28.37	19.10		28,441	0.88		0.88		0.88		—		—
For the Year Ended October 31, 2004
A	21.25	(0.17)	—	2.41	2.24	—	—	—	—	2.24	23.49	10.54		54,652	1.52		1.45		1.45		(0.94)		130
B	18.91	(0.26)	—	2.12	1.86	—	—	—	—	1.86	20.77	9.84		11,518	2.45		2.14		2.14		(1.64)		—
C	18.91	(0.28)	—	2.14	1.86	—	—	—	—	1.86	20.77	9.84		11,899	2.11		2.11		2.11		(1.61)		—
L	21.36	(0.14)	—	2.49	2.35	—	—	—	—	2.35	23.71	11.00		518,009	1.08		1.08		1.08		(0.58)		—
Y	21.42	(0.01)	—	2.41	2.40	—	—	—	—	2.40	23.82	11.20		4,792	0.82		0.82		0.82		(0.33)		—
Footnotes for Financial Highlights are on the next page.

20

The Hartford Growth Opportunities Fund
Financial Highlights — (Unaudited)

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

(m)	Commenced operations on August 31, 2006.

21

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

23

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Growth Opportunities Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$931.72	$5.84	$1,000.00	$1,018.74	$6.10	1.22%	181	365
Class B	$1,000.00	$928.75	$8.65	$1,000.00	$1,015.81	$9.04	1.81	181	365
Class C	$1,000.00	$928.28	$9.84	$1,000.00	$1,014.57	$10.28	2.06	181	365
Class I	$1,000.00	$932.76	$4.55	$1,000.00	$1,020.08	$4.75	0.95	181	365
Class L	$1,000.00	$932.70	$4.93	$1,000.00	$1,019.68	$5.15	1.03	181	365
Class R3	$1,000.00	$930.29	$7.46	$1,000.00	$1,017.05	$7.80	1.56	181	365
Class R4	$1,000.00	$931.73	$5.74	$1,000.00	$1,018.84	$6.00	1.20	181	365
Class R5	$1,000.00	$933.09	$4.40	$1,000.00	$1,020.23	$4.60	0.92	181	365
Class Y	$1,000.00	$933.71	$3.83	$1,000.00	$1,020.82	$4.00	0.80	181	365

25

The Hartford SmallCap Growth Fund

The Hartford SmallCap Growth Fund
(subadvised by Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview(1,2) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(1,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

SmallCap Growth A#	1/04/88	-32.09%	-3.91%	1.73%	8.51%
SmallCap Growth A##	1/04/88	-35.82%	-4.99%	1.15%	8.23%
SmallCap Growth B#	11/14/94	-32.45%	-4.51%	NA*	NA*
SmallCap Growth B##	11/14/94	-35.82%	-4.85%	NA*	NA*
SmallCap Growth C#	11/14/94	-32.65%	-4.66%	1.01%	4.95%
SmallCap Growth C##	11/14/94	-33.32%	-4.66%	1.01%	4.95%
SmallCap Growth I#	2/19/02	-32.11%	-3.86%	NA	-0.41%
SmallCap Growth L#	1/04/88	-32.19%	-3.81%	1.78%	8.54%
SmallCap Growth L##	1/04/88	-35.41%	-4.74%	1.29%	8.29%
SmallCap Growth R3#	2/19/02	-32.35%	-3.83%	NA	-0.60%
SmallCap Growth R4#	2/19/02	-32.28%	-3.75%	NA	-0.55%
SmallCap Growth R5#	2/19/02	-32.07%	-3.61%	NA	-0.45%
SmallCap Growth Y#	2/19/02	-32.05%	-3.57%	NA	-0.42%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Wellington Management Company, LLP			Hartford Investment Management Company
David J. Elliot, CFA	Doris T. Dwyer*	Mammen Chally, CFA*	Hugh Whelan, CFA	Kurt Cubbage, CFA
Vice President	Vice President	Vice President	Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford SmallCap Growth Fund returned -5.47% for the six-month period ended April 30, 2009, underperforming its benchmark, the Russell 2000 Growth Index, which returned -3.77% for the same period. The Fund also underperformed the -2.75% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Sharp increases in unemployment and uncertainty over the stimulus package got 2009 off to a weak start. However, nascent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Fed in the capital markets led to increased investor risk appetite during March and April, despite continuing softness in demand for durable goods and a collapse in global trade. While volatility in the equity market remains high, some semblance of order

2

may be replacing the atmosphere of complete uncertainty which prevailed last year.
Weakness was widespread during the period as six of ten broad economic sectors in the Russell 2000 Growth Index fell. Energy (-25%), Industrials (-11%), and Health Care (-11%) posted the largest losses. Consumer Discretionary (11%) and Telecommunication Services (11%) performed relatively well during the period.
Security selection had a positive effect on relative (i.e. performance of the Fund as measured against the benchmark) returns. In particular, stock selection was most favorable in Industrials, Financials and Consumer Discretionary and weakest in Energy, Consumer Staples and Telecommunication Services. Sector allocation, the residual of bottom up (i.e. stock by stock fundamental research) stock selection, had a modestly negative impact on relative returns primarily due to the Fund’s cash position, which detracted during the equity market rebound in the latter part of the period. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Financials and Industrials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Energy contributed positively to results.
The top relative detractors from performance were Healthspring (Health Care), Complete Production (Energy) and Dendreon (Health Care). Shares of managed health care organization Healthspring declined due to lower-than-expected earnings which reflected higher Medicare Advantage loss ratios and lower investment yields. The Medicare Part D product negatively impacted profitability due to membership churn. North American oil and gas services provider Complete Production fell on the back of a challenging near-term economic outlook, expected volume declines, and concerns surrounding the company’s levered balance sheet. We did not own biotechnology stock Dendreon, a component of the benchmark, whose shares rose sharply during the period. Top detractors from absolute (i.e. total return) returns included Esterline Technologies (Industrials) and Steris (Health Care).
Top contributors to relative performance included CV Therapeutics (Health Care), Watson Wyatt World (Industrials), and Starent Networks (Information Technology). Shares of US-based pharmaceutical company CV Therapeutics rose as physician interest in one of its primary drugs increased following a recent label expansion. In addition, competitive takeover bids from Astellas Pharma and Gilead Sciences helped drive strong price appreciation. Global provider of human resource and financial management consulting services, Watson Wyatt World, benefited from solid quarterly results due to strong demand for the company’s investment consulting services. Shares of Starent Networks, an infrastructure solutions provider targeting the telecommunications operators, rose following reports of strong quarterly results. The company was selected by several major mobile operators to provide multimedia core solutions for their Long Term Evolution network services. Another notable contributor to absolute returns was WMS Industries (Consumer Discretionary).
What is the outlook?
We are in a period of tremendous uncertainty, which has undermined confidence and with it, stock prices. Furthermore, the earnings picture is cloudy. First, earnings are falling at near record-breaking rates and all indications are that they will continue to fall. Second, the quality and reliability of the earnings reported is lower than historical standards as the gap between pro forma (“street”) earnings and GAAP (Generally Accepted Accounting Principles) earnings rose in the past several months. Third, there is little clarity in future earnings prospects as the disparity among analyst estimates for future earnings remains at elevated levels. Historically, such consensus building was a precondition to the final, sustained recovery from bear markets associated with recessions. Signs of improvement — or even lessening deterioration — can have a powerful influence on sentiment and stock prices. At the same time, stimulus programs are rapidly advancing from the idea stage to actual funding. And while credit markets remain tight, they are beginning to show signs of healing.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. The Fund ended the period most overweight in Consumer Discretionary and most underweight in Health Care and Materials.
At April 30, 2009, 76% of the Fund’s assets were managed by Wellington and 24% of the assets were managed by Hartford Investment Management.

*	Effective May 1, 2009, Doris T. Dwyer will no longer manage assets for the Fund and Mammen Chally will be involved in portfolio management and securities analysis for the Fund.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	0.2%
Banks	0.6
Capital Goods	10.5
Commercial & Professional Services	3.7
Consumer Durables & Apparel	2.6
Consumer Services	6.5
Diversified Financials	1.3
Energy	6.7
Food & Staples Retailing	0.7
Food, Beverage & Tobacco	1.2
Health Care Equipment & Services	8.2
Household & Personal Products	1.9
Insurance	1.9
Materials	1.3
Media	2.4
Pharmaceuticals, Biotechnology & Life Sciences	12.6
Real Estate	1.1
Retailing	4.9
Semiconductors & Semiconductor Equipment	3.8
Software & Services	13.7
Technology	0.1
Technology Hardware & Equipment	7.2
Telecommunication Services	1.7
Transportation	2.3
Utilities	0.6
Short-Term Investments	2.6
Other Assets and Liabilities	(0.3)

Total	100.0%

3

The Hartford SmallCap Growth Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles & Components - 0.2%
6	Exide Technologies •	$30
20	Fuel Systems Solutions, Inc. •	303

		333

	Banks - 0.6%
23	Flushing Financial Corp.	211
5	International Bancshares Corp.	73
22	Ocwen Financial Corp. •	243
5	Pinnacle Financial Partners, Inc. •	91
4	Signature Bank •	114
24	Western Alliance Bancorp •	158

		890

	Capital Goods - 10.5%
17	A.O. Smith Corp.	532
12	Aaon, Inc.	228
29	Actuant Corp. Class A	360
39	Acuity Brands, Inc.	1,118
7	AGCO Corp. •	163
4	American Superconductor Corp. •	101
6	Apogee Enterprises	76
4	Applied Signal Technology	74
10	Beacon Roofing Supply, Inc. •	163
28	Belden, Inc.	445
27	Ceradyne, Inc. •	471
34	Chart Industries, Inc. •	476
4	Clarcor, Inc.	109
13	Columbus McKinnon Corp. •	171
3	Curtis-Wright Corp.	102
–	Dynamic Materials Corp.	7
9	EMCOR Group, Inc. •	178
5	Energy Conversion Devices, Inc. •	95
8	EnerSys •	129
3	ESCO Technologies, Inc. •	108
28	Esterline Technologies Corp. •	738
5	Flowserve Corp.	319
101	Force Protection, Inc. •	772
84	GrafTech International Ltd. •	741
4	Graham Corp.	46
47	GT Solar International, Inc. •	334
4	Heico Corp.	110
5	II-VI, Inc. •	112
6	Joy Global, Inc.	156
3	Kaydon Corp.	86
9	Lennox International, Inc.	294
7	Lindsay Corp.	272
10	MasTec, Inc. •	128
3	Michael Baker Corp. •	107
2	Middleby Corp. •	78
21	Moog, Inc. Class A •	573
3	Nordson Corp.	105
12	Orbital Sciences Corp. •	179
4	Orion Marine Group, Inc. •	57
2	Perini Corp. •	41
14	Powell Industries, Inc. •	489
42	Robbins & Myers, Inc.	790
16	Taser International, Inc. •	75
23	Teledyne Technologies, Inc. •	742
3	Titan Machinery, Inc. •	28
33	TransDigm Group, Inc. •	1,150
2	Trex Co., Inc. •	24
30	Ultralife Batteries, Inc. •	215
4	Wabtec Corp.	156
3	Watsco, Inc.	133

		14,156

	Commercial & Professional Services - 3.7%
2	Administaff, Inc.	59
9	CBIZ, Inc. •	72
7	Consolidated Graphics, Inc. •	136
–	CoStar Group, Inc. •	1
5	Geo Group, Inc. •	84
6	Healthcare Services Group, Inc.	105
4	Herman Miller, Inc.	66
–	Huron Consulting Group, Inc. •	—
40	Knoll, Inc.	282
18	Manpower, Inc.	796
1	McGrath RentCorp.	29
14	Navigant Consulting, Inc. •	199
23	Resources Connection, Inc. •	456
5	Rollins, Inc.	87
5	Sykes Enterprises, Inc. •	103
7	Tetra Tech, Inc. •	160
7	Waste Connections, Inc. •	177
41	Watson Wyatt Worldwide, Inc.	2,168

		4,980

	Consumer Durables & Apparel - 2.6%
8	Carter’s, Inc. •	162
1	Deckers Outdoor Corp. •	83
28	Iconix Brand Group, Inc. •	394
9	Jakks Pacific, Inc. •	110
21	Jarden Corp. •	416
82	Liz Claiborne, Inc.	386
2	Polaris Industries, Inc.	81
–	Pool Corp.	7
74	Smith & Wesson Holding Corp. •	527
7	Tempur-Pedic International, Inc.	96
38	True Religion Apparel, Inc. •	591
7	Tupperware Brands Corp.	173
17	Warnaco Group, Inc. •	494
6	Wolverine World Wide, Inc.	115

		3,635

	Consumer Services - 6.5%
3	American Public Education, Inc. •	112
38	Bally Technologies, Inc. •	989
4	BJ’s Restaurants, Inc. •	71
8	Buffalo Wild Wings, Inc. •	313
7	California Pizza Kitchen, Inc. •	113
3	Capella Education Co. •	130
2	CEC Entertainment, Inc. •	76
9	Cheesecake Factory, Inc. •	163
9	CKE Restaurants, Inc.	88
3	Coinstar, Inc. •	90
16	Corinthian Colleges, Inc. •	240
3	Cracker Barrel Old Country Store, Inc.	106
11	DineEquity, Inc.	356
13	ITT Educational Services, Inc. •	1,334
5	Jack in the Box, Inc. •	126
3	Lincoln Educational Services Corp. •	55
–	Matthews International Corp. Class A	2
4	P. F. Chang’s China Bistro, Inc. •	127
4	Papa John’s International, Inc. •	95
15	Pre-Paid Legal Services, Inc. •	556
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Consumer Services - 6.5% - (continued)
31	Red Robin Gourmet Burgers, Inc. •	$749
1	Steiner Leisure Ltd. •	35
10	Texas Roadhouse, Inc. •	116
3	Vail Resorts, Inc. •	92
26	Wendy’s/Arby’s Group, Inc.	131
79	WMS Industries, Inc. •	2,526

		8,791

	Diversified Financials - 1.3%
38	Ezcorp, Inc. •	471
5	First Cash Financial Services, Inc. •	76
–	Greenhill & Co., Inc.	12
12	Knight Capital Group, Inc. •	188
6	Life Partners Holdings, Inc.	117
38	optionsXpress Holdings, Inc.	625
4	Riskmetrics Group, Inc. •	61
10	Thinkorswim Group, Inc. •	92
2	World Acceptance Corp. •	66

		1,708

	Energy - 6.7%
39	Arena Resources, Inc. •	1,125
1	ATP Oil & Gas Corp. •	4
8	Basic Energy Services, Inc. •	82
5	Carbo Ceramics, Inc.	151
3	Clayton Williams Energy, Inc. •	99
61	Complete Production Services, Inc. •	406
45	Comstock Resources, Inc. •	1,540
6	Concho Resources, Inc. •	167
2	Contango Oil & Gas Co. •	89
4	Dril-Quip, Inc. •	140
12	Exco Resources, Inc. •	145
4	Goodrich Petroleum Corp. •	89
252	Gran Tierra Energy Corp. •	625
15	Helmerich & Payne, Inc.	472
3	Lufkin Industries, Inc.	88
9	Matrix Service Co. •	88
101	McMoRan Exploration Co. •	556
5	NATCO Group, Inc. •	119
3	Nordic American Tanker Shipping	87
1	Penn Virginia Corp.	15
156	Rosetta Resources, Inc. •	1,099
4	RPC, Inc.	45
24	St. Mary Land & Exploration Co.	431
7	T-3 Energy Services, Inc. •	88
52	Union Drilling, Inc. •	308
17	USEC, Inc. •	103
105	Vaalco Energy, Inc. •	501
30	W&T Offshore, Inc.	280
15	Willbros Group, Inc. •	172

		9,114

	Food & Staples Retailing - 0.7%
21	BJ’s Wholesale Club, Inc. •	704
3	Pantry, Inc. •	65
7	Spartan Stores, Inc.	114
10	Winn-Dixie Stores, Inc. •	119

		1,002

	Food, Beverage & Tobacco - 1.2%
4	Cal-Maine Foods, Inc.	94
120	Darling International, Inc. •	687
3	Diamond Foods, Inc.	88
6	Flowers Foods, Inc.	143
3	Green Mountain Coffee Roasters •	232
4	Lancaster Colony Corp.	171
2	Ralcorp Holdings, Inc. •	120
6	Vector Group Ltd.	84

		1,619

	Health Care Equipment & Services - 8.2%
11	Align Technology, Inc. •	142
22	Allscripts Misys Healthcare Solution	274
3	Amedisys, Inc. •	110
47	American Medical Systems Holdings •	578
52	Angiodynamics, Inc. •	660
3	Athenahealth, Inc. •	107
13	Beckman Coulter, Inc.	667
4	Catalyst Health Solutions •	87
5	Centene Corp. •	93
2	Chemed Corp.	104
10	Community Health Systems, Inc. •	228
–	Computer Programs and Systems, Inc.	4
36	Corvel Corp. •	804
11	CryoLife, Inc. •	59
21	Cyberonics, Inc.•	276
8	Eclipsys Corp. •	99
3	Emergency Medical Services •	106
63	Ev3, Inc. •	526
3	Genoptix, Inc. •	91
3	Haemonetics Corp. •	152
19	Hanger Orthopedic Group, Inc. •	263
81	Healthspring, Inc. •	752
5	HMS Holdings Corp. •	159
3	ICU Medical, Inc. •	119
7	Immucor, Inc. •	106
–	Landauer, Inc.	26
5	LHC Group, Inc. •	116
26	LifePoint Hospitals, Inc.•	680
8	Masimo Corp. •	218
7	MedAssets, Inc. •	127
5	NuVasive, Inc. •	176
23	Omnicell, Inc. •	201
18	OraSure Technologies, Inc. •	65
15	Orthofix International N.V. •	249
–	Owens & Minor, Inc.	12
22	PharMerica Corp. •	402
6	Phase Forward, Inc. •	92
8	STERIS Corp.	186
36	Symmetry Medical, Inc. •	264
9	Thoratec Corp. •	255
20	U.S. Physical Therapy, Inc. •	232
37	Vnus Medical Technologies •	829
24	Volcano Corp. •	319

		11,015

	Household & Personal Products - 1.9%
192	American Oriental Bioengineering, Inc. •	815
2	Chattem, Inc. •	113
3	China Sky One Medical, Inc. •	49
122	Nu Skin Enterprises, Inc. Class A	1,563

		2,540

	Insurance - 1.9%
29	Allied World Assurance Holdings Ltd.	1,081
52	Amerisafe, Inc. •	803
13	Axis Capital Holdings Ltd.	318
The accompanying notes are an integral part of these financial statements.

5

The Hartford SmallCap Growth Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Insurance - 1.9% - (continued)
5	eHealth, Inc. •	$103
1	Employers Holdings, Inc.	6
6	Platinum Underwriters Holdings Ltd.	181
5	Tower Group, Inc.	133

		2,625

	Materials - 1.3%
2	Arch Chemicals, Inc.	51
17	Calgon Carbon Corp. •	292
32	Cliff’s Natural Resources, Inc.	747
2	Compass Minerals Group, Inc.	85
38	Headwaters, Inc. •	96
9	Innophos Holdings, Inc.	140
1	Newmarket Corp.	70
2	Rock Tenn Co. Class A	94
3	Silgan Holdings, Inc.	119

		1,694

	Media - 2.4%
80	Arbitron, Inc.	1,668
3	Dolan Media Co. •	33
5	Interactive Data Corp.	103
44	Marvel Entertainment, Inc. •	1,305
7	National Cinemedia, Inc.	102

		3,211

	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
4	Albany Molecular Research, Inc. •	41
7	Alexion Pharmaceuticals, Inc. •	242
109	Alkermes, Inc. •	836
13	Alnylam Pharmaceuticals, Inc. •	239
85	Arena Pharmaceuticals, Inc. •	239
6	Bio-Rad Laboratories, Inc. Class A •	423
32	Bruker Corp. •	208
97	Celera Corp. •	788
52	Cepheid, Inc. •	506
86	Cubist Pharmaceuticals, Inc. •	1,428
23	Cypress Bioscience •	164
251	Cytokinetics, Inc. •	467
5	Dendreon Corp. •	108
2	Dionex Corp. •	122
–	Emergent Biosolutions, Inc. •	4
12	Enzon, Inc. •	71
17	eResearch Technology, Inc. •	85
13	InterMune, Inc. •	176
9	Isis Pharmaceuticals, Inc. •	141
35	Kendle International, Inc. •	314
–	Luminex Corp. •	2
10	Martek Biosciences Corp.	183
3	Maxygen, Inc. •	19
87	Medicines Co. •	866
11	Medicis Pharmaceutical Corp. Class A	182
12	Metabolix, Inc. •	96
28	Myriad Genetics, Inc. •	1,086
8	NPS Pharmaceuticals, Inc. •	29
35	Onyx Pharmaceuticals, Inc. •	905
30	OSI Pharmaceuticals, Inc. •	994
17	PDL Biopharma, Inc.	119
20	Perrigo Co.	518
32	Pharmasset, Inc. •	287
24	Questcor Pharmaceuticals •	110
65	Regeneron Pharmaceuticals, Inc. •	864
54	Rigel Pharmaceuticals, Inc. •	359
125	Salix Pharmaceuticals Ltd. •	1,369
44	Sepracor, Inc. •	618
28	Theravance, Inc. •	403
2	United Therapeutics Corp. •	115
5	Valeant Pharmaceuticals International •	91
18	Varian, Inc. •	601
7	VIVUS, Inc. •	28
15	Watson Pharmaceuticals, Inc. •	449
15	Xenoport, Inc. •	211

		17,106

	Real Estate - 1.1%
11	American Capital Agency Corp.	214
65	Anworth Mortgage Asset Corp.	415
57	Brandywine Realty Trust	352
2	Equity Lifestyle Properties, Inc.	96
39	MFA Mortgage Investments, Inc.	227
4	Tanger Factory Outlet Center	133
4	Washington Real Estate Investment Trust	91

		1,528

	Retailing - 4.9%
8	Abercrombie & Fitch Co. Class A	222
8	Aeropostale, Inc. •	264
42	Big Lots, Inc. •	1,155
–	Cato Corp.	1
–	Christopher & Banks Corp.	1
22	Citi Trends, Inc. •	540
18	Collective Brands, Inc. •	254
25	Gymboree Corp. •	868
18	Hot Topic, Inc. •	218
9	JOS A. Bank Clothiers, Inc. •	368
21	Netflix, Inc. •	959
28	Nutri/System, Inc.	378
31	Overstock.com, Inc. •	415
8	PetMed Express, Inc. •	132
3	Tractor Supply Co. •	133
160	Wet Seal, Inc. Class A •	609

		6,517

	Semiconductors & Semiconductor Equipment - 3.8%
49	Atheros Communications, Inc. •	845
4	Hittite Microwave Corp. •	141
5	Micrel, Inc.	38
11	Microsemi Corp. •	143
4	Netlogic Microsystems, Inc. •	128
1	NVE Corp. •	49
92	ON Semiconductor Corp. •	501
101	PMC - Sierra, Inc. •	801
–	Power Integrations, Inc.	9
8	Semtech Corp. •	114
71	Silicon Image, Inc. •	194
173	Skyworks Solutions, Inc. •	1,529
16	Tessera Technologies, Inc. •	230
5	Ultratech Stepper, Inc. •	70
12	Varian Semiconductor Equipment Associates, Inc. •	317

		5,109

	Software & Services - 13.7%
8	ACI Worldwide, Inc. •	140
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Software & Services - 13.7% - (continued)
5	Advent Software, Inc. •	$153
18	Ansys, Inc. •	508
138	Art Technology Group, Inc. •	433
57	AsiaInfo Holdings, Inc. •	963
4	Blackbaud, Inc.	59
4	Blackboard, Inc. •	149
40	Commvault Systems, Inc. •	502
5	Concur Technologies, Inc. •	146
44	CSG Systems International, Inc. •	632
7	CyberSource Corp. •	95
7	DealerTrack Holdings, Inc. •	105
4	Digital River, Inc. •	136
68	Earthlink, Inc. •	513
–	EPIQ Systems, Inc. •	2
1	Forrester Research, Inc. •	28
10	Gartner, Inc. Class A •	140
55	Informatica Corp. •	871
48	j2 Global Communications, Inc. •	1,152
11	Jack Henry & Associates, Inc.	192
28	JDA Software Group, Inc. •	395
5	Macrovision Solutions Corp. •	98
6	Manhattan Associates, Inc. •	93
13	Mercadolibre, Inc. •	364
6	Micros Systems •	132
22	Net 1 UEPS Technologies, Inc. •	368
12	Netscout Systems, Inc. •	105
125	Parametric Technology Corp. •	1,396
5	Pegasystems, Inc.	90
4	Quality Systems	189
33	Red Hat, Inc. •	570
17	RightNow Technologies, Inc. •	127
10	S1 Corp. •	63
289	Sapient Corp. •	1,483
11	Sohu.com, Inc. •	558
36	Solera Holdings, Inc. •	828
–	SonicWALL, Inc. •	1
3	SPSS, Inc. •	94
24	Sybase, Inc. •	802
5	Syntel, Inc.	129
6	Taleo Corp. Class A •	74
50	TeleCommunication Systems, Inc. Class A •	486
83	Tibco Software, Inc. •	522
63	TiVo, Inc. •	475
6	Tyler Corp. •	93
100	United Online, Inc.	528
27	Vignette Corp. •	222
13	VistaPrint Ltd. •	446
11	Websense, Inc. •	188
88	Wind River Systems, Inc. •	645
3	Wright Express Corp. •	57

		18,540

	Technology - 0.1%
17	Polypore International, Inc. •	125

	Technology Hardware & Equipment - 7.2%
5	ADTRAN, Inc.	102
42	Arris Group, Inc. •	444
47	Avocent Corp. •	677
49	Benchmark Electronics, Inc. •	593
8	Bigband Networks, Inc. •	49
12	Cogent, Inc. •	131
8	Cognex Corp.	106
7	Cogo Group, Inc. •	57
3	Comtech Telecommunications Corp. •	115
8	Data Domain, Inc. •	135
3	DG Fastchannel, Inc. •	68
18	Harmonic, Inc. •	128
17	Ingram Micro, Inc. •	251
15	Interdigital, Inc. •	405
5	Itron, Inc. •	235
25	Multi-Fineline Electronix, Inc. •	504
4	Netezza Corp. •	32
28	Novatel Wireless, Inc. •	193
2	Osi Systems, Inc. •	47
25	Palm, Inc. •	260
28	Plexus Corp. •	612
37	Polycom, Inc. •	683
55	QLogic Corp. •	778
68	Riverbed Technology, Inc. •	1,249
4	Scansource, Inc. •	105
63	Starent Networks Corp. •	1,245
15	Synaptics, Inc. •	485

		9,689

	Telecommunication Services - 1.7%
5	Alaska Communication Systems Holdings, Inc.	33
38	Atlantic Tele-Network, Inc.	843
4	Cbeyond, Inc. •	77
22	Centennial Cellular Corp. Class A •	178
2	Consolidated Communications Holdings, Inc.	21
10	Iowa Telecommunications Services, Inc.	126
6	Neutral Tandem, Inc. •	159
20	NTELOS Holdings Corp.	322
8	Premiere Global Services, Inc. •	85
3	Shenandoah Telecommunications Co.	67
19	Syniverse Holdings, Inc. •	246
18	TW Telecom, Inc. •	166

		2,323

	Transportation - 2.3%
3	Allegiant Travel Co. •	146
7	Heartland Express, Inc.	100
42	Hub Group, Inc. •	954
21	Knight Transportation, Inc.	365
10	Marten Transport Ltd. •	216
16	Old Dominion Freight Line, Inc. •	449
16	Saia, Inc. •	214
43	Werner Enterprises, Inc.	695

		3,139

	Utilities - 0.6%
3	ITC Holdings Corp.	134
28	UniSource Energy Corp.	742

		876

	Total common stocks (cost $154,087)	$132,265

	Total long-term investments (cost $154,087)	$132,265

The accompanying notes are an integral part of these financial statements.

7

The Hartford SmallCap Growth Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.6%
	Repurchase Agreements - 2.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $624, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $637)
$624	0.18%, 04/30/2009		$624
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $457, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $466)
457	0.15%, 04/30/2009		457

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $747, collateralized by FHLMC 4.50% - 6.50%,
2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $762)

747	0.17%, 04/30/2009		747

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,044, collateralized by FHLMC 4.00% - 7.00%,
2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%, 2024 - 2039, value of $1,064)

1,044	0.17%, 04/30/2009		1,044
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $4, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $4)
4	0.14%, 04/30/2009		3
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $128, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $131)
128	0.13%, 04/30/2009		128

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $225, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $230)

225	0.16%, 04/30/2009		225

			3,228

	U.S. Treasury Bills - 0.2%
300	0.18%, 07/16/2009 ☐o		300

	Total short-term investments (cost $3,528)		$3,528

	Total investments (cost $157,615) ▲	100.3%	$135,793
	Other assets and liabilities	(0.3)%	(448)

	Total net assets	100.0%	$135,345

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.37% of total net assets at April 30, 2009.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $161,485 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,287
Unrealized Depreciation	(37,979)

Net Unrealized Depreciation	$(25,692)

•	Currently non-income producing.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	11	Long	Jun 2009	$112

*	The number of contracts does not omit 000’s.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities - Level 1	$132,265
Investment in securities - Level 2	3,528

Total	$135,793

Other financial instruments - Level 1 *	$112

Total	$112

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

8

The Hartford SmallCap Growth Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $157,615)	$135,793
Cash	188
Receivables:
Investment securities sold	3,712
Fund shares sold	69
Dividends and interest	42
Variation margin	3
Other assets	144

Total assets	139,951

Liabilities:
Payables:
Investment securities purchased	4,327
Fund shares redeemed	141
Investment management fees	19
Distribution fees	7
Variation margin	6
Accrued expenses	106

Total liabilities	4,606

Net assets	$135,345

Summary of Net Assets:
Capital stock and paid-in-capital	266,192
Accumulated net investment loss	(150)
Accumulated net realized loss on investments	(108,987)
Unrealized depreciation of investments	(21,710)

Net assets	$135,345

Shares authorized	27,000,000

Par value	$0.0001

Class A: Net asset value per share/Maximum offering price per share	$17.46/$18.47

Shares outstanding	2,288

Net assets	$39,950

Class B: Net asset value per share	$15.22

Shares outstanding	482

Net assets	$7,327

Class C: Net asset value per share	$15.10

Shares outstanding	597

Net assets	$9,011

Class I: Net asset value per share	$17.51

Shares outstanding	187

Net assets	$3,277

Class L: Net asset value per share/Maximum offering price per share	$17.57/$18.44

Shares outstanding	3,792

Net assets	$66,638

Class R3: Net asset value per share	$17.73

Shares outstanding	7

Net assets	$130

Class R4: Net asset value per share	$17.81

Shares outstanding	81

Net assets	$1,438

Class R5: Net asset value per share	$17.94

Shares outstanding	58

Net assets	$1,038

Class Y: Net asset value per share	$17.98

Shares outstanding	364

Net assets	$6,536

The accompanying notes are an integral part of these financial statements.

9

The Hartford SmallCap Growth Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$606
Interest	4
Securities lending	13
Less: Foreign tax withheld	—

Total investment income	623

Expenses:
Investment management fees	572
Transfer agent fees	212
Distribution fees
Class A	48
Class B	35
Class C	42
Class L	78
Class R3	—
Class R4	2
Custodian fees	16
Accounting services	10
Registration and filing fees	46
Board of Directors’ fees	3
Audit fees	6
Other expenses	58

Total expenses (before waivers and fees paid indirectly)	1,128
Expense waivers	(223)
Transfer agent fee waivers	(131)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(355)

Total expenses, net	773

Net investment loss	(150)

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(58,087)
Net realized loss on futures	(81)
Net realized gain on foreign currency transactions	—

Net Realized Loss on Investments and Other Financial Instruments	(58,168)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	45,041
Net unrealized appreciation of futures	196

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	45,237

Net Loss on Investments and Other Finanical Instruments	(12,931)

Net Decrease in Net Assets Resulting from Operations	$(13,081)

The accompanying notes are an integral part of these financial statements.

10

The Hartford SmallCap Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment loss	$(150)	$(780)
Net realized loss on investments and other financial instruments	(58,168)	(43,655)
Net unrealized appreciation (depreciation) of investments and other financial instruments	45,237	(92,739)

Net decrease in net assets resulting from operations	(13,081)	(137,174)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(16,120)
Class B	—	(1,911)
Class C	—	(2,577)
Class I	—	(439)
Class L	—	(13,612)
Class R3	—	(1)
Class R4	—	(30)
Class R5	—	(1)
Class Y	—	(4,586)

Total distributions	—	(39,277)

Capital Share Transactions:
Class A	(35,261)	(13,623)
Class B	(744)	(790)
Class C	(744)	(2,987)
Class I	274	795
Class L	(3,332)	(593)
Class R3	99	4
Class R4	196	1,542
Class R5	908	55
Class Y	(19,776)	6,509

Net decrease from capital share transactions	(58,380)	(9,088)

Net decrease in net assets	(71,461)	(185,539)
Net Assets:
Beginning of period	206,806	392,345

End of period	$135,345	$206,806

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(150)	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford SmallCap Growth Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of six portfolios. Financial statements for The Hartford SmallCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

12

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

13

The Hartford SmallCap Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment

14

Management”) or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities - The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other

15

The Hartford SmallCap Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2009.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 – Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at

16

the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 – In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 – In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions – The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

17

The Hartford SmallCap Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of April 30, 2009, there were no outstanding written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2008
Ordinary Income	$5,569
Long-Term Capital Gains *	33,708

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses*	$(47,033)
Unrealized Depreciation†	$(70,733)

Total Accumulated Deficit	$(117,766)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the

18

type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $780, increase accumulated net realized gain by $14, and decrease paid in capital by $794.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$47,033

Total	$47,033

e)	Financial Accounting Standards Board Interpretation No. 48 - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
5. Expenses:
a)	Investment Management Agreements - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management and Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management and Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

19

The Hartford SmallCap Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

1.40%	2.15%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.05%
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	0.95%	1.20%	1.30%		1.34%	1.38%	1.44%
Class B Shares	1.36	1.83	2.00		2.00	2.13	2.14
Class C Shares	1.77	2.10	2.14		2.13	2.13	2.14
Class I Shares	1.03	1.15	1.15		1.15 *
Class L Shares	1.25	1.12	1.15		1.13	1.20	1.42
Class R3 Shares	1.56	1.46	1.65	†
Class R4 Shares	1.35	1.28	1.35	‡
Class R5 Shares	1.05	1.03	1.05	§
Class Y Shares	1.05	0.89	0.93		0.90	0.97	1.02

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $85 and contingent deferred sales charges of $10 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services.

20

Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $26. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $112 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	7.17%
Class B	0.01	6.43
Class C	0.01	6.33
Class I	0.01	7.36
Class L	0.01	7.40
Class Y	0.01	7.60
6. Affiliate Holdings:
As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	—	*

*	Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

21

The Hartford SmallCap Growth Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
7.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$56,686
Sales Proceeds Excluding U.S. Government Obligations	110,254
8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	251	—	(2,200)	—	(1,949)	899	556	(2,047)	—	(592)
Amount	$3,969	$—	$(39,230)	$—	$(35,261)	$22,336	$15,454	$(51,413)	$—	$(13,623)
Class B
Shares	21	—	(75)	—	(54)	59	74	(177)	—	(44)
Amount	$293	$—	$(1,037)	$—	$(744)	$1,314	$1,809	$(3,913)	$—	$(790)
Class C
Shares	82	—	(138)	—	(56)	106	98	(348)	—	(144)
Amount	$1,149	$—	$(1,893)	$—	$(744)	$2,375	$2,399	$(7,761)	$—	$(2,987)
Class I
Shares	58	—	(41)	—	17	105	14	(86)	—	33
Amount	$923	$—	$(649)	$—	$274	$2,604	$407	$(2,216)	$—	$795
Class L
Shares	76	—	(288)	—	(212)	123	480	(676)	—	(73)
Amount	$1,216	$—	$(4,548)	$—	$(3,332)	$3,116	$13,446	$(17,155)	$—	$(593)
Class R3
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$100	$—	$(1)	$—	$99	$3	$1	$—	$—	$4
Class R4
Shares	19	—	(7)	—	12	77	1	(18)	—	60
Amount	$305	$—	$(109)	$—	$196	$1,985	$30	$(473)	$—	$1,542
Class R5
Shares	59	—	(3)	—	56	2	—	—	—	2
Amount	$968	$—	$(60)	$—	$908	$65	$1	$(11)	$—	$55
Class Y
Shares	121	—	(1,352)	—	(1,231)	484	161	(402)	—	243
Amount	$1,983	$—	$(21,759)	$—	$(19,776)	$12,562	$4,585	$(10,638)	$—	$6,509
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	8	$117
For the Year Ended October 31, 2008	10	$265

22

9. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.
10. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford SmallCap Growth Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)													- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-
		Net	Pay-	realized		Dividends	utions			Increase	Net			Net	ments and		ments and		ments and		Ratio of Net		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Assets at	Including		Including		Excluding		Invest-ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average Net		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$18.47	$—	$—	$(1.01)	$(1.01)	$—	$—	$—	$—	$(1.01)	$17.46	(5.47	)%(f)	$39,950	2.07	%(g)	0.95	%(g)	0.95	%(g)	(0.03	)%(g)	41%
B	16.13	(0.03)	—	(0.88)	(0.91)	—	—	—	—	(0.91)	15.22	(5.64	) (f)	7,327	3.16	(g)	1.36	(g)	1.36	(g)	(0.43	) (g)	—
C	16.03	(0.06)	—	(0.87)	(0.93)	—	—	—	—	(0.93)	15.10	(5.80	) (f)	9,011	2.76	(g)	1.77	(g)	1.77	(g)	(0.84	) (g)	—
I	18.53	(0.01)	—	(1.01)	(1.02)	—	—	—	—	(1.02)	17.51	(5.50	) (f)	3,277	1.50	(g)	1.03	(g)	1.03	(g)	(0.13	) (g)	—
L	18.62	(0.03)	—	(1.02)	(1.05)	—	—	—	—	(1.05)	17.57	(5.64	) (f)	66,638	1.34	(g)	1.25	(g)	1.25	(g)	(0.32	) (g)	—
R3	18.79	(0.06)	—	(1.00)	(1.06)	—	—	—	—	(1.06)	17.73	(5.64	) (f)	130	2.10	(g)	1.56	(g)	1.56	(g)	(0.76	) (g)	—
R4	18.88	(0.04)	—	(1.03)	(1.07)	—	—	—	—	(1.07)	17.81	(5.67	) (f)	1,438	1.50	(g)	1.35	(g)	1.35	(g)	(0.45	) (g)	—
R5	18.99	(0.03)	—	(1.02)	(1.05)	—	—	—	—	(1.05)	17.94	(5.53	) (f)	1,038	1.21	(g)	1.05	(g)	1.05	(g)	(0.35	) (g)	—
Y	19.03	0.02	—	(1.07)	(1.05)	—	—	—	—	(1.05)	17.98	(5.52	) (f)	6,536	1.07	(g)	1.05	(g)	1.05	(g)	0.27	(g)	—
For the Year Ended October 31, 2008
A	33.57	(0.07)	—	(11.68)	(11.75)	—	(3.35)	—	(3.35)	(15.10)	18.47	(38.35)		78,279	1.64		1.20		1.20		(0.25)		103
B	29.93	(0.21)	—	(10.24)	(10.45)	—	(3.35)	—	(3.35)	(13.80)	16.13	(38.71)		8,645	2.51		1.83		1.83		(0.88)		—
C	29.85	(0.29)	—	(10.18)	(10.47)	—	(3.35)	—	(3.35)	(13.82)	16.03	(38.90)		10,472	2.25		2.10		2.10		(1.14)		—
I	33.64	(0.04)	—	(11.72)	(11.76)	—	(3.35)	—	(3.35)	(15.11)	18.53	(38.29)		3,159	1.17		1.15		1.15		(0.21)		—
L	33.78	(0.05)	—	(11.76)	(11.81)	—	(3.35)	—	(3.35)	(15.16)	18.62	(38.28)		74,539	1.14		1.12		1.12		(0.17)		—
R3	34.16	(0.12)	—	(11.90)	(12.02)	—	(3.35)	—	(3.35)	(15.37)	18.79	(38.49)		9	2.08		1.46		1.46		(0.52)		—
R4	34.26	(0.06)	—	(11.97)	(12.03)	—	(3.35)	—	(3.35)	(15.38)	18.88	(38.40)		1,298	1.28		1.28		1.28		(0.39)		—
R5	34.34	(0.02)	—	(11.98)	(12.00)	—	(3.35)	—	(3.35)	(15.35)	18.99	(38.20)		44	1.03		1.03		1.03		(0.14)		—
Y	34.38	0.02	—	(12.02)	(12.00)	—	(3.35)	—	(3.35)	(15.35)	19.03	(38.15)		30,361	0.89		0.89		0.89		0.06		—
For the Year Ended October 31, 2007
A	31.32	(0.13)	—	2.38	2.25	—	—	—	—	2.25	33.57	7.18	(h)	162,102	1.62		1.31		1.31		(0.26)		105
B	28.12	(0.31)	—	2.12	1.81	—	—	—	—	1.81	29.93	6.44	(h)	17,352	2.42		2.00		2.00		(0.95)		—
C	28.07	(0.35)	—	2.13	1.78	—	—	—	—	1.78	29.85	6.34	(h)	23,778	2.21		2.15		2.15		(1.10)		—
I	31.33	(0.03)	—	2.34	2.31	—	—	—	—	2.31	33.64	7.37	(h)	4,614	1.21		1.15		1.15		(0.17)		—
L(i)	31.45	(0.13)	—	2.46	2.33	—	—	—	—	2.33	33.78	7.41	(h)	137,702	1.17		1.15		1.15		(0.37)		—
R3(j)	32.34	(0.19)	—	2.01	1.82	—	—	—	—	1.82	34.16	5.63	(f)	11	1.69	(g)	1.65	(g)	1.65	(g)	(0.65	) (g)	—
R4(k)	32.34	(0.02)	—	1.94	1.92	—	—	—	—	1.92	34.26	5.94	(f)	309	1.40	(g)	1.35	(g)	1.35	(g)	(0.43	) (g)	—
R5(l)	32.34	(0.01)	—	2.01	2.00	—	—	—	—	2.00	34.34	6.18	(f)	11	1.09	(g)	1.05	(g)	1.05	(g)	(0.05	) (g)	—
Y	31.95	0.02	—	2.41	2.43	—	—	—	—	2.43	34.38	7.61	(h)	46,466	0.93		0.93		0.93		0.12		—
For the Year Ended October 31, 2006
A	28.30	(0.06)	—	3.08	3.02	—	—	—	—	3.02	31.32	10.67		228,776	1.56		1.36		1.36		(0.30)		86
B	25.57	(0.26)	—	2.81	2.55	—	—	—	—	2.55	28.12	9.97		19,078	2.39		2.02		2.02		(0.95)		—
C	25.56	(0.27)	—	2.78	2.51	—	—	—	—	2.51	28.07	9.82		24,070	2.25		2.15		2.15		(1.08)		—
I(m)	28.90	(0.01)	—	2.44	2.43	—	—	—	—	2.43	31.33	8.41	(f)	239	1.28	(g)	1.15	(g)	1.15	(g)	(0.43	) (g)	—
L	28.36	(0.02)	—	3.11	3.09	—	—	—	—	3.09	31.45	10.90		118,452	1.15		1.15		1.15		(0.08)		—
Y	28.74	0.04	—	3.17	3.21	—	—	—	—	3.21	31.95	11.17		107,906	0.92		0.92		0.92		0.15		—
For the Year Ended October 31, 2005
A	24.60	(0.15)	—	3.85	3.70	—	—	—	—	3.70	28.30	15.04		66,403	1.62		1.40		1.40		(0.65)		81
B	22.39	(0.32)	—	3.50	3.18	—	—	—	—	3.18	25.57	14.20		16,230	2.51		2.15		2.15		(1.40)		—
C	22.39	(0.28)	—	3.45	3.17	—	—	—	—	3.17	25.56	14.16		15,668	2.33		2.15		2.15		(1.40)		—
L	24.60	(0.13)	—	3.89	3.76	—	—	—	—	3.76	28.36	15.28		119,114	1.21		1.21		1.21		(0.46)		—
Y	24.88	(0.04)	—	3.90	3.86	—	—	—	—	3.86	28.74	15.52		55,933	0.98		0.98		0.98		(0.23)		—
For the Year Ended October 31, 2004
A	22.91	(0.15)	—	1.84	1.69	—	—	—	—	1.69	24.60	7.38		42,962	1.77		1.45		1.45		(0.81)		102
B	20.99	(0.28)	—	1.68	1.40	—	—	—	—	1.40	22.39	6.67		11,930	2.59		2.15		2.15		(1.51)		—
C	20.99	(0.27)	—	1.67	1.40	—	—	—	—	1.40	22.39	6.67		10,140	2.38		2.15		2.15		(1.51)		—
L	22.90	(0.19)	—	1.89	1.70	—	—	—	—	1.70	24.60	7.42		114,266	1.43		1.43		1.43		(0.79)		—
Y	23.06	(0.02)	—	1.84	1.82	—	—	—	—	1.82	24.88	7.89		5,788	1.03		1.03		1.03		(0.47)		—
Footnotes to Financial Highlight are on the next page.

24

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Classes H, M and N were merged into Class L on February 9, 2007.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

(m)	Commenced operations on August 31, 2006.

25

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

* On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.

27

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford SmallCap Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$945.31	$4.58	$1,000.00	$1,020.08	$4.75	0.95%	181	365
Class B	$1,000.00	$943.58	$6.55	$1,000.00	$1,018.05	$6.80	1.36	181	365
Class C	$1,000.00	$941.98	$8.52	$1,000.00	$1,016.01	$8.84	1.77	181	365
Class I	$1,000.00	$944.95	$4.96	$1,000.00	$1,019.68	$5.15	1.03	181	365
Class L	$1,000.00	$943.60	$6.02	$1,000.00	$1,018.59	$6.25	1.25	181	365
Class R3	$1,000.00	$943.58	$7.51	$1,000.00	$1,017.05	$7.80	1.56	181	365
Class R4	$1,000.00	$943.32	$6.50	$1,000.00	$1,018.10	$6.75	1.35	181	365
Class R5	$1,000.00	$944.70	$5.06	$1,000.00	$1,019.58	$5.25	1.05	181	365
Class Y	$1,000.00	$944.82	$5.06	$1,000.00	$1,019.58	$5.25	1.05	181	365

29

The Hartford Tax-Free National Fund

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 4/30/99 — 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks to provide current income exempt from federal income tax.
Average Annual Total Returns(2,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free National A#	6/02/86	-12.75%	-0.33%	2.20%	4.97%
Tax-Free National A##	6/02/86	-16.67%	-1.24%	1.73%	4.76%
Tax-Free National B#	11/14/94	-13.40%	-1.05%	NA *	NA *
Tax-Free National B##	11/14/94	-17.54%	-1.38%	NA *	NA *
Tax-Free National C#	11/14/94	-13.46%	-1.05%	1.39%	3.17%
Tax-Free National C##	11/14/94	-14.29%	-1.05%	1.39%	3.17%
Tax-Free National I#	2/19/02	-12.60%	-0.21%	NA	1.37%
Tax-Free National L#	11/14/94	-12.74%	-0.34%	2.13%	3.93%
Tax-Free National L##	11/14/94	-16.67%	-1.25%	1.66%	3.60%
Tax-Free National Y#	2/19/02	-12.55%	-0.17%	NA	1.53%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes E, M and N are no longer offered.) Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
Charles Grande**	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free National Fund returned 1.23%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Barclays Capital Municipal Bond Index, which returned 8.20%, and the 6.25% average return of the Lipper General Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s performance can be divided into two distinct periods. The first period, November through mid-December 2008, was characterized by weak liquidity, and increasingly wider credit spreads (the incremental yield an investor receives for taking on greater credit risk) in the municipal market, due to the continued credit crisis, general economic weakness and an investor flight to quality.
During the latter part of 2008 a large number of mutual funds were selling high yield municipal bonds at any price to raise cash to meet significant fund redemptions. This selling pressure and a severe lack of demand for lower rated bonds pushed yields significantly higher (prices lower) and credit spreads significantly wider (i.e. short and long term interest rates farther apart) for all but the highest quality municipal bonds. During this time, the Fund’s significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lower rated credits compared to the benchmark resulted in severe underperformance. The Fund held 27% in triple-B bonds versus 8% for the benchmark and held 24% to non-investment grade bonds versus 0% for the benchmark. Duration (i.e. sensitivity to changes in interest rates) positioning also dampened performance as the curve steepened, affecting longer maturity bond exposures (22+ years).

The second distinct period of performance began in late December (when the municipal market appeared to be oversold and pricing became extremely attractive) and continued through April 2009. During this period, the market saw a positive reversal of municipal mutual fund flows and improved liquidity in the market. In addition, a renewed appetite for riskier credits led to spread tightening (i.e. short and long term interest rates moving closer together) and better overall performance for lower rated municipals. During this time, the Fund outperformed its benchmark, however this performance was not enough to offset the losses earlier in the fiscal year.
The Fund’s primary drivers of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark over the full six-month period were security selection, sector concentration and curve positioning. Sector overweights and security selection in lower rated health care, education, tobacco and industrial revenue bonds hurt performance. Longer duration and longer maturity bond exposures also hurt performance earlier in the period. Exposure to the City of Detroit Limited Tax General Obligation Bonds (which were downgraded to non-investment grade in 2009), and exposure to Special Assessment Bonds, which continued to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures also pulled down performance.
What is the outlook?
During this period of weak credit and economic conditions, we continue to actively purchase high quality municipal bonds at wider spreads, which has contributed to an increase in the Fund’s overall credit rating (from Baa1 to A3). We still remain very cautious on lower rated bonds given our general negative outlook on credit fundamentals. Budget challenges for state and local governments, downward ratings migration, and the ongoing “headline risk” could potentially cause credit spreads to widen again.
Municipals continue to represent excellent relative value versus taxable alternatives. The favorable steepness in the municipal curve should allow us the opportunity to effectively purchase longer duration municipal bonds for additional yield. In addition, the wider credit spreads continue to fully compensate investors for the additional risks in the market. Although we do not expect many defaults during this recession, we do expect that the weakening of credit fundamentals will certainly lead to downward ratings migrations. However, we believe that the announcement of higher federal taxes under the Obama administration will make municipals an even more attractive long-term investment.
At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the “Acquired Fund”) and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).
Since the close of business on February 13, 2009, shares of the Acquired Fund are no longer being sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.
The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.
** Effective June 26, 2009, Charles Grande will no longer manage assets for the Fund.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long Term
Rating	Holdings
AAA	11.1%
AA	25.4
A	25.3
BBB	14.0
BB	5.1
B	1.2
CCC	0.1
Not Rated	17.8

Total	100.0%

Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Airport Revenues	4.5%
General Obligations	18.0
Health Care/Services	14.8
Higher Education (Univ., Dorms, etc.)	16.6
Housing (HFA’S, etc.)	2.9
Industrial	1.6
Miscellaneous	3.7
Prerefunded	6.0
Public Facilities	1.2
Refunded With U.S. Government Securities	1.9
Special Tax Assessment	6.3
Tax Allocation	3.3
Transportation	5.6
Utilities — Electric	4.5
Utilities — Water and Sewer	3.5
Short-Term Investments	5.6
Other Assets and Liabilities	—

Total	100.0%

Distribution by State
as of April 30, 2009

Percentage of
State	Net Assets
Alabama	0.9%
Alaska	0.5
Arizona	3.5
California	7.5
Colorado	5.3
Delaware	0.8
District of Columbia	2.5
Florida	7.3
Georgia	4.3
Idaho	0.8
Illinois	5.7
Indiana	1.6
Louisiana	1.3
Maryland	0.3
Michigan	6.3
Minnesota	9.3
Missouri	1.0
Nebraska	1.1
Nevada	0.3
New Hampshire	0.3
New Mexico	0.3
New York	8.7
North Carolina	0.4
Ohio	2.1
Oklahoma	0.5
Other U.S. Territories	1.4
Pennsylvania	2.6
Rhode Island	1.1
South Carolina	0.5
South Dakota	0.9
Tennessee	0.0
Texas	8.6
Virginia	1.7
Washington	1.6
Wisconsin	3.4
Short-Term Investments	5.6
Other Assets and Liabilities	—

Total	100.0%

The Hartford Tax-Free National Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.4%
	Alabama - 0.9%
	Huntsville, AL, GO,
$1,855	5.25%, 05/01/2022	$1,977

	Alaska - 0.5%
	Alaska Municipal Bond Bank Auth,
375	5.75%, 09/01/2033	381
	Anchorage Alaska,
610	5.25%, 08/01/2028	641

		1,022

	Arizona - 3.5%
	Arizona State Transportation Board Highway Rev,
2,000	5.25%, 07/01/2025	2,147
	Arizona Sundance Community Fac Dist, Special Assess Rev #2,
370	7.13%, 07/01/2027 ▪	286
	Estrella Mountain Ranch Community GO,
265	6.20%, 07/15/2032 ⌂	176
	Pima County, AZ, Charter Schools Proj,
1,100	5.75%, 07/01/2016	968
	Pima County, AZ, Noah Webster Basic School,
1,000	5.60%, 12/15/2019	829
	Salt River Proj Arizona Agricultural,
3,000	5.00%, 01/01/2034	3,020
	Vistancia, AZ, Community Fac Dist GO,
200	6.75%, 07/15/2022	183

		7,609

	California - 7.5%
	California Educational Fac Auth, University of Southern California,
2,000	5.25%, 10/01/2038	2,052
	California State,
2,990	6.50%, 04/01/2033	3,216
	California State Public Works Board,
2,000	6.25%, 04/01/2034	2,027
	Capistrano, CA, USD Community Fac Dist Special Tax #90-2 Talega (Prerefunded with State and Local Gov’t Securities),
250	5.90%, 09/01/2020	295
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO,
38	6.35%, 09/02/2027	31
	Lathrop, CA, FA Rev Water Supply Proj,
750	6.00%, 06/01/2035	572
	Morongo Band of Mission Indians Enterprise Rev,
2,655	6.50%, 03/01/2028 ▪	1,919
	Palm Springs, CA, Community Redev Agency,
535	5.50%, 09/01/2023	506
	Port of Oakland,
2,560	5.75%, 11/01/2022	2,489
	San Manuel, CA, Entertainment Auth Public Improvement,
1,000	4.50%, 12/01/2016 ⌂	833
	Santa Cruz County Redev Agency,
665	6.63%, 09/01/2029	696
	Torrance USD,
500	5.38%, 08/01/2024	534
1,500	5.50%, 08/01/2025	1,599

		16,769

	Colorado - 5.3%
	Adams County, CO,
1,000	5.13%, 12/01/2029	1,015
	Antelope Heights Metro Dist GO,
1,125	5.00%, 12/01/2037	783
	Arapaho County, CO, Conservatory Metro Dist,
2,000	5.13%, 12/01/2037	1,423
	Bromley Park, CO, Metro Dist #2 GO,
2,000	5.13%, 12/01/2037	1,698
	Colorado E-470 Public Highway Auth Rev,
1,125	5.50%, 09/01/2024	992
	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis,
990	6.13%, 12/15/2035	671
	Denver, CO, Rendezvous Residential Metro Dist GO,
600	5.38%, 12/01/2021	426
	Ebert Metropolitan Dist,
3,000	5.35%, 12/01/2037	2,320
	Pinery West, CO, Metro Dist #2 GO,
1,000	4.50%, 12/01/2032	705
	Reata, CO, North Metro Dist GO,
1,000	5.50%, 12/01/2032 ⌂	577
	University of Colorado Enterprise Rev,
600	5.75%, 06/01/2028	655

		11,265

	Delaware - 0.8%
	Delaware Transportation Auth,
1,180	5.00%, 07/01/2025	1,275
	New Castle County Development,
500	5.00%, 07/15/2033	518

		1,793

	District of Columbia - 2.5%
	Dist of Columbia University Rev,
3,000	5.25%, 04/01/2034	3,047
	Metropolitan Washington DC Airport Auth,
2,500	5.50%, 10/01/2027	2,397

		5,444

	Florida - 7.3%
	Amelia Walk Community Development,
980	5.50%, 05/01/2037 ⌂	513
	Bellalgo, FL, Education Fac Benefits Dist Capital,
885	5.85%, 05/01/2022	693
	Colonial Country Club Community
	Development Dist, Capital Improvement Rev,
475	6.40%, 05/01/2033	462
	Florida Village Community Development,
1,000	6.50%, 05/01/2033	932
	Florida Village Community Development Dist No 8,
1,145	6.38%, 05/01/2038	837
The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.4% — (continued)
	Florida - 7.3% — (continued)
	Jacksonville, FL, Econ Development Community Health Care Facilities,
$5,000	6.25%, 09/01/2027	$4,065
	Lee County, FL, Industrial Development Auth,
1,500	5.25%, 06/15/2027	915
	Miami-Dade County Aviation Rev,
1,645	5.50%, 10/01/2036 *	1,582
	Miami-Dade County, FL, Educational Facilities Auth,
2,000	5.75%, 04/01/2028	2,050
	Palm Beach County, FL, Health FA Rev
	Waterford Proj,
3,300	5.75%, 11/15/2026	2,397
	River Bend Community Development Dist, Capital Improvement Rev,
995	7.13%, 11/01/2015	646
	Rolling Hills Community Development Dist,
65	5.45%, 05/01/2037 ⌂	43
	Tolomato, FL, Community Development Dist,
1,200	6.65%, 05/01/2040	804
	University Square Community Development,
500	5.88%, 05/01/2038	286

		16,225

	Georgia - 4.3%
	Atlanta Airport Revenues,
3,000	7.00%, 01/01/2030 Δ	3,000
	Dekalb County Development,
1,000	6.00%, 07/01/2034	997
	Fulton County, GA, School Dist GO,
1,105	5.38%, 01/01/2018	1,294
	Fulton County, GA, Water & Sewer Rev FGIC,
35	6.38%, 01/01/2014	39
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State and Local Gov’t Securities),
1,765	6.38%, 01/01/2014	1,978
	Georgia Municipal Electric Auth, Power Rev,
945	6.50%, 01/01/2017	1,073
	Georgia Municipal Electric Auth, Power Rev
	(Prerefunded with US Gov’t Securities),
55	6.50%, 01/01/2017	66
	Marietta, GA, DA,
1,000	7.00%, 06/15/2030	777

		9,224

	Idaho - 0.8%
	Idaho Board Bank Auth,
1,470	5.63%, 09/15/2026	1,625

	Illinois - 5.7%
	Bolingbrook, IL, Sales Tax Rev,
445	6.25%, 01/01/2024	300
	Chicago, IL, O’Hare International Airport
	Special Fac Rev, American Airlines Inc.,
750	5.50%, 12/01/2030	283
	Chicago, IL, Tax Increment Allocation Jr Lien
	Pilsen Redev B,
1,000	6.75%, 06/01/2022 ⌂	834
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj,
1,800	5.75%, 03/01/2037 ⌂	1,038
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj,
800	6.00%, 03/01/2046 ⌂	463
	Huntley, IL, Special Service Area #9,
1,500	5.10%, 03/01/2028	1,530
	Illinois Education FA, Augustana College Ser A,
1,000	5.70%, 10/01/2032	798
	Illinois FA Rev,
1,500	5.38%, 08/15/2039	1,287
	Illinois Financial Auth Rev,
800	5.25%, 11/01/2039 *	769
1,430	5.38%, 07/01/2033	1,328
310	6.25%, 02/01/2033	295
	Plano, IL, Lakewood Springs Proj Special Services Area,
497	6.10%, 03/01/2035	322
	Round Lake, IL, Special Tax Rev,
960	4.70%, 03/01/2033 ⌂	890
	Round Lake, IL, Special Tax Rev (Prerefunded with State and Local Gov’t Securities),
494	6.70%, 03/01/2033	578
	Springfield, IL, Water Rev,
500	5.25%, 03/01/2026	523
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj,
1,000	6.63%, 03/01/2033	727
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj,
939	6.88%, 03/01/2033 ⌂	687

		12,652

	Indiana - 1.6%
	Indiana FA Hospital Rev,
2,000	6.75%, 03/01/2035	2,043
	Indiana Municipal Power Agency,
500	5.75%, 01/01/2034	504
	University of Southern Indiana,
1,070	5.00%, 10/01/2022 - 10/01/2023	1,110

		3,657

	Louisiana - 1.3%
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj,
2,000	5.50%, 05/15/2047	1,460
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj (Prerefunded with US Gov’t Securities),
500	5.50%, 05/15/2027	574
	Louisiana Public Fac Auth, Susla Fac Inc,
1,000	5.75%, 07/01/2039 ⌂	686

		2,720

	Maryland - 0.3%
	Maryland State Community Development Admin,
600	4.38%, 09/01/2016	622

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.4% — (continued)
	Michigan - 6.3%
	Detroit, MI, GO,
$10,000	5.00%, 04/01/2016 ‡	$7,986
	Detroit, MI, Water Supply System Ref Rev FGIC,
1,750	6.50%, 07/01/2015	1,862
	Grand Valley State University,
1,500	5.50%, 12/01/2027	1,520
	Michigan Hospital FA, Rev Ref Henry Ford Health System (Prerefunded with State and Local Gov’t Securities),
500	5.63%, 03/01/2017	568
	Michigan State Hospital FA, McLaren Health Care,
2,000	5.63%, 05/15/2028	1,883

		13,819

	Minnesota - 9.3%
	Baytown Township, MN,
250	7.00%, 08/01/2038	196
	Becker, MN, ISD #726 GO FSA,
1,300	6.00%, 02/01/2017	1,346
	Brainerd, MN, ISD #181 GO FGIC,
500	5.38%, 02/01/2016	545
	Chaska, MN, Electric Rev Ref Generating Fac,
500	5.00%, 10/01/2030	502
	Duluth, MN, Econ DA Health Care Fac Rev Benedictine Health System St Mary’s,
1,130	5.50%, 02/15/2023	1,304
	Falcon Heights, MN, Lease Rev,
225	6.00%, 11/01/2037	157
	Golden Valley, MN, Breck School Proj Rev,
1,000	5.88%, 10/01/2019	1,022
	Golden Valley, MN, Calvary Center Apts Proj AMT,
500	4.85%, 12/20/2041	425
	Minneapolis & St Paul, MN, Airport Commission FGIC AMT,
1,000	5.63%, 01/01/2018	1,010
	Minneapolis, MN, Housing Rev,
400	5.00%, 10/01/2037	237
	Minneapolis, MN, Multifamily Housing Rev AMT,
350	5.40%, 04/01/2028	251
	Minneapolis, MN, Parking Assessment GO,
250	5.00%, 12/01/2020	267
	Minneapolis, MN, Tax Increment Grant Park Proj,
350	5.35%, 02/01/2030	218
	Minnesota Agricultural Society, State Fair Rev,
835	5.13%, 09/15/2023	851
	Minnesota Agriculture and Econ Development Healthcare Fac, Benedictine Health,
1,000	5.25%, 02/15/2014	1,044
	Minnesota Higher Education FA, Augsburg College,
1,000	5.00%, 05/01/2020 - 05/01/2023	808
	Minnesota Higher Education FA, Minneapolis College of Art and Design,
300	5.00%, 05/01/2026	268
	Minnesota Intermediate School Dist Lease Rev,
376	5.30%, 11/01/2032	364
	Minnesota State,
500	4.00%, 12/01/2023	516
	Ramsey, MN, Lease Rev Pact Charter School Proj,
750	6.50%, 12/01/2022	624
	Renville County, MN, Housing & Redev Auth, Health & Human Services,
360	4.60%, 02/01/2027	298
	Rosemount, MN, ISD #196 GO MBIA,
1,950	5.70%, 04/01/2015	1,626
	St Paul, MN, Housing & Redev Auth Lease Rev,
860	6.00%, 12/01/2018	742
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy,
800	6.75%, 12/01/2022	665
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj,
1,000	6.00%, 09/01/2036	697
	St Paul, MN, Housing & Redev Auth, Hope Community Academy Proj,
450	6.25%, 12/01/2019	367
	St Paul, MN, Housing & Redev Auth, Lease Rev,
825	5.00%, 12/01/2036	495
	St Paul, MN, PA Lease Rev,
500	5.00%, 12/01/2019	529
	Stillwater, MN, Multifamily Housing Rev AMT,
400	5.38%, 02/01/2032	262
	University of Minnesota,
1,000	5.75%, 07/01/2018	1,239
	Waconia, MN, Health Care Fac Rev, Ridgeview Medical Center Proj,
1,000	6.10%, 01/01/2019	1,034
	Willmar, MN, Rice Memorial Hospital Proj FSA,
250	5.00%, 02/01/2025	256

		20,165

	Missouri - 1.0%
	Branson Hills, MO, Infrastructure Fac,
650	5.50%, 04/01/2027 ⌂	423
	Lees Summit, MO, Industrial DA, Kensington Farms Improvement Proj,
1,000	5.75%, 03/01/2029	636
	St Louis, MO, Industrial DA, Confluence Academy Proj,
550	5.35%, 06/15/2032	358
	Stone Canyon, MO, Community Improvement Proj,
1,000	5.75%, 04/01/2027	667

		2,084

	Nebraska - 1.1%
	Nebraska Public Power Dist Rev,
2,500	5.00%, 01/01/2033	2,476

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.4% — (continued)
	Nevada - 0.3%
	Clark County, NV, Improvement Dist #142,
$965	6.38%, 08/01/2023	$677

	New Hampshire - 0.3%
	New Hampshire Health & Education Fac, Elliot Hospital,
750	5.60%, 10/01/2022	739

	New Mexico - 0.3%
	Cabezon, NM, Public Improvement Dist,
665	5.20%, 09/01/2015	553

	New York - 8.7%
	Albany, NY, Brighter Choice Charter School,
200	5.00%, 04/01/2037	126
	Albany, NY, IDA Civic Fac Rev,
250	5.00%, 07/01/2037	179
	Cattaraugus County, NY, IDR St Bonaventure University,
175	5.10%, 05/01/2031	129
	Chemung County, NY, IDA Civic Fac Rev, Arnot Ogden Medical Center,
125	5.00%, 11/01/2034	100
	Erie County, NY, IDA Applied Tech Charter School Proj,
800	6.75%, 06/01/2025	619
	Erie County, NY, IDA Global Concepts Charter School Proj,
500	6.25%, 10/01/2037	362
	Genesee County, NY, IDA United Memorial
	Medical Center Proj,
160	5.00%, 12/01/2032	98
	Madison County, NY, IDA Civic Fac Rev
	Oneida Health System,
250	5.50%, 02/01/2032	189
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside, Ser A,
1,500	6.50%, 01/01/2027	1,189
	Nassau County, NY, Tobacco Settlement Corp,
1,000	5.00%, 06/01/2035	642
	New York City Health & Hospital Corp,
500	5.50%, 02/15/2023	522
	New York Dorm Auth, Brooklyn Law School,
250	5.50%, 07/01/2019	244
	New York Dorm Auth, College & University Rev,
150	5.00%, 11/01/2034	126
	New York Dorm Auth, Fordham University FGIC,
80	5.00%, 07/01/2020	84
	New York Dorm Auth, Mount St Mary College,
400	5.00%, 07/01/2027	324
	New York Dorm Auth, Rochester University,
135	5.25%, 07/01/2022	140
	New York Dorm Auth, State University Dorm Fac,
450	5.00%, 07/01/2032	502
	New York Dorm Auth, Upstate Community College,
250	5.25%, 07/01/2021	257
	New York Dorm Auth, Winthrop South Nassau University,
200	5.50%, 07/01/2023	176
	New York Energy Research & DA, Elec Fac Rev Adj Long Island Lighting Co Proj,
250	5.30%, 08/01/2025	208
	New York Environmental Fac Corp,
450	5.00%, 07/15/2026	461
	New York Metropolitan Transportation Auth,
450	5.13%, 11/15/2031	437
	New York State Dormitory Auth Non State Supported Debt, NYU Hospital Center Ser B,
250	5.63%, 07/01/2037	191
	New York State Dormitory Auth Rev Non St,
2,000	5.38%, 03/01/2029	2,030
	New York Tobacco Settlement FA,
400	5.50%, 06/01/2022	404
	New York, NY, GO,
45	5.75%, 03/01/2019	48
1,000	6.25%, 10/15/2028	1,095
	New York, NY, IDA American Airlines JFK International Airport AMT,
1,210	7.13%, 08/01/2011	1,128
150	8.00%, 08/01/2012	136
	New York, NY, IDA Civic Fac Rev, YMCA of Greater NY Proj,
250	5.25%, 08/01/2021	253
	New York, NY, Transitional FA Future Tax Secured,
450	5.00%, 08/01/2023	463
	Otsego County, NY, IDA Civic Fac Rev Hartwick College Proj,
200	6.00%, 07/01/2011	197
	Rensselaer County, NY, Industrial Improvements,
200	5.00%, 01/01/2036	194
	Rensselaer, NY, School Dist Certificate of Participation,
600	5.00%, 06/01/2036	478
	Seneca Nation Indians Capital Improvement Special Tax,
1,160	5.00%, 12/01/2023 ▪	751
	St Lawrence, NY, IDA Civic Fac Rev, Clarkson University Proj,
450	5.00%, 07/01/2023	453
	Suffolk County, NY, Jeffersons Ferry Proj,
500	5.00%, 11/01/2028	367
	TSACS, Inc, NY, Tobacco Settlement,
500	5.13%, 06/01/2042	311
	Ulster County, NY, IDA Kingston Regional Senior Living Proj,
4,475	6.00%, 09/15/2027	3,210
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj,
500	6.38%, 01/01/2024	415

		19,238

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.4% — (continued)
	North Carolina - 0.4%
	Mecklenburg County, NC,
$795	5.00%, 02/01/2024	$838

	Ohio - 2.1%
	Cuyahoga Community College,
1,200	5.00%, 08/01/2027	1,216
	Hamilton, OH, School Dist Improvement,
1,270	6.15%, 12/01/2016	1,573
	Ohio State Higher Educational Facilities Rev,
2,000	5.50%, 12/01/2036	2,012

		4,801

	Oklahoma - 0.5%
	Tulsa County, OK, St. Francis Health Care System,
1,210	5.00%, 12/15/2029	1,096

	Other U.S. Territories - 1.4%
	Guam Economic DA, Tobacco Settlement,
1,000	5.63%, 06/01/2047	687
	Puerto Rico Commonwealth,
930	5.50%, 07/01/2032	819
	Puerto Rico Housing FA,
335	5.13%, 12/01/2027	342
	University Virgin Islands,
270	5.13%, 12/01/2022	240
225	5.25%, 12/01/2023 - 12/01/2024	197
	Virgin Islands Public FA, Revhovenska Refinery,
1,000	6.13%, 07/01/2022	725

		3,010

	Pennsylvania - 2.6%
	Chester County, PA,
1,000	5.00%, 07/15/2029	1,058
	Montgomery County, PA, IDA Whitemarsh Continuing Care Proj,
800	6.13%, 02/01/2028	477
	Pennsylvania State Higher Educational FA Rev,
2,145	5.75%, 07/01/2028	1,750
	Pennsylvania Turnpike Commission,
665	6.00%, 06/01/2028	722
	Scranton, PA, Parking Auth,
1,825	5.25%, 06/01/2034	1,700

		5,707

	Rhode Island - 1.1%
	Central Falls, RI, Detention FA Fac Rev,
1,000	6.75%, 01/15/2013	953
	Tobacco Settlement Financing Corp,
2,000	6.25%, 06/01/2042	1,476

		2,429

	South Carolina - 0.5%
	South Carolina Jobs Econ DA Rev,
2,000	4.70%, 04/01/2035	1,156

	South Dakota - 0.9%
	South Dakota Housing DA,
1,985	6.13%, 05/01/2033	2,091

	Tennessee - 0.0%
	McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj,
500	7.63%, 03/01/2016 ⌂	43

	Texas - 8.6%
	Corpus Christi, TX, Independent School Dist,
1,525	5.00%, 08/15/2026	1,563
	Dallas Fort Worth, TX, International Airport,
2,000	6.00%, 11/01/2028 - 11/01/2032	1,968
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine,
2,145	5.63%, 11/15/2032	2,144
	Houston, TX, Airport System Rev,
1,500	6.75%, 07/01/2021	1,138
	Houston, TX, Utility Systems Rev,
2,000	6.00%, 11/15/2036	2,140
	Lower Colorado River Auth Rev,
2,000	7.25%, 05/15/2037	2,175
	North Texas Tollway Auth,
4,000	6.00%, 01/01/2025	4,246
	Tarrant County Cultural Education Facilities,
1,000	6.25%, 11/15/2029	1,055
	Travis County, TX, Health Fac, Querencia Barton Creek Project,
1,000	5.65%, 11/15/2035	598
	Tyler, TX, ISD,
2,000	5.00%, 02/15/2028	2,044

		19,071

	Virginia - 1.7%
	James City County, VA, Econ DA Residential Care Fac,
515	5.40%, 07/01/2027	317
2,000	5.50%, 07/01/2037	1,122
	Peninsula, VA, Turn Center Community Dev DA,
700	6.45%, 09/01/2037	467
	Virginia State Residential Auth,
500	5.00%, 11/01/2024	544
	Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov’t Securities),
1,455	5.50%, 06/01/2026	1,623

		4,073

	Washington - 1.6%
	King County, WA, ISD #210 GO,
670	5.00%, 06/01/2019	707
	Washington State Health Care FA Rev,
2,400	6.13%, 08/15/2037	1,894
	Washington State health Care Facilities,
835	6.50%, 11/15/2033	827

		3,428

	Wisconsin - 3.4%
	Badger Tobacco Asset Securitization Corp of WI,
2,775	6.13%, 06/01/2027	2,964
1,000	6.38%, 06/01/2032	1,123
	Wisconsin State General Fund,
125	5.75%, 05/01/2033	130
865	6.00%, 05/01/2036	910
The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 94.4% — (continued)
	Wisconsin - 3.4% — (continued)
	Wisconsin State Health & Educational FA Rev,
$2,500	5.50%, 08/15/2023		$2,270

			7,397

	Total municipal bonds (cost $230,649)		$207,495

	Total long-term investments (cost $230,649)		$207,495

SHORT-TERM INVESTMENTS - 5.6%
	Investment Pools and Funds - 5.6%
12,338	State Street Bank Tax Free Money Market Fund		$12,338

	Total short-term investments (cost $12,338)		$12,338

	Total investments (cost $242,987) ▲	100.0%	$219,833
	Other assets and liabilities	—%	(101)

	Total net assets	100.0%	$219,732

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $242,987 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,277
Unrealized Depreciation	(28,431)

Net Unrealized Depreciation	$(23,154)

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

▪	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $2,956, which represents 1.35% of total net assets.

*	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2009 was $2,377.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2006	$980	Amelia Walk Community Development, 5.50%, 05/01/2037	$980
05/2007	$650	Branson Hills, MO, Infrastructure Fac, 5.50%, 04/01/2027	651
07/2004	$1,000	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B, 6.75%, 06/01/2022	1,000
11/2007	$265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	265
05/2007	$1,800	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	1,800
07/2007	$800	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj, 6.00%, 03/01/2046	802
07/2007	$1,000	Louisiana Public Fac Auth, Susla Fac Inc, 5.75%, 07/01/2039 - 144A	1,006
01/2003	$500	McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj, 7.63%, 03/01/2016	496
04/2007	$1,000	Reata, CO, North Metro Dist GO, 5.50%, 12/01/2032 - 144A	1,000
11/2006	$65	Rolling Hills Community Development Dist, 5.45%, 05/01/2037	65
03/2007	$960	Round Lake, IL, Special Tax Rev, 4.70%, 03/01/2033	960
11/2004	$1,000	San Manuel, CA, Entertainment Auth Public Improvement, 4.50%, 12/01/2016 - 144A	1,000
08/2003	$939	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj, 6.88%, 03/01/2033	939
The aggregate value of these securities at April 30, 2009 was $7,206 which represents 3.28% of total net assets.
The accompanying notes are an integral part of these financial statements.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligations
IDA	— Industrial Development Authority Bond
IDR	— Industrial Development Revenue Bond
ISD	— Independent School District
MBIA	— Municipal Bond Insurance Association
PA	— Port Authority
PCR	— Pollution Control Revenue Bond
USD	— United School District
╪ See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$12,338
Investment in securities — Level 2	207,495

Total	$219,833

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $242,987)	$219,833
Cash	—
Receivables:
Fund shares sold	520
Dividends and interest	3,583
Other assets	86

Total assets	224,022

Liabilities:
Payables:
Investment securities purchased	3,864
Fund shares redeemed	123
Investment management fees	18
Dividends	177
Distribution fees	12
Accrued expenses	43
Other liabilities	53

Total liabilities	4,290

Net assets	$219,732

Summary of Net Assets:
Capital stock and paid-in-capital	273,103
Accumulated undistributed net investment income	67
Accumulated net realized loss on investments	(30,284)
Unrealized depreciation of investments	(23,154)

Net assets	$219,732

Shares authorized	19,300,000

Par value	$0.0001

Class A: Net asset value per share/Maximum offering price per share	$8.55/$8.95

Shares outstanding	15,516

Net assets	$132,666

Class B: Net asset value per share	$8.49

Shares outstanding	972

Net assets	$8,252

Class C: Net asset value per share	$8.51

Shares outstanding	3,930

Net assets	$33,436

Class I: Net asset value per share	$8.56

Shares outstanding	690

Net assets	$5,910

Class L: Net asset value per share/Maximum offering price per share	$8.52/$8.92

Shares outstanding	824

Net assets	$7,024

Class Y: Net asset value per share	$8.53

Shares outstanding	3,803

Net assets	$32,444

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$5,561

Total investment income	5,561

Expenses:
Investment management fees	457
Transfer agent fees	45
Distribution fees
Class A	143
Class B	31
Class C	142
Class L	7
Custodian fees	3
Accounting services	13
Registration and filing fees	44
Board of Directors’ fees	2
Audit fees	6
Other expenses	31

Total expenses (before waivers and fees paid indirectly)	924
Expense waivers	(53)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(54)

Total expenses, net	870

Net investment income	4,691

Net Realized Loss on Investments:
Net realized loss on investments in securities	(10,641)

Net Realized Loss on Investments	(10,641)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	8,671

Net Changes in Unrealized Appreciation of Investments	8,671

Net Loss on Investments	(1,970)

Net Increase in Net Assets Resulting from Operations	$2,721

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$4,691	$9,111
Net realized loss on investments	(10,641)	(17,046)
Net unrealized appreciation (depreciation) of investments	8,671	(27,659)

Net increase (decrease) in net assets resulting from operations	2,721	(35,594)

Distributions to Shareholders:
From net investment income
Class A	(3,052)	(6,270)
Class B	(143)	(254)
Class C	(654)	(1,058)
Class I	(136)	(196)
Class L	(160)	(354)
Class Y	(633)	(1,129)

Total distributions	(4,778)	(9,261)

Capital Share Transactions:
Class A	20,551 *	28,033
Class B	3,069 †	(241)
Class C	6,546 ‡	11,034
Class I	1,255	2,133
Class L	1,300 §	(1,058)
Class Y	14,336 **	(3,239)

Net increase from capital share transactions	47,057	36,662

Net increase (decrease) in net assets	45,000	(8,193)
Net Assets:
Beginning of period	174,732	182,925

End of period	$219,732	$174,732

Accumulated undistributed (distribution in excess of) net investment income (loss)	$67	$154

*	Includes merger activity in the amount of $16,877.

†	Includes merger activity in the amount of $2,166.

‡	Includes merger activity in the amount of $3,335.

§	Includes merger activity in the amount of $2,261.

**	Includes merger activity in the amount of $15,883.
The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of six portfolios. Financial statements for The Hartford Tax-Free National Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

The Hartford Tax-Free National Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

f)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $2,377.

g)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

h)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

i)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value

The Hartford Tax-Free National Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended April 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

k)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Tax Exempt Income †	$9,273	$6,250
Long-Term Capital Gains *	—	372

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$330
Accumulated Capital Losses*	$(18,170)
Unrealized Depreciation†	$(27,023)

Total Accumulated Deficit	$(44,863)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes

The Hartford Tax-Free National Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $237 and decrease accumulated net realized loss by $237.

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2015	$887
2016	17,283

Total	$18,170

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over$10 billion	0.42%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class Y
0.85%	1.60%	1.60%	0.60%	0.80%	0.60%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	0.85%	0.85%	0.85%		1.00%	1.00%	1.08%
Class B Shares	1.60	1.60	1.60		1.75	1.75	1.78
Class C Shares	1.60	1.60	1.60		1.75	1.75	1.78
Class I Shares	0.60	0.60	0.60	*
Class L Shares	0.80	0.80	0.86		1.05	1.05	1.08
Class Y Shares	0.60	0.60	0.64		0.89	0.95	0.91

*	From May 31, 2007 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C and L Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $353 and contingent deferred sales charges of $44 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C and L shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

The Hartford Tax-Free National Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $45 for providing such services. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,062
Class B	127
Class C	127
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$101,591
Sales Proceeds Excluding U.S. Government Obligations	46,063
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,733	285	(3,587)	1,993	2,424	8,255	448	(6,223)	—	2,480
Amount	$31,373	$2,397	$(30,096)	$16,877	$20,551	$85,062	$4,507	$(61,536)	$—	$28,033
Class B
Shares	190	14	(97)	258	365	161	21	(208)	—	(26)
Amount	$1,591	$119	$(807)	$2,166	$3,069	$1,637	$207	$(2,085)	$—	$(241)
Class C
Shares	1,177	55	(853)	396	775	1,781	78	(778)	—	1,081
Amount	$9,848	$461	$(7,098)	$3,335	$6,546	$18,098	$777	$(7,841)	$—	$11,034
Class I
Shares	164	14	(30)	—	148	337	17	(134)	—	220
Amount	$1,387	$121	$(253)	$—	$1,255	$3,285	$174	$(1,326)	$—	$2,133
Class L
Shares	29	14	(157)	268	154	7	26	(136)	—	(103)
Amount	$243	$120	$(1,324)	$2,261	$1,300	$71	$265	$(1,394)	$—	$(1,058)
Class Y
Shares	8	53	(246)	1,880	1,695	18	78	(408)	—	(312)
Amount	$73	$447	$(2,067)	$15,883	$14,336	$179	$788	$(4,206)	$—	$(3,239)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	5	$44
For the Year Ended October 31, 2008	8	$86
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

9.	Fund Merger:

Reorganization of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund with and into The Hartford Tax-Free National Fund: At a Special Meeting of Shareholders held on January 13, 2009, the shareholders of each of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund approved a proposed Plan of Reorganization providing for the acquisition of all the assets and liabilities of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund by The Hartford Tax-Free National Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund, the assets were acquired by The Hartford Tax-Free National Fund on February 20, 2009. The Hartford Tax-Free National Fund acquired the assets of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund in exchange for shares in The Hartford Tax-Free National Fund, which were distributed pro rata by The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund to shareholders on February 20, 2009, in complete liquidation of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund.

These mergers were accomplished by tax free exchanges as detailed below:

	Class A	Class B	Class C	Class I	Class L	Class Y	Total
Net assets of The Hartford Tax-Free Minnesota Fund on February 20, 2009	$6,120	$767	$1,212	N/A	$2,261	$15,883	$26,243
Net assets of The Hartford Tax-Free New York Fund on February 20, 2009	$10,757	$1,399	$2,123	N/A	N/A	N/A	$14,279
The Hartford Tax-Free Minnesota Fund shares exchanged	696	87	137	N/A	256	1,804	2,980
The Hartford Tax-Free New York Fund shares exchanged	1,251	163	247	N/A	N/A	N/A	1,661
The Hartford Tax-Free National Fund shares issued	1,993	258	396	N/A	268	1,880	4,795
Net assets of The Hartford Tax-Free National Fund immediately before the merger	$108,155	$5,435	$27,379	$4,878	$5,196	$16,778	$167,821
Net assets of The Hartford Tax-Free National Fund immediately after the merger	$125,032	$7,601	$30,714	$4,878	$7,457	$32,661	$208,343

The Hartford Tax-Free National Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free New York Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 20, 2009.

	Unrealized	Accumulated Net	Capital
Fund	Depreciation	Realized Losses	Stock
The Hartford Tax-Free Minnesota Fund	$(2,504)	$(1,224)	$29,971
The Hartford Tax-Free New York Fund	$(2,298)	$(249)	$16,826
10.	Proposed Reorganization:

At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the “Acquired Fund”) and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

Since the close of business on February 13, 2009, shares of the Acquired Fund are no longer being sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

The Hartford Tax-Free National Fund
Financial Highlights - (Unaudited)

- Selected Per-Share Data - (a)														- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.67	$0.21	$—	$(0.11)	$0.10	$(0.22)	$—	$—	$(0.22)	$(0.12)	$8.55	1.23	%(e)	$132,666	0.91	%(f)	0.85	%(f)	0.85	%(f)	5.18	%(f)	29%
B	8.61	0.18	—	(0.11)	0.07	(0.19)	—	—	(0.19)	(0.12)	8.49	0.86	(e)	8,252	1.73	(f)	1.60	(f)	1.60	(f)	4.36	(f)	—
C	8.63	0.18	—	(0.11)	0.07	(0.19)	—	—	(0.19)	(0.12)	8.51	0.86	(e)	33,436	1.67	(f)	1.60	(f)	1.60	(f)	4.46	(f)	—
I	8.69	0.23	—	(0.13)	0.10	(0.23)	—	—	(0.23)	(0.13)	8.56	1.24	(e)	5,910	0.69	(f)	0.60	(f)	0.60	(f)	5.49	(f)	—
L	8.64	0.27	—	(0.17)	0.10	(0.22)	—	—	(0.22)	(0.12)	8.52	1.26	(e)	7,024	0.86	(f)	0.80	(f)	0.80	(f)	6.62	(f)	—
Y	8.65	0.22	—	(0.11)	0.11	(0.23)	—	—	(0.23)	(0.12)	8.53	1.36	(e)	32,444	0.61	(f)	0.60	(f)	0.60	(f)	5.43	(f)	—
For the Year Ended October 31, 2008 (g)
A	10.88	0.48	—	(2.21)	(1.73)	(0.48)	—	—	(0.48)	(2.21)	8.67	(16.40)		113,542	0.94		0.85		0.85		4.63		77
B	10.80	0.39	—	(2.17)	(1.78)	(0.41)	—	—	(0.41)	(2.19)	8.61	(16.97)		5,223	1.75		1.60		1.60		3.87		—
C	10.83	0.39	—	(2.18)	(1.79)	(0.41)	—	—	(0.41)	(2.20)	8.63	(17.02)		27,234	1.70		1.60		1.60		3.89		—
I	10.90	0.48	—	(2.18)	(1.70)	(0.51)	—	—	(0.51)	(2.21)	8.69	(16.16)		4,705	0.66		0.60		0.60		4.89		—
L	10.85	0.48	—	(2.20)	(1.72)	(0.49)	—	—	(0.49)	(2.21)	8.64	(16.41)		5,790	0.90		0.80		0.80		4.67		—
Y	10.86	0.50	—	(2.20)	(1.70)	(0.51)	—	—	(0.51)	(2.21)	8.65	(16.22)		18,238	0.65		0.60		0.60		4.87		—
For the Year Ended October 31, 2007
A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88	0.30		115,459	1.15		0.85		0.85		4.20		43
B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80	(0.45)		6,839	1.95		1.60		1.60		3.43		—
C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83	(0.45)		22,467	1.90		1.60		1.60		3.45		—
I(h)	11.17	0.21	—	(0.27)	(0.06)	(0.21)	—	—	(0.21)	(0.27)	10.90	(0.54	) (e)	3,505	0.87	(f)	0.60	(f)	0.60	(f)	4.81	(f)	—
L(i)	11.31	0.48	—	(0.45)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.85	0.28		8,380	1.10		0.86		0.86		4.31		—
Y(i)	11.32	0.51	—	(0.46)	0.05	(0.48)	(0.03)	—	(0.51)	(0.46)	10.86	0.48		26,275	0.85		0.65		0.65		4.78		—
For the Year Ended October 31, 2006
A	11.13	0.45	—	0.29	0.74	(0.45)	(0.08)	—	(0.53)	0.21	11.34	6.82		71,876	1.22		1.00		1.00		4.06		14
B	11.06	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.26	5.97		6,746	2.00		1.75		1.75		3.31		—
C	11.09	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.29	5.95		12,889	1.97		1.75		1.75		3.31		—
L	11.10	0.44	—	0.29	0.73	(0.44)	(0.08)	—	(0.52)	0.21	11.31	6.77		7,606	1.14		1.05		1.05		4.01		—
Y	11.11	0.46	—	0.29	0.75	(0.46)	(0.08)	—	(0.54)	0.21	11.32	6.91		11	0.91		0.89		0.89		4.17		—
For the Year Ended October 31, 2005 (g)
A	11.22	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.13	3.10		46,163	1.26		1.00		1.00		3.88		22
B	11.15	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.06	2.36		6,889	2.03		1.75		1.75		3.13		—
C	11.18	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.09	2.35		8,496	1.99		1.75		1.75		3.13		—
L	11.19	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.10	3.06		7,958	1.16		1.05		1.05		3.83		—
Y	11.20	0.45	—	(0.10)	0.35	(0.44)	—	—	(0.44)	(0.09)	11.11	3.20		10	0.95		0.95		0.95		4.04		—
For the Year Ended October 31, 2004
A	11.07	0.45	—	0.32	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.22	7.10		35,210	1.30		1.08		1.08		4.04		18
B	11.00	0.37	—	0.32	0.69	(0.37)	(0.17)	—	(0.54)	0.15	11.15	6.39		6,236	2.01		1.78		1.78		3.32		—
C	11.02	0.37	—	0.33	0.70	(0.37)	(0.17)	—	(0.54)	0.16	11.18	6.47		8,357	1.98		1.78		1.78		3.33		—
L	11.04	0.44	—	0.33	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.19	7.12		7,687	1.15		1.08		1.08		4.02		—
Y	11.06	0.47	—	0.32	0.79	(0.48)	(0.17)	—	(0.65)	0.14	11.20	7.36		1	0.91		0.91		0.91		4.23		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Commenced operations on May 31, 2007.

(i)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007.

The Hartford Tax-Free National Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*    On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*    Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

The Hartford Tax-Free National Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Tax-Free National Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,012.31	$4.24	$1,000.00	$1,020.57	$4.25	0.85%	181	365
Class B	$1,000.00	$1,008.64	$7.96	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class C	$1,000.00	$1,008.62	$7.96	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$1,012.37	$2.99	$1,000.00	$1,021.81	$3.00	0.60	181	365
Class L	$1,000.00	$1,012.62	$3.99	$1,000.00	$1,020.82	$4.00	0.80	181	365
Class Y	$1,000.00	$1,013.61	$2.99	$1,000.00	$1,021.81	$3.00	0.60	181	365

The Hartford Tax-Free National Fund
Shareholder Meeting Results (Unaudited)
The following proposals were addressed and approved during the period.
1.	Proposal to approve a Plan of Reorganization for the acquisition of all of the assets and liabilities of The Hartford Tax-Free New York Fund (“Tax-Free New York Fund”) by The Hartford Tax-Free National Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Tax-Free New York Fund.

Fund Name	For	Against	Abstain
The Hartford Tax-Free New York Fund	1,253,726.345	150,430.149	54,689.355
2.	Proposal to approve a Plan of Reorganization for the acquisition of all of the assets and liabilities of The Hartford Tax-Free Minnesota Fund (“Tax-Free Minnesota Fund”) by The Hartford Tax-Free National Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Tax-Free Minnesota Fund

Fund Name	For	Against	Abstain
The Hartford Tax-Free Minnesota Fund	1,550,518.675	291,788.184	193,973.153

The Hartford U.S. Government Securities Fund

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.
Average Annual Total Returns(1,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

U.S. Govt Sec A#	2/28/73	2.46%	3.06%	4.42%	7.15%
U.S. Govt Sec A##	2/28/73	-2.15%	2.11%	3.94%	7.01%
U.S. Govt Sec B#	11/14/94	1.86%	2.33%	NA *	NA *
U.S. Govt Sec B##	11/14/94	-3.08%	1.99%	NA *	NA *
U.S. Govt Sec C#	11/14/94	1.82%	2.30%	3.59%	4.63%
U.S. Govt Sec C##	11/14/94	0.84%	2.30%	3.59%	4.63%
U.S. Govt Sec L#	11/14/94	2.61%	3.17%	4.42%	5.45%
U.S. Govt Sec L##	11/14/94	-2.01%	2.22%	3.95%	5.12%
U.S. Govt Sec Y#	2/19/02	2.95%	3.40%	NA	3.90%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes E, M and N are no longer offered.)

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
John Hendricks	Russell M. Regenauer, CFA	Timothy Wilhide*
Senior Vice President	Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford U.S. Government Securities Fund returned 3.37%, before sales charge, for the six-month period ended April 30, 2009, versus its benchmark, the Barclays Capital U.S. Government Index, which returned 5.85%, and the 6.63% average return of the Lipper General U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s primary objective is to seek to provide current income while maintaining preservation of capital consistent with prudent investment risk. As such, the Fund has allocations to nongovernment (“spread”) sectors such as residential (RMBS) and commercial mortgage-backed securities (CMBS), which are not represented in the benchmark. Over the course of the reporting period, these sectors continued to be volatile, putting in new lows at the end of 2008, before recovering slightly in 2009. While the Fund did reduce its exposure to CMBS during the period, the sector remained a minor detractor to performance. Allocations to residential asset backed securities (ABS) remained the

2

predominant contributor to underperformance relative to the benchmark (i.e. performance of the Fund as measured against the benchmark) as pricing continued to deteriorate in this sector.
Government Sponsored Enterprises (Fannie Mae and Freddie Mac) debentures and pass-through RMBS added to performance as The Federal Reserve Bank aggressively purchased these securities in an effort to increase the amount of housing credit available to homeowners. The Fund’s yield curve positioning was additive to relative performance, while duration (a measure of interest-rate sensitivity) detracted from it. The Fund recently reduced its exposure to yield curve steepening (i.e. short and long term interest rates farther apart), as the recent steepening has approached our original target levels.
What is the outlook?
We will maintain the Fund’s investments in the aforementioned spread sectors, as we believe that fundamental value of these securities is above their current market valuations and that over the course of 2009, pricing volatility will begin to drop. In addition, a majority of the spread holdings are guaranteed by the U.S. Government or its Agencies. As of the end of the period, 98% of the Fund’s assets were in securities rated AAA and/or issued by the U.S. Government. The Government thus far has been successful in adding liquidity, and bringing down volatility in several markets. We believe they will continue to explore ways to increase credit availability across the capital markets. We will continue to closely monitor the market, seeking opportunities to benefit from changes in interest rates and the shape of the yield curve.
*Effective June 1, 2009, Timothy Wilhide will no longer serve as portfolio manager of the Fund.
Distribution by Credit Quality
as of April 30, 2009

Percentage of
Long Term
Rating	Holdings
AAA	98.9%
A	0.6
BBB	0.1
BB	0.2
CCC	0.1
Not Rated	0.1

Total	100.0%

Distribution by Security Type
as of April 30, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	2.1%
Call Options Purchased	0.0
Put Options Purchased	0.1
U.S. Government Agencies	52.7
U.S. Government Securities	36.3
Short-Term Investments	8.3
Other Assets and Liabilities	0.5

Total	100.0%

3

The Hartford U.S. Government Securities Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.1%
	Finance - 2.1%
	Bayview Commercial Asset Trust
$12,044	7.00%, 07/25/2037⌂►	$662
6,612	7.50%, 09/25/2037⌂►	589
	Bayview Financial Acquisition Trust
2,100	2.09%, 05/28/2037⌂Δ	107
	CBA Commercial Small Balance Commercial Mortgage
370	6.09%, 07/25/2039⌂Δ	196
390	6.50%, 07/25/2039⌂Δ	143
8,235	7.25%, 07/25/2039⌂►	700
	Countrywide Asset-Backed Certificates
1,946	5.76%, 06/25/2035	367
1,928	5.80%, 07/25/2034	627
	Lehman XS Trust
1,662	6.50%, 05/25/2037⌂Δ	876
	Nationstar Home Equity Loan Trust
33	9.97%, 03/25/2037⌂Δ	1
	North Street Referenced Linked Notes
500	2.09%, 04/28/2011⌂†Δ	234
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037⌂	50
	Renaissance Home Equity Loan Trust
1,430	7.00%, 09/25/2037⌂	93
1,080	7.50%, 04/25/2037 - 06/25/2037⌂	40
	Spirit Master Funding LLC
1,883	5.76%, 03/20/2024⌂	659
	Wamu Commercial Mortgage Securities Trust
3,000	6.31%, 03/23/2045⌂Δ	750

		6,094

	Total asset & commercial mortgage backed securities (cost $20,063)	$6,094

U.S. GOVERNMENT AGENCIES - 52.7%
	Federal Home Loan Mortgage Corporation - 10.4%
$12,500	3.80%, 03/09/2016	$12,679
16,831	6.00%, 03/01/2032 - 04/01/2037	17,389
46	7.00%, 09/01/2029 - 05/01/2031	50
67	9.00%, 09/01/2022	75
33	11.50%, 09/01/2015 - 01/01/2019	34
3	11.75%, 06/01/2011	3

		30,230

	Federal National Mortgage Association - 33.0%
15,000	4.14%, 02/04/2015	15,311
7,360	5.49%, 03/01/2036Δ	7,663
12,773	5.50%, 08/01/2015 - 02/01/2037	13,228
3,810	5.96%, 01/01/2037Δ	3,955
2,906	6.00%, 06/01/2016 - 04/18/2036	3,023
10,500	6.25%, 05/15/2029	12,628
37,167	6.50%, 01/18/2012 - 03/01/2038	39,393
17	7.50%, 01/01/2030	19
13	8.00%, 01/01/2025	15
45	8.50%, 01/01/2022	49
8	9.75%, 07/01/2020	8
34	10.00%, 01/01/2020	37
22	10.50%, 02/01/2012 - 12/01/2018	23
75	11.00%, 09/01/2015 - 08/01/2020	81
1	11.25%, 04/01/2013	2
3	11.50%, 07/01/2015	3
11	12.00%, 09/01/2014	13
27	12.50%, 10/01/2015	30

		95,481

	Government National Mortgage Association - 1.4%
283	6.00%, 03/20/2034	296
3,191	6.50%, 05/16/2031 - 05/15/2032	3,413
23	7.00%, 06/20/2030 - 08/20/2030	25
71	8.00%, 10/15/2022	77
260	9.50%, 09/15/2016 - 11/15/2019	284
8	11.00%, 12/20/2015 - 12/20/2018	9

		4,104

	Other Government Agencies - 7.9%
	Small Business Administration Participation Certificates:
$739	4.66%, 03/01/2029	758
1,000	4.76%, 02/01/2029	1,031
900	5.35%, 02/01/2026	950
3,524	5.57%, 10/01/2027	3,752
1,970	5.66%, 07/01/2022	2,079
1,559	5.70%, 08/01/2026	1,668
862	5.78%, 12/01/2021	910
2,981	5.82%, 06/01/2026	3,180
2,104	5.98%, 02/01/2022	2,232
1,996	6.07%, 07/01/2026	2,143
2,028	6.14%, 01/01/2022	2,158
2,100	6.22%, 12/01/2028	2,220

		23,081

	Total U.S. government agencies (cost $147,155)	$152,896

U.S. GOVERNMENT SECURITIES - 36.3%
	U.S. Treasury Notes - 36.3%
$45,000	1.13%, 01/15/2012	$44,831
18,175	1.38%, 02/15/2012 - 2012	18,215
19,850	1.75%, 03/31/2014	19,627
11,000	2.75%, 02/28/2013	11,463
8,590	3.75%, 11/15/2018	9,031
1,729	4.50%, 05/15/2017	1,930

		105,097

	Total U.S. government securities (cost $105,592)	$105,097

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Long Call Future Option Contract - 0.0%
	10 Year U.S. Treasury Note,
—	Expiration: May, 2009, Exercise Price: $130.00Θ	$7

	Total call options purchased (cost $144)	$7

The accompanying notes are an integral part of these financial statements.

4

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Long Put Future Option Contract - 0.0%
	10 Year U.S. Treasury Note
—	Expiration: May, 2009, Exercise Price: $117.00	$27
	U.S. Bond Future
—	Expiration: May, 2009, Exercise Price: $113.00 Ø	25

		52

	Long Put Index Option Contract - 0.1%
	5 Year U.S. Treasury Note
—	Expiration: June, 2009, Exercise Price: $116.00 Ø	172

	Total put options purchased (cost $571)	$224

	Total long-term investments (cost $273,525)	$264,318

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 8.3%
	Investment Pools and Funds - 5.9%
8,496	JP Morgan U.S. Government Money Market Fund		$8,496
—	State Street Bank U.S. Government Money Market Fund		—
8,504	Wells Fargo Advantage Government Money Market Fund		8,504

			17,000

	Repurchase Agreements - 1.7%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2009 in the amount of $3,896, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $3,970)
$3,896	0.15%, 04/30/2009		3,896
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,090, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,114)
1,090	0.13%, 04/30/2009		1,090

			4,986

	U.S. Treasury Bills - 0.7%
$2,000	0.18%, 07/16/2009 □○ØΘ		$2,000

	Total short-term investments (cost $23,985)		$23,986

	Total investments (cost $297,510)▲	99.5%	$288,304
	Other assets and liabilities	0.5%	1,530

	Total net assets	100.0%	$289,834

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
▲	At April 30, 2009, the cost of securities for federal income tax purposes was $297,624 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,346
Unrealized Depreciation	(15,666)

Net Unrealized Depreciation	$(9,320)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $234, which represents 0.08% of total net assets.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2009.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2009.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2009.
Futures Contracts Outstanding at April 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
5 Year U.S. Treasury Note	433	Long	Jun 2009	$(92)
10 Year U.S. Treasury Note	792	Long	Jun 2009	(1,259)
U.S. Long Bond	219	Short	Jun 2009	469

				$(882)

*	The number of contracts does not omit 000’s.
Θ	At April 30, 2009, these securities were designated to cover open call options written as follows:

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value ╪	Received
10 Year U.S. Treasury Note	471	$131.50	May 2009	$7	$10

*	The number of contracts does not omit 000’s.
The accompanying notes are an integral part of these financial statements.

5

The Hartford U.S. Government Securities Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Ø	At April 30, 2009, securities valued at $62,424 were designated to cover open put options written as follows:

				Market
	Number of	Exercise	Exercise	Value	Premiums
Issuer	Contracts*	Price	Date	╪	Received
5 Year U.S. Treasury Note	216	$115.00	Jun 2009	$103	$77
U.S. Bond Future	324	$116.00	May 2009	$76	$504

				$179	$581

*	The number of contracts does not omit 000’s.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

05/2007 - 02/2009	$12,044	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 — 144A	$1,691
08/2007	$6,612	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 — 144A	920
04/2007	$2,100	Bayview Financial Acquisition Trust, 2.09%, 05/28/2037	2,100
05/2007	$370	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 — 144A	370
05/2007	$390	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 — 144A	390
05/2007	$8,235	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 — 144A	677
10/2007	$1,662	Lehman XS Trust, 6.50%, 05/25/2037	1,647
04/2007	$33	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 — 144A	33
11/2006	$500	North Street Referenced Linked Notes, 2.09%, 04/28/2011 — 144A	472
03/2007	$1,000	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	879
08/2007	$1,430	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	1,155
03/2007	$1,080	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	984
03/2006	$1,883	Spirit Master Funding LLC, 5.76%, 03/20/2024 — 144A	1,882
06/2007	$3,000	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 — 144A	2,989
The aggregate value of these securities at April 30, 2009 was $5,100 which represents 1.76% of total net assets.
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$21,233
Investment in securities — Level 2	261,890
Investment in securities — Level 3	5,181

Total	$288,304

Other financial instruments — Level 1 *	$900

Total	$900

Liabilities:
Other financial instruments — Level 1 *	$1,377

Total	$1,377

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$9,112
Net realized loss	(116)
Change in unrealized depreciation ♦	(3,629)
Net sales	(141)
Transfers in and /or out of Level 3	(45)

Balance as of April 30, 2009	$5,181

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(3,642)

The accompanying notes are an integral part of these financial statements.

6

The Hartford U.S. Government Securities Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $297,510)	$288,304
Receivables:
Investment securities sold	1
Fund shares sold	706
Dividends and interest	1,861
Variation margin	30
Other assets	95

Total assets	290,997

Liabilities:
Payables:
Fund shares redeemed	630
Investment management fees	26
Dividends	103
Distribution fees	18
Variation margin	158
Accrued expenses	42
Written options	186

Total liabilities	1,163

Net assets	$289,834

Summary of Net Assets:
Capital stock and paid-in-capital	313,508
Accumulated undistributed net investment income	104
Accumulated net realized loss on investments and foreign currency transactions	(14,094)
Unrealized depreciation of investments	(9,684)

Net assets	$289,834

Shares authorized	19,250,000

Par value	$0.0001

Class A: Net asset value per share/Maximum offering price per share	$8.93/$9.35

Shares outstanding	13,901

Net assets	$124,190

Class B: Net asset value per share	$8.89

Shares outstanding	2,583

Net assets	$22,953

Class C: Net asset value per share	$8.89

Shares outstanding	5,477

Net assets	$48,681

Class L: Net asset value per share/Maximum offering price per share	$8.92/$9.34

Shares outstanding	3,061

Net assets	$27,314

Class Y: Net asset value per share	$8.95

Shares outstanding	7,454

Net assets	$66,696

The accompanying notes are an integral part of these financial statements.

7

The Hartford U.S. Government Securities Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$5,689
Securities lending	82

Total investment income	5,771

Expenses:
Investment management fees	780
Transfer agent fees	166
Distribution fees
Class A	149
Class B	109
Class C	232
Class L	35
Custodian fees	2
Accounting services	23
Registration and filing fees	44
Board of Directors’ fees	4
Audit fees	4
Other expenses	32

Total expenses (before waivers and fees paid indirectly)	1,580
Expense waivers	(52)
Transfer agent fee waivers	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(53)

Total expenses, net	1,527

Net investment income	4,244

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(873)
Net realized gain on futures and written options	3,445 *
Net realized loss on foreign currency transactions	(11)

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,561

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	3,115
Net unrealized depreciation of futures and written options	(744)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	2,371

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,932

Net Increase in Net Assets Resulting from Operations	$9,176

*	Realized losses on written options were $677.
The accompanying notes are an integral part of these financial statements.

8

The Hartford U.S. Government Securities Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$4,244	$9,495
Net realized gain on investments, other financial instruments and foreign currency transactions	2,561	3,336
Net unrealized appreciation (depreciation) of investments and other financial instruments	2,371	(11,609)

Net increase in net assets resulting from operations	9,176	1,222

Distributions to Shareholders:
From net investment income
Class A	(1,833)	(3,002)
Class B	(255)	(578)
Class C	(541)	(866)
Class L	(448)	(1,387)
Class Y	(1,183)	(3,692)

Total distributions	(4,260)	(9,525)

Capital Share Transactions:
Class A	21,765	49,246
Class B	3,508	5,850
Class C	6,250	28,453
Class L	(732)	(3,261)
Class Y	(3,738)	(7,446)

Net increase from capital share transactions	27,053	72,842

Net increase in net assets	31,969	64,539
Net Assets:
Beginning of period	257,865	193,326

End of period	$289,834	$257,865

Accumulated undistributed net investment income	$104	$120

The accompanying notes are an integral part of these financial statements.

9

The Hartford U.S. Government Securities Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of six portfolios. Financial statements for The Hartford U.S. Government Securities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class L shares are sold with a sales charge of up to 4.75%. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

11

The Hartford U.S. Government Securities Fund

Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

f)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

12

h)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

i)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2009, the Fund had no outstanding when-issued or forward commitments.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value

13

The Hartford U.S. Government Securities Fund

Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

n)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods

14

beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2009.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Fund during the six-month period ended April 30, 2009, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2009
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	5,902	2,834
Expired	—	—
Closed	(5,431)	(2,824)
Exercised	—	—

End of Period	471	$10

15

The Hartford U.S. Government Securities Fund

Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	5,056	4,805
Expired	(714)	(148)
Closed	(3,802)	(4,076)
Exercised	—	—

End of Period	540	$581

*	The number of contracts does not omit 000’s.
4.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$9,551	$9,082
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$249
Accumulated Capital Losses*	$(16,276)
Unrealized Depreciation†	$(12,435)

Total Accumulated Deficit	$(28,462)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $121 and decrease accumulated net realized loss by $121.

16

d)	Capital Loss Carryforward — At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2009	$2,418
2011	672
2012	3,591
2013	2,517
2014	6,198
2015	880

Total	$16,276

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31,
2006 — 2008) and has determined there is no impact to the Fund’s financial statements.
5.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month

17

The Hartford U.S. Government Securities Fund

Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
period ended April 30, 2009, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class L	Class Y
1.00%	1.75%	1.75%	1.00%	0.75%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2009	2008	2007	2006	2005	2004
Class A Shares	1.00%	1.00%	1.00%	1.15%	1.15%	1.20%
Class B Shares	1.74	1.68	1.71	1.90	1.90	1.90
Class C Shares	1.75	1.75	1.75	1.90	1.90	1.90
Class L Shares	0.86	0.87	0.91	1.08	1.08	1.04
Class Y Shares	0.63	0.64	0.68	0.83	0.86	0.83
e)	Distribution and Service Plan for Class A, B, C and L Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $399 and contingent deferred sales charges of $63 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C and L shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized
12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $20. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $161 for providing such services. These fees are accrued daily and paid monthly.
6.	Investment Transactions:

For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,907
Sales Proceeds Excluding U.S. Government Obligations	67,871
Cost of Purchases for U.S. Government Obligations	103,109
Sales Proceeds for U.S. Government Obligations	17,890
7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	6,132	182	(3,888)	—	2,426	9,734	299	(4,562)	—	5,471
Amount	$55,089	$1,638	$(34,962)	$—	$21,765	$87,636	$2,693	$(41,083)	$—	$49,246
Class B
Shares	962	24	(592)	—	394	1,225	56	(626)	—	655
Amount	$8,587	$220	$(5,299)	$—	$3,508	$10,962	$505	$(5,617)	$—	$5,850
Class C
Shares	2,831	41	(2,168)	—	704	5,120	65	(2,018)	—	3,167
Amount	$25,290	$371	$(19,411)	$—	$6,250	$45,965	$583	$(18,095)	$—	$28,453
Class L
Shares	62	41	(185)	—	(82)	48	127	(531)	—	(356)
Amount	$561	$371	$(1,664)	$—	$(732)	$430	$1,151	$(4,842)	$—	$(3,261)
Class Y
Shares	59	101	(574)	—	(414)	109	313	(1,245)	—	(823)
Amount	$530	$909	$(5,177)	$—	$(3,738)	$984	$2,838	$(11,268)	$—	$(7,446)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	60	$541
For the Year Ended October 31, 2008	103	$927
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

19

The Hartford U.S. Government Securities Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)											- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
															Before		After		After
				Net											Waivers		Waivers		Waivers
				Realized											and		and		and		Ratio of
				and Un-			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Net
		Net	Pay-	realized		Dividends	utions			Increase	Net				ments and		ments and		ments and		Invest-		Port-
	Net Asset	Invest-	ments	Gain		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	(Loss) on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ments	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000's)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited)
A	$8.77	$0.13	$—	$0.17	$0.30	$(0.14)	$—	$—	$(0.14)	$0.16	$8.93	3.37	%(e)	$124,190	1.04	%(f)	1.00	%(f)	1.00	%(f)	3.06	%(f)	34%
B	8.72	0.10	—	0.17	0.27	(0.10)	—	—	(0.10)	0.17	8.89	3.12	(e)	22,953	1.93	(f)	1.74	(f)	1.74	(f)	2.32	(f)	—
C	8.72	0.10	—	0.17	0.27	(0.10)	—	—	(0.10)	0.17	8.89	3.12	(e)	48,681	1.76	(f)	1.75	(f)	1.75	(f)	2.32	(f)	—
L	8.75	0.14	—	0.17	0.31	(0.14)	—	—	(0.14)	0.17	8.92	3.57	(e)	27,314	0.88	(f)	0.86	(f)	0.86	(f)	3.21	(f)	—
Y	8.78	0.15	—	0.17	0.32	(0.15)	—	—	(0.15)	0.17	8.95	3.68	(e)	66,696	0.63	(f)	0.63	(f)	0.63	(f)	3.44	(f)	—
For the Year Ended October 31, 2008 (g)
A	9.06	0.40	—	(0.28)	0.12	(0.41)	—	—	(0.41)	(0.29)	8.77	1.31		100,574	1.09		1.00		1.00		4.50		36
B	9.02	0.34	—	(0.29)	0.05	(0.35)	—	—	(0.35)	(0.30)	8.72	0.55		19,084	2.01		1.68		1.68		3.84		—
C	9.02	0.33	—	(0.28)	0.05	(0.35)	—	—	(0.35)	(0.30)	8.72	0.45		41,624	1.77		1.75		1.75		3.73		—
L	9.05	0.42	—	(0.29)	0.12	(0.42)	—	—	(0.42)	(0.30)	8.75	1.33		27,512	0.89		0.87		0.87		4.67		—
Y	9.08	0.44	—	(0.29)	0.15	(0.45)	—	—	(0.45)	(0.30)	8.78	1.56		69,071	0.64		0.64		0.64		4.91		—
For the Year Ended October 31, 2007
A	9.23	0.44	—	(0.17)	0.27	(0.44)	—	—	(0.44)	(0.17)	9.06	3.00		54,414	1.20		1.00		1.00		4.85		68
B	9.18	0.38	—	(0.17)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.38		13,837	2.07		1.71		1.71		4.14		—
C	9.18	0.37	—	(0.16)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.35		14,488	1.87		1.75		1.75		4.10		—
L(h)	9.22	0.46	—	(0.18)	0.28	(0.45)	—	—	(0.45)	(0.17)	9.05	3.08		31,681	0.93		0.91		0.91		5.02		—
Y(h)	9.20	0.46	—	(0.13)	0.33	(0.45)	—	—	(0.45)	(0.12)	9.08	3.72		78,906	0.68		0.68		0.68		5.65		—
For the Year Ended October 31, 2006 (g)
A	9.32	0.42	—	(0.08)	0.34	(0.43)	—	—	(0.43)	(0.09)	9.23	3.77		45,851	1.39		1.15		1.15		4.60		158
B	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		17,011	2.20		1.91		1.91		3.84		—
C	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		9,698	2.08		1.90		1.90		3.86		—
L	9.31	0.43	—	(0.08)	0.35	(0.44)	—	—	(0.44)	(0.09)	9.22	3.86		30,712	1.08		1.08		1.08		4.67		—
Y	9.32	0.41	—	(0.07)	0.34	(0.46)	—	—	(0.46)	(0.12)	9.20	3.75		101	0.85		0.83		0.83		4.86		—
For the Year Ended October 31, 2005
A	9.65	0.40	—	(0.32)	0.08	(0.41)	—	—	(0.41)	(0.33)	9.32	0.79		47,252	1.38		1.15		1.15		4.17		108
B	9.62	0.32	—	(0.34)	(0.02)	(0.33)	—	—	(0.33)	(0.35)	9.27	(0.17)		21,268	2.17		1.90		1.90		3.41		—
C	9.61	0.32	—	(0.33)	(0.01)	(0.33)	—	—	(0.33)	(0.34)	9.27	(0.07)		9,631	2.05		1.90		1.90		3.41		—
L	9.65	0.41	—	(0.34)	0.07	(0.41)	—	—	(0.41)	(0.34)	9.31	0.77		34,880	1.08		1.08		1.08		4.24		—
Y	9.66	0.41	—	(0.31)	0.10	(0.44)	—	—	(0.44)	(0.34)	9.32	1.04		9,244	0.86		0.86		0.86		4.52		—
For the Year Ended October 31, 2004
A	9.67	0.40	—	(0.01)	0.39	(0.41)	—	—	(0.41)	(0.02)	9.65	4.08		53,401	1.38		1.20		1.20		4.09		110
B	9.64	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.62	3.37		26,218	2.11		1.90		1.90		3.39		—
C	9.63	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.61	3.37		13,926	2.00		1.90		1.90		3.38		—
L	9.67	0.41	—	(0.01)	0.40	(0.42)	—	—	(0.42)	(0.02)	9.65	4.24		38,613	1.04		1.04		1.04		4.26		—
Y	9.68	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.66	4.48		1	0.83		0.83		0.83		4.51		—

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Per share amounts have been calculated using average shares outstanding method.

(h)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007.

20

The Hartford U.S. Government Securities Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford U.S. Government Securities Fund

Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling
888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford U.S. Government Securities Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,033.69	$5.04	$1,000.00	$1,019.83	$5.00	1.00%	181	365
Class B	$1,000.00	$1,031.21	$8.76	$1,000.00	$1,016.16	$8.69	1.74	181	365
Class C	$1,000.00	$1,031.20	$8.81	$1,000.00	$1,016.11	$8.74	1.75	181	365
Class L	$1,000.00	$1,035.70	$4.34	$1,000.00	$1,020.52	$4.30	0.86	181	365
Class Y	$1,000.00	$1,036.75	$3.18	$1,000.00	$1,021.67	$3.15	0.63	181	365

24

The Hartford Value Opportunities Fund

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 4/30/99 - 4/30/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(1,3,4) (as of 4/30/09)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Value Opp A#	1/02/96	-33.70%	-3.56%	0.13%	4.41%
Value Opp A##	1/02/96	-37.34%	-4.64%	-0.44%	3.97%
Value Opp B#	1/02/96	-33.96%	-4.17%	NA *	NA *
Value Opp B##	1/02/96	-37.21%	-4.45%	NA *	NA *
Value Opp C#	1/02/96	-34.25%	-4.27%	-0.62%	3.64%
Value Opp C##	1/02/96	-34.91%	-4.27%	-0.62%	3.64%
Value Opp I#	2/19/02	-33.65%	-3.45%	NA	-0.63%
Value Opp L#	1/02/96	-33.66%	-3.44%	0.18%	4.45%
Value Opp L##	1/02/96	-36.81%	-4.38%	-0.30%	4.07%
Value Opp R3#	2/19/02	-33.95%	-3.58%	NA	-0.87%
Value Opp R4#	2/19/02	-33.75%	-3.43%	NA	-0.76%
Value Opp R5#	2/19/02	-33.55%	-3.30%	NA	-0.67%
Value Opp Y#	2/19/02	-33.57%	-3.21%	NA	-0.61%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2009, which excludes investment transactions as of this date.

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Opportunities Fund returned 1.23%, before sales charge, for the six-month period ended April 30, 2009, versus the returns of -13.21% for the Russell 3000 Value Index and -13.27% for the Russell 1000 Value Index. The Fund outperformed the -6.75% return of the average fund in the Lipper Multi Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Sharp increases in unemployment and uncertainty over the stimulus package got 2009 off to a weak start. However, recent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Federal Reserve in the capital markets led to increased investor risk appetite during March and April, despite continuing softness in demand for durable goods and a collapse in

2

global trade. While volatility in the equity market remains high, as measured by the VIX Index, it has retraced about half of the spike upward from mid-year 2008 to the peak levels seen in October and November. This suggests that while investors remain cautious, some semblance of order may be replacing the atmosphere of complete uncertainty which prevailed last year.
In this environment, mid cap stocks (-0.2%) outperformed small (-8.4%) and large cap stocks (-8.5%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth (-1.7%) significantly outperformed Value (-13.2%), as measured by the Russell 3000 Growth and Russell 3000 Value indexes, respectively. Within the Russell 3000 Value Index, Information Technology, Consumer Discretionary and Telecommunication Services were the only three sectors that posted positive returns while Financials and Industrials lagged the most.
Favorable stock selection in nine of the ten broad economic sectors was the primary driver of the Fund’s outperformance versus the benchmark. Security selection was most favorable in Financials, Energy and Health Care. Sector allocation also contributed positively to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance, in particular the overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials.
The largest contributors to relative performance were Schering-Plough (Health Care), Marine Harvest (Consumer Staples) and Newfield Exploration (Energy). Shares of global health care company Schering-Plough rose following Merck’s announcement that they would acquire Schering-Plough through a combination of cash and stock. We trimmed our position into strength both before and after the deal’s announcement. Salmon farming company Marine Harvest’s shares moved significantly higher as the global supply-demand balance tightened and fish prices increased. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved with rising product prices. Oil and gas producer Newfield Exploration rallied as investors became more convinced that the oversupply situation in the natural gas industry would start to self-correct in the next few quarters. In addition, the company’s new CEO has done a better job of focusing attention on the value of the company’s reserve base. A notable contributor to absolute (i.e. total return) returns was Goldman Sachs, a leading U.S. investment bank.
The largest detractors from relative performance included U.S. Airways (Industrials), Bank of America (Financials) and Impax Labs (Health Care). Shares of U.S. Airways fell as demand for air travel declined even faster than aggressive industry capacity cuts and a decline in high-fare business travel also affected revenue-per-seat metrics. Shares of Bank of America, a diversified financial services company, declined due to weakness in their consumer-oriented loan portfolio and their high-priced acquisition of broker-dealer Merrill Lynch. In addition, Wall Street reacted negatively to the company’s attempt to raise $10 billion in capital signaling concerns over the company’s balance sheet strength. Impax Labs’ stock declined following its re-listing on the Nasdaq, after an extended period of being un-tradable, while the company worked out new accounting standards with the SEC for certain licensing arrangements. Given the large decline in the equity market during the period, there was initial selling pressure, though the stock bounced off its initial lows.
What is the outlook?
The market upturn at the end of the period has unfortunately not yet wiped the slate of market worries clean. While investors may have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to fret over government involvement in private enterprise, and the troubling trends in unemployment and corporate profits. We continue to position the Fund in companies which we believe have the financial strength to see the other side of the downturn, while still offering the “coiled spring” upside to a better economic environment.
Against this backdrop, at the end of the period, the Fund was most overweight Information Technology and most underweight Telecommunication Services, relative to the benchmark.
Diversification by Industry
as of April 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	1.6%
Capital Goods	7.0
Diversified Financials	9.9
Energy	17.1
Food & Staples Retailing	2.1
Food, Beverage & Tobacco	5.8
Health Care Equipment & Services	5.6
Insurance	10.5
Materials	3.4
Media	4.8
Pharmaceuticals, Biotechnology & Life Sciences	5.8
Real Estate	2.9
Retailing	0.8
Semiconductors & Semiconductor Equipment	1.9
Software & Services	2.9
Technology Hardware & Equipment	8.4
Transportation	3.5
Utilities	3.0
Short-Term Investments	2.7
Other Assets and Liabilities	0.3

Total	100.0%

3

The Hartford Value Opportunities Fund
Schedule of Investments
April 30, 2009 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 97.0%
	Automobiles & Components - 1.6%
175	TRW Automotive Holdings Corp. •	$1,507

	Capital Goods - 7.0%
5	Alliant Techsystems, Inc. •	422
14	AMETEK, Inc.	461
37	Deere & Co.	1,523
31	Dover Corp.	945
123	General Electric Co.	1,550
15	Lindsay Corp.	570
6	Lockheed Martin Corp.	471
19	Pentair, Inc.	511

		6,453

	Diversified Financials - 9.9%
61	Ameriprise Financial, Inc.	1,605
79	Bank of America Corp.	708
25	Capital One Financial Corp.	414
158	CIT Group, Inc.	350
13	Goldman Sachs Group, Inc.	1,696
38	Invesco Ltd.	553
36	JP Morgan Chase & Co.	1,178
68	Oaktree Capital ▪•	918
115	PennantPark Investment Corp.	631
79	TD Ameritrade Holding Corp. •	1,254

		9,307

	Energy - 17.1%
9	Apache Corp.	619
19	Baker Hughes, Inc.	680
33	Canadian Natural Resources Ltd. ADR	1,522
33	Consol Energy, Inc.	1,042
14	Exxon Mobil Corp.	920
71	Newfield Exploration Co. •	2,208
31	Noble Energy, Inc.	1,765
36	SBM Offshore N.V.	587
51	Talisman Energy, Inc.	640
36	Total S.A. ADR	1,777
354	Uranium One, Inc. •	978
98	USEC, Inc. •	607
102	Weatherford International Ltd. •	1,703
28	XTO Energy, Inc.	977

		16,025

	Food & Staples Retailing - 2.1%
52	Kroger Co.	1,118
36	Sysco Corp.	835

		1,953

	Food, Beverage & Tobacco - 5.8%
10	Bunge Ltd. Finance Corp.	461
1,127	Chaoda Modern Agriculture	641
—	Japan Tobacco, Inc.	1,103
2,119	Marine Harvest •	955
17	Perdigao S.A. •	511
66	Tyson Foods, Inc. Class A	698
55	Unilever N.V. NY Shares ADR	1,084

		5,453

	Health Care Equipment & Services - 5.6%
32	Cardinal Health, Inc.	1,088
39	CIGNA Corp.	771
21	Covidien Ltd.	686
27	Medtronic, Inc.	858
80	UnitedHealth Group, Inc.	1,872

		5,275

	Insurance - 10.5%
59	ACE Ltd.	2,738
25	Everest Re Group Ltd.	1,866
18	Fidelity National Financial, Inc.	334
18	First American Financial Corp.	505
11	PartnerRe Ltd.	777
35	Platinum Underwriters Holdings Ltd.	1,016
42	Reinsurance Group of America, Inc.	1,326
77	Unum Group	1,261

		9,823

	Materials - 3.4%
28	ArcelorMittal ADR	651
30	Companhia Vale do Rio Doce ADR	493
51	Owens-Illinois, Inc.•	1,247
85	Rexam plc	394
9	Syngenta AG ADR	384

		3,169

	Media - 4.8%
127	Comcast Corp. Class A	1,967
119	Comcast Corp. Special Class A	1,744
104	Virgin Media, Inc.	805

		4,516

	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
48	Alkermes, Inc.•	371
17	Amgen, Inc.•	809
261	Impax Laboratories, Inc.•	1,378
33	Schering-Plough Corp.	762
50	Wyeth	2,107

		5,427

	Real Estate - 2.9%
24	Annaly Capital Management, Inc.	342
311	Chimera Investment Corp.	1,098
46	Kimco Realty Corp.	548
8	Mack-Cali Realty Corp.	204
19	Ventas, Inc.	545

		2,737

	Retailing - 0.8%
27	Home Depot, Inc.	708

	Semiconductors & Semiconductor Equipment - 1.9%
70	Varian Semiconductor Equipment Associates, Inc.	1,801

	Software & Services - 2.9%
12	CACI International, Inc. Class A•	463
109	Microsoft Corp.	2,208

		2,671

	Technology Hardware & Equipment - 8.4%
66	Arrow Electronics, Inc.•	1,489
24	Avnet, Inc.•	534
110	Cisco Systems, Inc.•	2,121
126	Corning, Inc.	1,839
193	Flextronics International Ltd.•	749
115	JDS Uniphase Corp. •	530
74	Solar Cayman Ltd. ⌂•†	601

		7,863

	Transportation - 3.5%
266	Delta Air Lines, Inc. •	1,639
20	United Parcel Service, Inc. Class B	1,068
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 97.0% — (continued)
	Transportation - 3.5% — (continued)
153	US Airways Group, Inc. •		$578

			3,285

	Utilities - 3.0%
24	Entergy Corp.		1,574
10	Exelon Corp.		470
8	FirstEnergy Corp.		344
21	Northeast Utilities		450

			2,838

	Total common stocks (cost $118,125)		$90,811

	Total long-term investments (cost $118,125)		$90,811

SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $607, collateralized by GNMA 4.50% - 6.50%, 2038 - 2039, value of $619)
$607	0.18%, 04/30/2009		$607

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $726, collateralized by FHLMC 4.50% - 6.50%,
2035 - 2039, FNMA 4.50% - 6.50%, 2034 - 2047, value of $741)

726	0.17%, 04/30/2009		726

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $1,015, collateralized by FHLMC 4.00% - 7.00%,
2021 - 2039, FNMA 6.00% - 7.00%, 2034 - 2038, GNMA 4.50% - 7.00%,
2024 - 2039, value of $1,035)

1,015	0.17%, 04/30/2009		1,015
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $3, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $4)
3	0.14%, 04/30/2009		3

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2009 in the amount of $219, collateralized by FHLMC 8.00% - 15.00%, 2009 - 2021, FNMA 3.50% - 15.50%, 2012 - 2039, value of $223)

219	0.16%, 04/30/2009		219

			2,570

	Total short-term investments (cost $2,570)		$2,570

	Total investments (cost $120,695)▲	99.7%	$93,381
	Other assets and liabilities	0.3%	312

	Total net assets	100.0%	$93,693

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.68% of total net assets at April 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2009, the cost of securities for federal income tax purposes was $122,518 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,934
Unrealized Depreciation	(32,071)

Net Unrealized Depreciation	$(29,137)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at April 30, 2009, was $601, which represents 0.64% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

▪	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2009, was $918, which represents 0.98% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

03/2007	74	Solar Cayman Ltd. - 144A	$1,026
The aggregate value of these securities at April 30, 2009 was $601 which represents 0.64% of total net assets.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Opportunities Fund
Schedule of Investments — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
Forward Foreign Currency Contracts Outstanding at April 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Norwegian Krone (Sell)	$42	$41	05/04/09	$(1)
Norwegian Krone (Sell)	115	115	05/05/09	—

				$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
FAS 157 Disclosure of Investment Valuation Hierarchy Levels

Assets:
Investment in securities — Level 1	$85,612
Investment in securities — Level 2	6,250
Investment in securities — Level 3	1,519

Total	$93,381

Liabilities:
Other financial instruments — Level 2 *	1

Total	$1

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of October 31, 2008	$4,650
Net realized loss	(271)
Change in unrealized depreciation ♦	(530)
Net sales	(246)
Transfers in and /or out of Level 3	(2,084)

Balance as of April 30, 2009	$1,519

♦ Change in unrealized gains or losses relating to assets still held at April 30, 2009	$(530)

The accompanying notes are an integral part of these financial statements.

6

The Hartford Value Opportunities Fund
Statement of Assets and Liabilities
April 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at fair value (cost $120,695)	$93,381
Cash	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Investment securities sold	2,003
Fund shares sold	44
Dividends and interest	89
Other assets	118

Total assets	95,635

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1
Payables:
Investment securities purchased	1,665
Fund shares redeemed	182
Investment management fees	12
Distribution fees	6
Accrued expenses	76

Total liabilities	1,942

Net assets	$93,693

Summary of Net Assets:
Capital stock and paid-in-capital	206,287
Accumulated undistributed net investment income	608
Accumulated net realized loss on investments and foreign currency transactions	(85,888)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(27,314)

Net assets	$93,693

Shares authorized	27,000,000

Par value	$0.0001

Class A: Net asset value per share/Maximum offering price per share	$8.16/$8.63

Shares outstanding	6,428

Net assets	$52,420

Class B: Net asset value per share	$7.39

Shares outstanding	922

Net assets	$6,812

Class C: Net asset value per share	$7.38

Shares outstanding	1,199

Net assets	$8,843

Class I: Net asset value per share	$8.06

Shares outstanding	129

Net assets	$1,036

Class L: Net asset value per share/Maximum offering price per share	$8.16/$8.56

Shares outstanding	2,202

Net assets	$17,961

Class R3: Net asset value per share	$8.26

Shares outstanding	86

Net assets	$707

Class R4: Net asset value per share	$8.30

Shares outstanding	278

Net assets	$2,306

Class R5: Net asset value per share	$8.33

Shares outstanding	1

Net assets	$6

Class Y: Net asset value per share	$8.36

Shares outstanding	431

Net assets	$3,602

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Opportunities Fund
Statement of Operations
For the Six Month Period Ended April 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,000
Interest	1
Securities lending	4
Less: Foreign tax withheld	(18)

Total investment income	987

Expenses:
Investment management fees	363
Transfer agent fees	182
Distribution fees
Class A	62
Class B	32
Class C	45
Class L	21
Class R3	2
Class R4	2
Custodian fees	6
Accounting services	6
Registration and filing fees	49
Board of Directors’ fees	2
Audit fees	5
Other expenses	41

Total expenses (before waivers and fees paid indirectly)	818
Expense waivers	(164)
Transfer agent fee waivers	(86)
Commission recapture	(2)
Custodian fee offset	—

Total waivers and fees paid indirectly	(252)

Total expenses, net	566

Net investment income	421

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(34,584)
Net realized loss on foreign currency transactions	(188)

Net Realized Loss on Investments and Foreign Currency Transactions	(34,772)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	31,932
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	188

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	32,120

Net Loss on Investments	(2,652)

Net Decrease in Net Assets Resulting from Operations	$(2,231)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Opportunities Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations:
Net investment income	$421	$1,208
Net realized loss on investments and foreign currency transactions	(34,772)	(50,072)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	32,120	(72,198)

Net decrease in net assets resulting from operations	(2,231)	(121,062)

Distributions to Shareholders:
From net investment income
Class A	(1,018)	(465)
Class B	(95)	—
Class C	(73)	—
Class I	(22)	(30)
Class L	(402)	(198)
Class R3	(12)	(2)
Class R4	(41)	(7)
Class R5	—	—
Class Y	(82)	(198)
From net realized gain on investments
Class A	—	(22,278)
Class B	—	(3,201)
Class C	—	(5,032)
Class I	—	(676)
Class L	—	(6,052)
Class R3	—	(12)
Class R4	—	(123)
Class R5	—	(1)
Class Y	—	(3,723)

Total distributions	(1,745)	(41,998)

Capital Share Transactions:
Class A	(5,739)	(11,937)
Class B	(637)	(1,845)
Class C	(1,963)	(3,812)
Class I	(49)	(1,332)
Class L	(1,038)	897
Class R3	51	916
Class R4	415	2,441
Class R5	—	1
Class Y	(13,412)	11,298

Net decrease from capital share transactions	(22,372)	(3,373)

Net decrease in net assets	(26,348)	(166,433)
Net Assets:
Beginning of period	120,041	286,474

End of period	$93,693	$120,041

Accumulated undistributed net investment income	$608	$1,932

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Opportunities Fund
Notes to Financial Statements
April 30, 2009 (Unaudited)
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of six portfolios. Financial statements for The Hartford Value Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on

11

The Hartford Value Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of April 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared and paid annually. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are

12

collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include but are not limited to foreign currency gains and losses, losses deferred due to wash sales adjustments, adjustments related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of April 30, 2009.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

13

The Hartford Value Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

FASB Staff Position No. 157-4 — In April 2009, FASB released FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP also requires additional disclosure detail on debt and equity securities by major investment categories. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP FAS 157-4 and does not believe it will impact valuation but will require additional disclosure. This additional disclosure has not yet been implemented.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

n)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

14

b)	The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$11,033	$6,712
Long-Term Capital Gains *	30,965	15,915

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2008, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,743
Accumulated Capital Losses*	$(49,246)
Unrealized Depreciation†	$(61,115)

Total Accumulated Deficit	$(108,618)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
c)	Reclassification of Capital Accounts - In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital account. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2008, the Fund recorded reclassifications to increase undistributed net investment income by $733 and decrease accumulated net realized loss by $733.

d)	Capital Loss Carryforward - At October 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year	Amount
2016	$49,246

Total	$49,246

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended October 31, 2006 – 2008) and has determined there is no impact to the Fund’s financial statements.

15

The Hartford Value Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
4.	Expenses:
a)	Investment Management Agreements — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting service fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.40%	1.60%	1.30%	1.00%	1.00%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2009, these amounts are included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,	October 31,	October 31,
	30, 2009	2008	2007		2006	2005	2004
Class A Shares	1.11%	1.40%	1.40%		1.39%	1.39%	1.44%
Class B Shares	1.50	1.94	2.13		2.11	2.14	2.15
Class C Shares	1.92	2.15	2.15		2.14	2.14	2.15
Class I Shares	1.10	1.15	1.16		1.15 *
Class L Shares	1.27	1.20	1.24		1.22	1.30	1.41
Class R3 Shares	1.60	1.65	1.65	†
Class R4 Shares	1.30	1.35	1.38	‡
Class R5 Shares	1.00	1.05	1.05	§
Class Y Shares	1.00	0.96	0.94		0.99	1.06	1.15

*	From August 31, 2006 (commencement of operations), through October 31, 2006

†	From December 22, 2006 (commencement of operations), through October 31, 2007

‡	From December 22, 2006 (commencement of operations), through October 31, 2007

§	From December 22, 2006 (commencement of operations), through October 31, 2007
e)	Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2009, HIFSCO received front-end load sales charges of $84 and contingent deferred sales charges of $12 from the Fund.

The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

17

The Hartford Value Opportunities Fund
Notes to Financial Statements — (continued)
April 30, 2009 (Unaudited)
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated $125 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate:

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	9.72%
Class B	0.01	8.89
Class C	0.01	8.90
Class I	0.01	10.07
Class L	0.01	9.91
Class Y	0.01	10.29
5.	Affiliate Holdings:

As of April 30, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	1
6.	Investment Transactions:
For the six-month period ended April 30, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$33,333
Sales Proceeds Excluding U.S. Government Obligations	58,181

18

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	For the Six-Month Period Ended April 30, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	603	131	(1,555)	—	(821)	1,660	1,489	(4,544)	—	(1,395)
Amount	$4,410	$974	$(11,123)	$—	$(5,739)	$20,953	$21,647	$(54,537)	$—	$(11,937)
Class B
Shares	62	13	(179)	—	(104)	115	230	(560)	—	(215)
Amount	$418	$92	$(1,147)	$—	$(637)	$1,235	$3,029	$(6,109)	$—	$(1,845)
Class C
Shares	97	10	(422)	—	(315)	289	332	(1,066)	—	(445)
Amount	$649	$65	$(2,677)	$—	$(1,963)	$3,350	$4,356	$(11,518)	$—	$(3,812)
Class I
Shares	41	3	(55)	—	(11)	162	47	(326)	—	(117)
Amount	$315	$22	$(386)	$—	$(49)	$1,876	$678	$(3,886)	$—	$(1,332)
Class L
Shares	48	53	(248)	—	(147)	102	421	(528)	—	(5)
Amount	$339	$394	$(1,771)	$—	$(1,038)	$1,242	$6,147	$(6,492)	$—	$897
Class R3
Shares	26	2	(21)	—	7	102	1	(31)	—	72
Amount	$194	$12	$(155)	$—	$51	$1,284	$14	$(382)	$—	$916
Class R4
Shares	74	5	(25)	—	54	215	9	(39)	—	185
Amount	$553	$41	$(179)	$—	$415	$2,754	$129	$(442)	$—	$2,441
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
Class Y
Shares	62	11	(1,835)	—	(1,762)	818	262	(309)	—	771
Amount	$447	$82	$(13,941)	$—	$(13,412)	$10,413	$3,921	$(3,036)	$—	$11,298
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2009	14	$100
For the Year Ended October 31, 2008	49	$598
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Value Opportunities Fund
Financial Highlights — (Unaudited)

	- Selected Per-Share Data - (a)										- Ratios and Supplemental Data -
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
															Net Assets		Net Assets		Net Assets
				Net											Before		After		After
				Realized											Waivers		Waivers		Waivers
				and Un-											and		and		and
				realized			Distrib-			Net					Reimburse-		Reimburse-		Reimburse-		Ratio of
		Net	Pay-	Gain		Dividends	utions			Increase	Net				ments and		ments and		ments and		Net Invest-		Port-
	Net Asset	Invest-	ments	(Loss)		from Net	from	Distri-		(Decrease)	Asset			Net Assets	Including		Including		Excluding		ment		folio
	Value at	ment	from	on	Total from	Invest-	Realized	butions	Total	in Net	Value at			at End of	Expenses		Expenses		Expenses		Income to		Turn-
	Beginning	Income	(to)	Invest-	Investment	ment	Capital	from	Distri-	Asset	End of	Total		Period	not Subject		not Subject		not Subject		Average		over
Class	of Period	(Loss)	Affiliate	ment	Operations	Income	Gains	Capital	butions	Value	Period	Return(b)		(000’s)	to Cap(c)		to Cap(c)		to Cap(c)		Net Assets		Rate(d)
For the Six-Month Period Ended April 30, 2009 (Unaudited) (e)
A	$8.22	$0.04	$—	$0.05	$0.09	$(0.15)	$—	$—	$(0.15)	$(0.06)	$8.16	1 .23	%(f)	$52,420	1 .81	%(g)	1 .12	%(g)	1 .12	%(g)	1 .03	%(g)	36%
B	7.42	0.02	—	0.05	0.07	(0.10)	—	—	(0.10)	(0.03)	7.39	1 .02	(f)	6,812	2 .93	(g)	1 .50	(g)	1 .50	(g)	0 .64	(g)	—
C	7.38	0.01	—	0.04	0.05	(0.05)	—	—	(0.05)	—	7.38	0 .76	(f)	8,843	2 .51	(g)	1 .92	(g)	1 .92	(g)	0 .24	(g)	—
I	8.15	0.03	—	0.05	0.08	(0.17)	—	—	(0.17)	(0.09)	8.06	1 .07	(f)	1,036	1 .30	(g)	1 .10	(g)	1 .10	(g)	0 .98	(g)	—
L	8.26	0.03	—	0.04	0.07	(0.17)	—	—	(0.17)	(0.10)	8.16	1 .11	(f)	17,961	1 .29	(g)	1 .27	(g)	1 .27	(g)	0 .87	(g)	—
R3	8.33	0.02	—	0.05	0.07	(0.14)	—	—	(0.14)	(0.07)	8.26	0 .90	(f)	707	1 .87	(g)	1 .60	(g)	1 .60	(g)	0 .53	(g)	—
R4	8.39	0.03	—	0.05	0.08	(0.17)	—	—	(0.17)	(0.09)	8.30	1 .03	(f)	2,306	1 .44	(g)	1 .30	(g)	1 .30	(g)	0 .79	(g)	—
R5	8.44	0.04	—	0.05	0.09	(0.20)	—	—	(0.20)	(0.11)	8.33	1 .13	(f)	6	1 .11	(g)	1 .00	(g)	1 .00	(g)	1 .12	(g)	—
Y	8.48	0.05	—	0.03	0.08	(0.20)	—	—	(0.20)	(0.12)	8.36	1 .09	(f)	3,602	1 .01	(g)	1 .00	(g)	1 .00	(g)	1 .61	(g)	—
For the Year Ended October 31, 2008
A	18.24	0.09	—	(7.48)	(7.39)	(0.04)	(2.59)	—	(2.63)	(10.02)	8.22	(46.75)		59,576	1.50		1.40		1.40		0.62		65
B	16.75	—	—	(6.74)	(6.74)	—	(2.59)	—	(2.59)	(9.33)	7.42	(46.99)		7,613	2.47		1.95		1.95		0.08		—
C	16.71	(0.03)	—	(6.71)	(6.74)	—	(2.59)	—	(2.59)	(9.33)	7.38	(47.13)		11,167	2.21		2.15		2.15		(0.12)		—
I	18.13	0.07	—	(7.37)	(7.30)	(0.09)	(2.59)	—	(2.68)	(9.98)	8.15	(46.63)		1,139	1.22		1.15		1.15		0.99		—
L	18.31	0.10	—	(7.49)	(7.39)	(0.07)	(2.59)	—	(2.66)	(10.05)	8.26	(46.62)		19,403	1.21		1.20		1.20		0.82		—
R3	18.56	0.10	—	(7.64)	(7.54)	(0.10)	(2.59)	—	(2.69)	(10.23)	8.33	(46.93)		657	1.72		1.65		1.65		0.30		—
R4	18.61	0.12	—	(7.66)	(7.54)	(0.09)	(2.59)	—	(2.68)	(10.22)	8.39	(46.73)		1,877	1.37		1.35		1.35		0.66		—
R5	18.66	0.10	—	(7.64)	(7.54)	(0.09)	(2.59)	—	(2.68)	(10.22)	8.44	(46.57)		6	1.07		1.05		1.05		0.96		—
Y	18.73	0.12	—	(7.67)	(7.55)	(0.11)	(2.59)	—	(2.70)	(10.25)	8.48	(46.52)		18,603	0.97		0.97		0.97		1.01		—
For the Year Ended October 31, 2007
A	18.26	0.08	—	1.56	1.64	(0.14)	(1.52)	—	(1.66)	(0.02)	18.24	9 .73	(h)	157,671	1.48		1.40		1.40		0.48		77
B	16.92	(0.04)	—	1.43	1.39	(0.04)	(1.52)	—	(1.56)	(0.17)	16.75	8 .90	(h)	20,792	2.38		2.13		2.13		(0.25)		—
C	16.92	(0.01)	—	1.40	1.39	(0.08)	(1.52)	—	(1.60)	(0.21)	16.71	8 .91	(h)	32,738	2.19		2.15		2.15		(0.28)		—
I	18.27	0.34	—	1.36	1.70	(0.32)	(1.52)	—	(1.84)	(0.14)	18.13	10 .08	(h)	4,659	1.22		1.15		1.15		0.61		—
L(i)	18.29	0.09	—	1.59	1.68	(0.14)	(1.52)	—	(1.66)	0.02	18.31	9 .92	(h)	43,102	1.26		1.25		1.25		0.50		—
R3(j)	17.74	—	—	0.82	0.82	—	—	—	—	0.82	18.56	4 .62	(f)	124	1 .78	(g)	1 .65	(g)	1 .65	(g)	0 .03	(g)	—
R4(k)	17.74	—	—	0.87	0.87	—	—	—	—	0.87	18.61	4 .90	(f)	732	1 .40	(g)	1 .35	(g)	1 .35	(g)	(0 .01	) (g)	—
R5(l)	17.74	0.12	—	0.80	0.92	—	—	—	—	0.92	18.66	5 .19	(f)	11	1 .17	(g)	1 .05	(g)	1 .05	(g)	0 .75	(g)	—
Y	18.48	0.51	—	1.26	1.77	—	(1.52)	—	(1.52)	0.25	18.73	10 .30	(h)	26,645	0.94		0.94		0.94		1.19		—
For the Year Ended October 31, 2006 (e)
A	15.56	0.09	—	3.11	3.20	—	(0.50)	—	(0.50)	2.70	18.26	21.12		111,324	1.52		1.40		1.40		0.51		57
B	14.56	(0.03)	—	2.89	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.21		18,271	2.38		2.12		2.12		(0.20)		—
C	14.56	(0.04)	—	2.90	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.20		22,466	2.22		2.15		2.15		(0.24)		—
I(m)	17.12	0.01	—	1.14	1.15	—	—	—	—	1.15	18.27	6 .72	(f)	12	1 .38	(g)	1 .15	(g)	1 .15	(g)	0 .12	(g)	—
L	15.58	0.12	—	3.11	3.23	(0.02)	(0.50)	—	(0.52)	2.71	18.29	21.31		32,983	1.23		1.23		1.23		0.68		—
Y	15.74	0.15	—	3.15	3.30	(0.06)	(0.50)	—	(0.56)	2.74	18.48	21.55		102,915	1.00		1.00		1.00		0.90		—
For the Year Ended October 31, 2005
A	14.06	0.03	—	1.47	1.50	—	—	—	—	1.50	15.56	10.67		66,368	1.62		1.40		1.40		0.27		38
B	13.24	(0.05)	—	1.37	1.32	—	—	—	—	1.32	14.56	9.97		13,560	2.51		2.15		2.15		(0.47)		—
C	13.25	(0.05)	—	1.36	1.31	—	—	—	—	1.31	14.56	9.89		13,258	2.33		2.15		2.15		(0.47)		—
L	14.06	0.07	—	1.45	1.52	—	—	—	—	1.52	15.58	10.81		27,674	1.30		1.30		1.30		0.45		—
Y	14.17	0.05	—	1.52	1.57	—	—	—	—	1.57	15.74	11.08		95,974	1.07		1.07		1.07		0.55		—
For the Year Ended October 31, 2004
A	12.15	0.01	—	1.90	1.91	—	—	—	—	1.91	14.06	15.72		24,601	1.82		1.45		1.45		0.08		52
B	11.53	(0.06)	—	1.77	1.71	—	—	—	—	1.71	13.24	14.83		5,709	2.70		2.15		2.15		(0.64)		—
C	11.53	(0.06)	—	1.78	1.72	—	—	—	—	1.72	13.25	14.92		5,627	2.47		2.15		2.15		(0.64)		—
L	12.15	—	—	1.91	1.91	—	—	—	—	1.91	14.06	15.72		25,687	1.42		1.42		1.42		0.04		—
Y	12.22	0.01	—	1.94	1.95	—	—	—	—	1.95	14.17	15.96		10,101	1.16		1.16		1.16		0.34		—
Footnotes for Financial Highlights are on the next page.

20

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Not annualized.

(g)	Annualized.

(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

(i)	Classes H, M and N were merged into Class L on February 9, 2007.

(j)	Commenced operations on December 22, 2006.

(k)	Commenced operations on December 22, 2006.

(l)	Commenced operations on December 22, 2006.

(m)	Commenced operations on August 31, 2006.

21

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Thomas M. Marra* (1958) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra currently serves as Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. (“Hartford Life”) (2000-2008), as President of Hartford Life (2002-2008) and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

*	On February 24, 2009, The Hartford and Mr. Marra determined to enter into a mutually agreed separation whereby Mr. Marra will retire, and his role as an executive officer and employee of The Hartford will terminate, effective July 3, 2009. Mr. Marra will resign his position as a Director of the Fund effective June 25, 2009.
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life Insurance Company, (“Hartford Life”). Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

23

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited) — (continued)
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life Insurance Company. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Value Opportunities Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2008 through April 30, 2009.
Actual Expenses
The first column of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2008	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2008 through	expense	1/2	full
	October 31, 2008	April 30, 2009	April 30, 2009	October 31, 2008	April 30, 2009	April 30, 2009	ratio	year	year
Class A	$1,000.00	$1,012.28	$5.58	$1,000.00	$1,019.24	$5.60	1.12%	181	365
Class B	$1,000.00	$1,010.21	$7.47	$1,000.00	$1,017.35	$7.50	1.50	181	365
Class C	$1,000.00	$1,007.56	$9.55	$1,000.00	$1,015.27	$9.59	1.92	181	365
Class I .	$1,000.00	$1,010.66	$5.48	$1,000.00	$1,019.33	$5.50	1.10	181	365
Class L	$1,000.00	$1,011.13	$6.33	$1,000.00	$1,018.49	$6.35	1.27	181	365
Class R3	$1,000.00	$1,008.98	$7.96	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$1,010.34	$6.47	$1,000.00	$1,018.34	$6.50	1.30	181	365
Class R5	$1,000.00	$1,011.29	$4.98	$1,000.00	$1,019.83	$5.00	1.00	181	365
Class Y	$1,000.00	$1,010.90	$4.98	$1,000.00	$1,019.83	$5.00	1.00	181	365

25

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this semi-annual filing.
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.
(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.
(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.
Date: June 16, 2009	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 16, 2009	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: June 16, 2009	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)		Certifications

			(i) Section 302 certification of principal executive officer

			(ii) Section 302 certification of principal financial officer

99.906CERT	11	(b)	Section 906 certification of principal executive officer and principal financial officer